UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07618

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2007

Date of reporting period: September 30, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Municipal Income Fund II

Arizona Portfolio

Florida Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

 LOGO

September 30, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 16, 2007

Annual Report

This report provides management’s discussion of fund performance for the portfolios of AllianceBernstein Municipal Income Fund II (the “Portfolios”) for the annual reporting period ended September 30, 2007.

Investment Objectives and Policies

The nine portfolios of this open-end fund, by investing principally in high-yielding, predominantly investment-grade municipal securities, seek to provide their shareholders with the highest level of income exempt from Federal and state personal income tax that is available without assuming undue risk. Each of the Portfolios pursues its objective by investing at least 80% of its net assets in municipal securities issued by the named state or municipal securities with interest that is otherwise exempt from the named state’s income tax. Pennsylvania Portfolio and Virginia Portfolio are non-diversified, meaning they can invest more of their assets in a fewer number of issuers.

Investment Results

The tables on pages 5-13 show performance for each Portfolio compared to its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended September 30, 2007. For the 12-month period ended September 30, 2007, all of the Portfolios’ Class A shares without sales charges underperformed the benchmark, the LB Municipal Index, which represents the municipal market and posted a positive return of 3.10%. For the six-month period ended September 30, 2007, all of the Portfolios’

Class A shares without sales charges, except for the Massachusetts Portfolio, underperformed the benchmark, which returned 1.15% over the period. The Massachusetts Portfolio’s Class A shares without sales charges performed in line with the benchmark for the six-month period.

A description of each Portfolio’s relative performance versus the benchmark for the annual reporting period ended September 30, 2007 follows.

Arizona Portfolio — The Arizona Portfolio’s underperformance was largely the result of its relative weight in the insured sector. Security selection in the hospital, housing, power, leasing and insured sectors also detracted from the Portfolio’s performance. Security selection in the special tax and industrial revenue bond sectors, in addition to the Portfolio’s relative weight in the pre-refunded sector, was beneficial to performance.

Florida Portfolio — The Florida Portfolio’s relative underperformance compared to the benchmark was largely the result of security selection in the insured sector. The Portfolio’s relative weight in industrial revenue bonds was beneficial to performance.

Massachusetts Portfolio — The Massachusetts Portfolio’s relative underperformance compared to the benchmark was largely the result of security selection in the insured and hospital sectors. The Portfolio’s relative weight in pre-refunded and industrial revenue bonds was beneficial to performance.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	1

Michigan Portfolio — The Michigan Portfolio’s relative underperformance compared to the benchmark was largely the result of security selection in the hospital, housing and education sectors. The Portfolio’s relative weight in the pre-refunded and industrial revenue bond sectors was beneficial to performance.

Minnesota Portfolio — The Minnesota Portfolio’s relative underperformance compared to the benchmark was largely the result of security selection in the insured, hospital, education and housing sectors. The Portfolio’s relative weight in the industrial revenue bond and housing sectors contributed positively to the Portfolio’s performance.

New Jersey Portfolio — The New Jersey Portfolio’s underperformance was largely the result of its relative weight in the insured sector. Security selection in the hospital and education sectors also detracted from the Portfolio’s performance. Security selection in the insured sector, in addition to the Portfolio’s relative weight in the pre-refunded sector, was beneficial to performance.

Ohio Portfolio — The Ohio Portfolio’s underperformance was largely the result of its relative weight in the insured and industrial revenue bond sectors. Security selection in the pre-refunded and industrial revenue bond sectors, in addition to the Portfolio’s relative weight in the pre-refunded sector, was beneficial to performance.

Pennsylvania Portfolio — The Pennsylvania Portfolio’s relative under-

performance was largely the result of security selection in the hospital, transportation and insured sectors, in addition to the Portfolio’s relative weight in the insured sector. The Portfolio’s relative weight in pre-refunded and industrial revenue bonds was beneficial to performance.

Virginia Portfolio — The Virginia Portfolio’s relative underperformance was largely the result of security selection in the housing, insured, special tax and airport sectors. The Portfolio’s relative weight in the housing and pre-refunded sectors was beneficial to performance.

Market Review and Investment Strategy

For the six- and 12-month periods ended September 30, 2007, yields for short-maturity bonds were little changed or declined, and yields for longer maturity bonds rose significantly. In the six-month period, a broad liquidity crunch stemming from the subprime mortgage crisis led to widening credit spreads across fixed-income markets. Accordingly, high-grade municipals outperformed riskier debt. The top-performing municipal sectors were those of the highest credit quality, particularly general obligation (GO) and pre-refunded bonds. Speculative-grade securities, which had very strong returns in previous quarters, significantly underperformed as credit spreads widened.

Although problems in the housing market increased uncertainty concerning the future health of the U.S. economy, most municipal issuers

2	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

entered this period of uncertainty in relatively good financial shape. For example, state reserves were among the largest in history as a percent of expenditures and have been accumulating since at least 2005 when tax revenues began to pour into state coffers. Furthermore, state governors and legislators generally have taken a cautious approach in their revenue projections in their new budgets, remembering the fiscal difficulties in 2003 when their overly optimistic projections led to serious budget shortfalls. As a result, the spread widening experienced in the municipal market was modest relative to the dislocations observed in the taxable bond markets.

The overarching theme in the Portfolios for the 12-month period was that of risk reduction. By historical standards, investors were being paid very little to either assume credit risk or extend maturity. For example, six months ago, the extra income for buying a BBB-rated bond over a AAA-rated bond was only 0.4%. Four years earlier, the income benefit for buying a BBB bond had been twice as much. In response to these market conditions, the Portfolios’ Municipal Bond Investment Team (the “Team”) has been focusing new purchases on high credit quality bonds, and bonds with maturities within 10-15 years rather than lower credit quality bonds, or bonds with longer maturities. The Team’s strategy of risk reduction has helped the Portfolios’ relative performance. The Portfolios’ concentration in high credit quality bonds added to performance as credit spreads ultimately widened. Also, maturity selection contributed to the Portfolios’ relative performance as longer-term bonds underperformed.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios’ prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Price fluctuations in the Portfolios’ securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolios to decline. Municipal income securities may realize gains; therefore, shareholders will incur a tax liability from time to time. Income may be subject to state and local taxes and/or the alternative minimum tax. A municipal security could be downgraded or its issuer could default in payment of principal or interest. If applicable, for bonds that are issued at higher interest rates, the issuer may exercise its right to recall some or all of the outstanding bonds to investors prior to their maturity. Individual state municipal portfolios are non-diversified and subject to geographic risk including greater risk of adverse economic conditions and regulatory changes based on their narrow investment objectives. Additionally, the Pennsylvania and Virginia Portfolios can invest in a relatively small number of issuers, and are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. While the Portfolios invest principally in bonds and other fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios’ prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2007	Returns
	6 Months	12 Months
Arizona Portfolio
Class A	0.85%	2.78%

Class B	0.50%	2.07%

Class C	0.50%	2.07%

LB Municipal Index	1.15%	3.10%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/97 TO 9/30/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Arizona Portfolio Class A shares (from 9/30/97 to 9/30/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	5

Historical Performance

FLORIDA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2007	Returns
	6 Months	12 Months
Florida Portfolio
Class A	1.03%	2.80%

Class B	0.68%	2.18%

Class C	0.68%	2.18%

LB Municipal Index	1.15%	3.10%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/97 TO 9/30/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Florida Portfolio Class A shares (from 9/30/97 to 9/30/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2007	Returns
	6 Months	12 Months
Massachusetts Portfolio
Class A	1.15%	2.92%

Class B	0.80%	2.21%

Class C	0.80%	2.22%

LB Municipal Index	1.15%	3.10%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/97 TO 9/30/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Massachusetts Portfolio Class A shares (from 9/30/97 to 9/30/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	7

Historical Performance

MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2007	Returns
	6 Months	12 Months
Michigan Portfolio
Class A	0.93%	2.75%

Class B	0.58%	2.04%

Class C	0.67%	2.13%

LB Municipal Index	1.15%	3.10%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/97 TO 9/30/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Michigan Portfolio Class A shares (from 9/30/97 to 9/30/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on page 4.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2007	Returns
	6 Months	12 Months
Minnesota Portfolio
Class A	0.83%	2.58%

Class B	0.58%	1.86%

Class C	0.58%	1.86%

LB Municipal Index	1.15%	3.10%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/97 TO 9/30/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Minnesota Portfolio Class A shares (from 9/30/97 to 9/30/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	9

Historical Performance

NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2007	Returns
	6 Months	12 Months
New Jersey Portfolio
Class A	0.59%	2.52%

Class B	0.24%	1.80%

Class C	0.24%	1.80%

LB Municipal Index	1.15%	3.10%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/97 TO 9/30/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II New Jersey Portfolio Class A shares (from 9/30/97 to 9/30/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on page 4.

(Historical Performance continued on next page)

10	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2007	Returns
	6 Months	12 Months
Ohio Portfolio
Class A	1.03%	3.05%

Class B	0.67%	2.34%

Class C	0.77%	2.33%

LB Municipal Index	1.15%	3.10%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/97 TO 9/30/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Ohio Portfolio Class A shares (from 9/30/97 to 9/30/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	11

Historical Performance

PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2007	Returns
	6 Months	12 Months
Pennsylvania Portfolio
Class A	0.83%	2.60%

Class B	0.47%	1.89%

Class C	0.47%	1.89%

LB Municipal Index	1.15%	3.10%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/97 TO 9/30/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Pennsylvania Portfolio Class A shares (from 9/30/97 to 9/30/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on page 4.

(Historical Performance continued on next page)

12	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2007	Returns
	6 Months	12 Months
Virginia Portfolio
Class A	0.98%	2.72%

Class B	0.63%	2.01%

Class C	0.73%	2.11%

LB Municipal Index	1.15%	3.10%

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO 9/30/97 TO 9/30/07

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Municipal Income Fund II Virginia Portfolio Class A shares (from 9/30/97 to 9/30/07) as compared to the performance of the Portfolio’s benchmark. The chart assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on page 4.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	13

Historical Performance

ARIZONA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2007
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.52%	5.67%
1 Year	2.78%	-1.58%
5 Years	4.27%	3.37%
10 Years	5.22%	4.76%

Class B Shares			2.98%	4.80%
1 Year	2.07%	-0.89%
5 Years	3.55%	3.55%
10 Years(a)	4.78%	4.78%

Class C Shares			2.98%	4.80%
1 Year	2.07%	1.08%
5 Years	3.55%	3.55%
10 Years	4.49%	4.49%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
				SEC Returns

Class A Shares
1 Year				-1.58%
5 Years				3.37%
10 Years				4.76%

Class B Shares
1 Year				-0.89%
5 Years				3.55%
10 Years(a)				4.78%

Class C Shares
1 Year				1.08%
5 Years				3.55%
10 Years				4.49%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.95%, 1.66% and 1.65% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.78%, 1.48% and 1.48% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2007.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance Disclosures on page 4.

(Historical Performance continued on next page)

14	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

FLORIDA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2007
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.90%	6.00%
1 Year	2.80%	-1.59%
5 Years	4.42%	3.52%
10 Years	5.13%	4.67%

Class B Shares			3.36%	5.17%
1 Year	2.18%	-0.77%
5 Years	3.70%	3.70%
10 Years(a)	4.70%	4.70%

Class C Shares			3.37%	5.18%
1 Year	2.18%	1.19%
5 Years	3.69%	3.69%
10 Years	4.40%	4.40%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
				SEC Returns

Class A Shares
1 Year				-1.59%
5 Years				3.52%
10 Years				4.67%

Class B Shares
1 Year				-0.77%
5 Years				3.70%
10 Years(a)				4.70%

Class C Shares
1 Year				1.19%
5 Years				3.69%
10 Years				4.40%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.98%, 1.69% and 1.68% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.83%, 1.53% and 1.53% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2007.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance Disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	15

Historical Performance

MASSACHUSETTS PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2007
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.28%	5.33%
1 Year	2.92%	-1.49%
5 Years	4.05%	3.15%
10 Years	4.81%	4.35%

Class B Shares			2.73%	4.44%
1 Year	2.21%	-0.76%
5 Years	3.35%	3.35%
10 Years(a)	4.38%	4.38%

Class C Shares			2.74%	4.45%
1 Year	2.22%	1.23%
5 Years	3.35%	3.35%
10 Years	4.09%	4.09%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)

				SEC Returns

Class A Shares
1 Year				-1.49%
5 Years				3.15%
10 Years				4.35%

Class B Shares
1 Year				-0.76%
5 Years				3.35%
10 Years(a)				4.38%

Class C Shares
1 Year				1.23%
5 Years				3.35%
10 Years				4.09%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.09%, 1.81% and 1.80% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.89%, 1.59% and 1.59% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2007.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance Disclosures on page 4.

(Historical Performance continued on next page)

16	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

MICHIGAN PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2007
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.31%	5.30%
1 Year	2.75%	-1.59%
5 Years	4.11%	3.22%
10 Years	5.37%	4.91%

Class B Shares			2.76%	4.42%
1 Year	2.04%	-0.92%
5 Years	3.40%	3.40%
10 Years(a)	4.92%	4.92%

Class C Shares			2.76%	4.42%
1 Year	2.13%	1.15%
5 Years	3.41%	3.41%
10 Years	4.64%	4.64%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
				SEC Returns

Class A Shares
1 Year				-1.59%
5 Years				3.22%
10 Years				4.91%

Class B Shares
1 Year				-0.92%
5 Years				3.40%
10 Years(a)				4.92%

Class C Shares
1 Year				1.15%
5 Years				3.41%
10 Years				4.64%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.04%, 1.75% and 1.74% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.98%, 1.69% and 1.68% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2007.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance Disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	17

Historical Performance

MINNESOTA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2007
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.42%	5.71%
1 Year	2.58%	-1.75%
5 Years	3.80%	2.90%
10 Years	4.91%	4.46%

Class B Shares			2.88%	4.81%
1 Year	1.86%	-1.09%
5 Years	3.08%	3.08%
10 Years(a)	4.47%	4.47%

Class C Shares			2.87%	4.79%
1 Year	1.86%	0.88%
5 Years	3.08%	3.08%
10 Years	4.19%	4.19%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
				SEC Returns

Class A Shares
1 Year				-1.75%
5 Years				2.90%
10 Years				4.46%

Class B Shares
1 Year				-1.09%
5 Years				3.08%
10 Years(a)				4.47%

Class C Shares
1 Year				0.88%
5 Years				3.08%
10 Years				4.19%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.17%, 1.88% and 1.87% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.98%, 1.68% and 1.68% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2007.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance Disclosures on page 4.

(Historical Performance continued on next page)

18	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

NEW JERSEY PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2007
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.62%	6.12%
1 Year	2.52%	-1.83%
5 Years	3.94%	3.03%
10 Years	4.46%	4.01%

Class B Shares			3.08%	5.21%
1 Year	1.80%	-1.14%
5 Years	3.19%	3.19%
10 Years(a)	4.00%	4.00%

Class C Shares			3.09%	5.22%
1 Year	1.80%	0.82%
5 Years	3.19%	3.19%
10 Years	3.71%	3.71%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
				SEC Returns

Class A Shares
1 Year				-1.83%
5 Years				3.03%
10 Years				4.01%

Class B Shares
1 Year				-1.14%
5 Years				3.19%
10 Years(a)				4.00%

Class C Shares
1 Year				0.82%
5 Years				3.19%
10 Years				3.71%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.15%, 1.86% and 1.85% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.02%, 1.72% and 1.72% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2007.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance Disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	19

Historical Performance

OHIO PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2007
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.39%	5.58%
1 Year	3.05%	-1.32%
5 Years	4.47%	3.57%
10 Years	4.78%	4.33%

Class B Shares			2.84%	4.68%
1 Year	2.34%	-0.64%
5 Years	3.72%	3.72%
10 Years(a)	4.34%	4.34%

Class C Shares			2.84%	4.68%
1 Year	2.33%	1.34%
5 Years	3.74%	3.74%
10 Years	4.06%	4.06%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
				SEC Returns

Class A Shares
1 Year				-1.32%
5 Years				3.57%
10 Years				4.33%

Class B Shares
1 Year				-0.64%
5 Years				3.72%
10 Years(a)				4.34%

Class C Shares
1 Year				1.34%
5 Years				3.74%
10 Years				4.06%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.98%, 1.69% and 1.68% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.85%, 1.55% and 1.55% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2007.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance Disclosures on page 4.

(Historical Performance continued on next page)

20	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

PENNSYLVANIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2007
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.44%	5.46%
1 Year	2.60%	-1.77%
5 Years	4.11%	3.21%
10 Years	4.96%	4.51%

Class B Shares			2.89%	4.59%
1 Year	1.89%	-1.07%
5 Years	3.38%	3.38%
10 Years(a)	4.52%	4.52%

Class C Shares			2.89%	4.59%
1 Year	1.89%	0.90%
5 Years	3.38%	3.38%
10 Years	4.23%	4.23%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
				SEC Returns

Class A Shares
1 Year				-1.77%
5 Years				3.21%
10 Years				4.51%

Class B Shares
1 Year				-1.07%
5 Years				3.38%
10 Years(a)				4.52%

Class C Shares
1 Year				0.90%
5 Years				3.38%
10 Years				4.23%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.11%, 1.82% and 1.82% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.06%, 1.76% and 1.76% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2007.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance Disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	21

Historical Performance

VIRGINIA PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2007
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			3.63%	5.93%
1 Year	2.72%	-1.63%
5 Years	4.42%	3.52%
10 Years	5.11%	4.66%

Class B Shares			3.09%	5.04%
1 Year	2.01%	-0.95%
5 Years	3.70%	3.70%
10 Years(a)	4.68%	4.68%

Class C Shares			3.10%	5.06%
1 Year	2.11%	1.13%
5 Years	3.72%	3.72%
10 Years	4.39%	4.39%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2007)
				SEC Returns

Class A Shares
1 Year				-1.63%
5 Years				3.52%
10 Years				4.66%

Class B Shares
1 Year				-0.95%
5 Years				3.70%
10 Years(a)				4.68%

Class C Shares
1 Year				1.13%
5 Years				3.72%
10 Years				4.39%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.01%, 1.72% and 1.71% for Class A, Class B and Class C, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 0.74%, 1.44% and 1.44% for Class A, Class B and Class C, respectively. These waivers/reimbursements extend through the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2007.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal Federal income tax rate and maximum state taxes where applicable.

See Historical Performance Disclosures on page 4.

22	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Arizona Portfolio	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,008.53	$3.93	0.78%
Hypothetical**	$1,000	$1,021.16	$3.95	0.78%
Class B
Actual	$1,000	$1,005.03	$7.44	1.48%
Hypothetical**	$1,000	$1,017.65	$7.49	1.48%
Class C
Actual	$1,000	$1,005.01	$7.44	1.48%
Hypothetical**	$1,000	$1,017.65	$7.49	1.48%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

(Fund Expenses continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	23

Fund Expenses

FUND EXPENSES

(continued from previous page)

Florida Portfolio	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,010.32	$3.93	0.78%
Hypothetical**	$1,000	$1,021.16	$3.95	0.78%
Class B
Actual	$1,000	$1,006.79	$7.45	1.48%
Hypothetical**	$1,000	$1,017.65	$7.49	1.48%
Class C
Actual	$1,000	$1,006.79	$7.45	1.48%
Hypothetical**	$1,000	$1,017.65	$7.49	1.48%

Massachusetts Portfolio	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,011.49	$4.13	0.82%
Hypothetical**	$1,000	$1,020.96	$4.15	0.82%
Class B
Actual	$1,000	$1,007.96	$7.65	1.52%
Hypothetical**	$1,000	$1,017.45	$7.69	1.52%
Class C
Actual	$1,000	$1,007.98	$7.65	1.52%
Hypothetical**	$1,000	$1,017.45	$7.69	1.52%

Michigan Portfolio	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,009.27	$5.09	1.01%
Hypothetical**	$1,000	$1,020.00	$5.11	1.01%
Class B
Actual	$1,000	$1,005.76	$8.60	1.71%
Hypothetical**	$1,000	$1,016.50	$8.64	1.71%
Class C
Actual	$1,000	$1,006.72	$8.60	1.71%
Hypothetical**	$1,000	$1,016.50	$8.64	1.71%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

(Fund Expenses continued on next page)

24	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Fund Expenses

FUND EXPENSES

(continued from previous page)

Minnesota Portfolio	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,008.35	$4.53	0.90%
Hypothetical**	$1,000	$1,020.56	$4.56	0.90%
Class B
Actual	$1,000	$1,005.81	$8.05	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%
Class C
Actual	$1,000	$1,005.79	$8.05	1.60%
Hypothetical**	$1,000	$1,017.05	$8.09	1.60%

New Jersey Portfolio	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,005.90	$4.37	0.87%
Hypothetical**	$1,000	$1,021.71	$4.41	0.87%
Class B
Actual	$1,000	$1,002.37	$7.88	1.57%
Hypothetical**	$1,000	$1,017.20	$7.94	1.57%
Class C
Actual	$1,000	$1,002.39	$7.88	1.57%
Hypothetical**	$1,000	$1,017.20	$7.94	1.57%

Ohio Portfolio	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,010.28	$4.28	0.85%
Hypothetical**	$1,000	$1,020.81	$4.31	0.85%
Class B
Actual	$1,000	$1,006.73	$7.80	1.55%
Hypothetical**	$1,000	$1,017.30	$7.84	1.55%
Class C
Actual	$1,000	$1,007.74	$7.80	1.55%
Hypothetical**	$1,000	$1,017.30	$7.84	1.55%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

(Fund Expenses continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	25

Fund Expenses

FUND EXPENSES

(continued from previous page)

Pennsylvania Portfolio	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,008.27	$4.78	0.95%
Hypothetical**	$1,000	$1,020.31	$4.81	0.95%
Class B
Actual	$1,000	$1,004.74	$8.29	1.65%
Hypothetical**	$1,000	$1,016.80	$8.34	1.65%
Class C
Actual	$1,000	$1,004.73	$8.29	1.65%
Hypothetical**	$1,000	$1,016.80	$8.34	1.65%

Virginia Portfolio	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,009.85	$3.63	0.72%
Hypothetical**	$1,000	$1,021.46	$3.65	0.72%
Class B
Actual	$1,000	$1,006.29	$7.14	1.42%
Hypothetical**	$1,000	$1,017.95	$7.18	1.42%
Class C
Actual	$1,000	$1,007.27	$7.15	1.42%
Hypothetical**	$1,000	$1,017.95	$7.18	1.42%
*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

26	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Fund Expenses

BOND RATING SUMMARY*

September 30, 2007

*	All data are as of September 30, 2007. Each Portfolio’s quality rating distribution is expressed as a percentage of the Portfolio’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services and Moody’s Investors Service. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	27

Bond Rating Summary

BOND RATING SUMMARY*

September 30, 2007

*	All data are as of September 30, 2007. Each Portfolio’s quality rating distribution is expressed as a percentage of the Portfolio’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services and Moody’s Investors Service. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

28	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Bond Rating Summary

BOND RATING SUMMARY*

September 30, 2007

*	All data are as of September 30, 2007. Each Portfolio’s quality rating distribution is expressed as a percentage of the Portfolio’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services and Moody’s Investors Service. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	29

Bond Rating Summary

ARIZONA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2007

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.6%
Long-Term Municipal Bonds – 96.5%
Arizona – 80.2%
Arizona Cap Fac Fin Corp Student Hsg Rev (Arizona St Univ Proj) Series 00 6.25%, 9/01/32	$2,000	$2,045,680
Arizona Game & Fish Dept 5.00%, 7/01/26	1,000	1,026,290
Arizona Hlth Fac Auth (Phoenix Children’s Hosp) 4.84%, 2/01/42(a)	1,150	1,142,893
Arizona Hlth Fac Auth Hosp (Phoenix Childrens Hosp) (Prerefunded) Series 02A 6.00%, 2/15/32	5,700	6,284,535
Arizona Hlth Fac Auth (Blood System Inc.) Series 04 5.00%, 4/01/19	750	768,795
Arizona Sch Brd Fac Series 01 5.00%, 7/01/19	6,730	7,068,990
Arizona St Transp Brd Hwy Rev 5.00%, 7/01/20	5,000	5,320,000
Series 04B 5.00%, 7/01/24	4,300	4,481,976
Arizona St Univ COP (Research Infrastructure Projs) AMBAC Series 05A 5.00%, 9/01/23	2,000	2,082,820
Arizona Student Loan Auth (Student Loan Rev) AMT Series 99B-1 5.90%, 5/01/24	1,500	1,564,545
Arizona Tourism & Sports Auth (Multipurpose Stadium Fac) MBIA Series 03A 5.00%, 7/01/25	2,400	2,478,384
Arizona Water Infra Fin Auth (Water Quality) Series 06A 5.00%, 10/01/24	4,000	4,216,200
Estrella Mtn Ranch CFD (Desert Village) 7.375%, 7/01/27	1,584	1,712,526

30	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Estrella Mtn Ranch CFD (Golf Village) Series 01A 7.875%, 7/01/25	$3,208	$3,461,240
Gilbert Water Res Muni Ppty Corp (Wastewtr Sys & Util Rev) Series 04 4.90%, 4/01/19	2,500	2,513,650
Glendale IDA (John C Lincoln Hlth) Series 05B 5.25%, 12/01/22	1,000	1,009,840
Glendale IDA Ed Fac (Midwestern Univ) Series 01A 5.875%, 5/15/31	3,770	4,098,065
Goodyear CFD (Palm Valley) Series 96C 7.25%, 7/01/16	2,297	2,313,745
Goodyear IDA Water & Swr Rev (Litchfield Pk Svc Proj) AMT Series 99 5.95%, 10/01/23	3,160	3,226,676
Greater Arizona Dev Auth Infra Rev MBIA Series 05A 5.00%, 8/01/21	1,600	1,682,368
MBIA Series 05B 5.00%, 8/01/25	4,320	4,533,581
Hassayampa CFD Series 96 7.75%, 7/01/21	2,570	2,624,381
Hassayampa CFD #2 (Forest Ridge Estates) Series 00 7.50%, 7/01/24	765	813,968
Maricopa Cnty SFMR (Mortgage Rev) AMT GNMA/ FNMA/ FHLMC Series 00-1C 6.25%, 12/01/30	25	25,032
GNMA/ FNMA/ FHLMC Series 01 5.63%, 3/01/33	645	659,912
GNMA/ FNMA/ FHLMC Series 02-B1 6.20%, 3/01/34(b)	95	96,438

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	31

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mesa Cnty IDA Hlth Fac (Discovery Hlth Sys) MBIA Series 99A 5.75%, 1/01/25	$15,000	$15,846,900
Nogales Municipal Dev Auth AMBAC Series 05 5.00%, 6/01/27	1,000	1,034,660
Northern Arizona Univ COP (Northern Arizona Univ Research Projs) AMBAC Series 04 5.125%, 9/01/21-9/01/24	7,140	7,583,434
Phoenix Civic Impt Corp Excise Tax Rev (Civic Plaza Exp Proj) Sub FGIC Series 05A 5.00%, 7/01/23	5,500	5,773,130
Phoenix IDA (Capitol Mall LLC Proj) AMBAC Series 05 5.00%, 9/15/25	5,935	6,191,808
Phoenix IDA SFMR (Mortgage Rev) AMT GNMA/ FNMA/ FHLMC Series 02A-1 5.75%, 9/01/33(b)	45	45,451
Pima Cnty IDA (Horizon Comnty Learning Ctr) Series 05 5.125%, 6/01/20	1,500	1,499,205
Pima Cnty IDA MFHR (La Hacienda) GNMA Series 99 7.00%, 12/20/31	1,290	1,475,502
Pima Cnty IDA SFMR GNMA/ FNMA Series 01A-1 5.35%, 11/01/24	5	5,001
Pima Cnty IDA SFMR (Mortgage Rev) AMT GNMA/ FNMA Series 99B-1 6.10%, 5/01/31	80	80,054
Pinal Cnty COP Series 04 5.00%, 12/01/24	3,780	3,820,559
Pinal Cnty IDA Correctional Facs Contract (Florence West Prison Proj) ACA Series 06A 5.25%, 10/01/22	1,400	1,417,010
Pinal Cnty Prop Corp. AMBAC Series 01 5.125%, 6/01/21	1,000	1,037,870

32	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Queen Creek Impt Dist No 1 5.00%, 1/01/26	$600	$589,386
Show Low Assessment Dist #6 (Torreon) ACA Series 00 6.00%, 1/01/18	955	992,780
Show Low IDA Hosp Rev (Navapache Regl Med Ctr) RADIAN Series 05 5.00%, 12/01/25	1,415	1,406,552
Stoneridge CFD Series 01 6.75%, 7/15/26	1,650	1,742,087
Sundance CFD Series 02 7.75%, 7/01/22	1,950	2,076,438
Tax Exempt Municipal Infra Trust Series 04B, Class A 4.05%, 12/01/08(c)	4,470	4,414,036
Tempe Excise Tax Rev 5.00%, 7/01/24	1,035	1,084,307
Tolleson IDA MFHR (Copper Cove) AMT GNMA Series 01A 5.50%, 11/20/41	5,825	5,940,801
Tucson & Pima HFA SFMR (Mortgage Rev) AMT GNMA/ FNMA Series 02A 5.50%, 1/01/35(b)	415	418,125
Tucson & Pima IDA SFMA (Mtg Bkd Secs Prog) AMT GNMA/ FNMA/ FHLMC Series 01A-1 6.35%, 1/01/34(b)(d)	745	760,906
Tucson Arpt Auth Rev AMT AMBAC Series 01 5.35%, 6/01/31	6,475	6,616,803
Tucson COP MBIA Series 04A 5.00%, 7/01/23-7/01/24	6,100	6,363,477
Tucson Higher Ed (Univ Arizona) AMBAC Series 02A 5.00%, 7/15/32	1,000	1,019,940
Univ Med Ctr Corp Hosp Rev 5.00%, 7/01/35	3,500	3,285,240
Univ of Arizona COP AMBAC 5.00%, 6/01/12	3,040	3,216,958
5.25%, 6/01/14-6/01/15	5,000	5,425,390

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	33

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

West Campus Hsg LLC Student Hsg Rev (Arizona St Univ West Campus) AMBAC Series 05 5.00%, 7/01/30	$1,500	$1,548,480
Yavapai Cnty Hosp Rev (Regional Med Ctr) RADIAN Series 03A 5.25%, 8/01/21	4,000	4,035,640

		164,000,460

Florida – 0.7%
Double Branch CDD (Oakleaf Village) Series 02A 6.70%, 5/01/34	980	1,088,819
Fiddlers Creek CDD (Prerefunded) Series 99B 5.80%, 5/01/21	405	396,058

		1,484,877

Puerto Rico – 14.7%
Puerto Rico Comwlth GO (Pub Impt) 5.25%, 7/01/23	575	601,617
Series 01A 5.50%, 7/01/19	500	548,060
Series 03A 5.25%, 7/01/23	500	517,480
Puerto Rico Comwlth Govt Dev Bank (Sr Notes) Series 06B 5.00%, 12/01/15	500	529,140
Puerto Rico Conv Ctr Dist Auth Hotel Occupancy Rev AMBAC Series 06A 5.00%, 7/01/18	6,000	6,434,100
Puerto Rico Elec Pwr Auth 5.00%, 7/01/22	2,390	2,462,345
Puerto Rico Elec Pwr Rev 5.00%, 7/01/20	4,010	4,150,470
Puerto Rico GO FGIC Series 02A 5.00%, 7/01/32	2,500	2,661,375
Puerto Rico HFA (Cap Fd Prog) 5.00%, 12/01/17	4,870	5,084,670
Puerto Rico Hwy & Transp Auth FSA 5.00%, 7/01/32	3,400	3,550,094

34	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico IFA Hlth Fac (Ascension Hlth) Series 00A 6.125%, 11/15/30	$1,500	$1,588,500
Univ of Puerto Rico 5.00%, 6/01/18	1,855	1,939,773

		30,067,624

Texas – 0.9%
Texas Trpk Auth AMBAC Series 02A 5.50%, 8/15/39	1,750	1,853,845

Total Long-Term Municipal Bonds (cost $192,654,644)		197,406,806

Short-Term Municipal Notes – 2.1%
Alaska – 0.4%
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) Series 03A 4.05%, 6/01/37(e)	300	300,000
Series 03B 4.05%, 7/01/37(e)	500	500,000

		800,000

Colorado – 0.7%
Colorado Ed & Cultural Fac Auth 4.04%, 9/01/33(e)	1,500	1,500,000

Kentucky – 0.7%
Christian Cnty Ky Assoc 4.04%, 4/01/37(e)	1,500	1,500,000

Rhode Island – 0.3%
Rhode Island Hlth & Ed 4.10%, 9/01/32(e)	500	500,000

Total Short-Term Municipal Notes (cost $4,300,000)		4,300,000

Total Investments – 98.6% (cost $196,954,644)		201,706,806
Other assets less liabilities—1.4%		2,785,376

Net Assets – 100.0%		$204,492,182

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	35

Arizona Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	$265	6/01/12	BMA	*	3.628%	$3,183
Citibank N.A.	2,700	11/10/26	3.884%		BMA *	31,464
JPMorgan Chase	515	9/21/12	BMA	*	3.385%	534
JPMorgan Chase	1,000	10/01/07	BMA	*	3.635%	(316)
JPMorgan Chase	7,500	11/10/11	BMA	*	3.482%	48,412
Merrill Lynch	1,100	7/12/08	BMA	*	3.815%	4,536
Merrill Lynch	1,440	2/12/12	BMA	*	3.548%	12,555
Merrill Lynch	1,000	8/09/26	4.0632%		BMA *	(10,633)

*	Variable interest based on the BMA (Bond Market Association).

(a)	Floating Rate Security. Stated interest rate was in effect at September 30, 2007.

(b)	Variable rate coupon, rate shown as of September 30, 2007.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, the market value of this security amounted to $4,414,036 or 2.2% of net assets.

(d)	Position, or a portion thereof, has been pledged to collateralize interest rate swaps.

(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Glossary:
ACA – American Capital Access Financial Guaranty Corporation
AMBAC – American Bond Assurance Corporation
AMT – Alternative Minimum Tax (subject to)
CDD – Community Development District
CFD – Community Facilities District
COP – Certificate of Participation
FGIC – Financial Guaranty Insurance Company
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
FSA – Financial Security Assurance Inc.
GNMA– Government National Mortgage Association
GO – General Obligation
HFA– Housing Finance Authority
IDA– Industrial Development Authority/Agency
IFA – Industrial Finance Authority
MBIA – Municipal Bond Investors Assurance
MFHR– Multi-Family Housing Revenue
RADIAN – Radian Group, Inc.
SFMR– Single Family Mortgage Revenue

See notes to financial statements.

36	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Arizona Portfolio—Portfolio of Investments

FLORIDA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2007

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 94.0%
Long-Term Municipal Bonds – 90.2%
Florida – 59.5%
Beacon Tradeport CDD Series 02B 7.25%, 5/01/33	$855	$901,888
Bonnet Creek Resort CDD Series 02 7.25%, 5/01/18	2,000	2,124,620
Brevard Cnty Loc Opt Fuel Tax Rev FGIC Series 05 5.00%, 8/01/25	3,290	3,421,534
Capital Trust Agy Arpt Fac (Cargo Acq Grp) AMT Series 02 6.25%, 1/01/19	495	513,716
Series 03 5.75%, 1/01/32	2,000	2,004,500
Concorde Estates CDD Series 04B 5.00%, 5/01/11	900	885,528
Crossings at Fleming Island CDD (Eagle Harbor) Series 00C 7.10%, 5/01/30	2,240	2,328,525
Dade Cnty HFA MFHR (Golden Lakes Apts) AMT Series 97A 6.00%, 11/01/32	250	253,240
6.05%, 11/01/39	750	760,305
Deltona Util Sys Rev MBIA Series 03 5.125%, 10/01/27	2,440	2,533,623
Florida HFA MFHR (Turtle Creek Apts) AMT AMBAC Series 96C 6.20%, 5/01/36	3,245	3,284,005
Florida HFC MFHR (Logans Pointe Apts) AMT FSA Series 99 6.00%, 6/01/39(a)	5,055	5,226,112
Florida HFC MFHR (Mystic Pointe II) AMT GNMA Series 00 6.30%, 12/01/41	1,165	1,217,576
Florida HFC MFHR (Sabal Chase Apts) AMT FSA Series 00 6.00%, 5/01/40	3,650	3,795,160

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	37

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida HFC MFHR (Spring Harbor Apts) AMT Series 99C-1 5.90%, 8/01/39	$2,540	$2,599,893
Florida HFC MFHR (Walker Ave Club) AMT FSA Series 00L-1 6.00%, 12/01/38	3,435	3,523,932
Florida HFC MFHR (Waverly Apts) AMT FSA Series 00C-1 6.50%, 7/01/40	2,790	2,907,794
Florida St Brd of Ed GO MBIA Series 02A 5.00%, 6/01/32	2,500	2,556,700
Gateway CDD (Sun City Ctr) Series 03B 5.50%, 5/01/10	360	355,781
Hamal CDD (Prerefunded) Series 01 6.65%, 5/01/21	1,100	1,220,538
Herons Glen Recreation Dist Series 99 5.90%, 5/01/19	2,525	2,625,697
Highlands Cnty Hlth Fac Auth (Adventist/Sunbelt Hosp) Series 01A 6.00%, 11/15/31	2,000	2,193,680
Indian River Cnty Sch Brd COP MBIA Series 05 5.00%, 7/01/23	2,480	2,568,362
Indian Trace Dev Dist Spl Assmt (Water Mgmt Spl Benefit) MBIA Series 05 5.00%, 5/01/22	680	714,299
Jacksonville Elec Auth AMBAC Series 02B 5.00%, 10/01/26	3,925	4,040,199
Jacksonville Elec Auth (Prerefunded) Series 02A 5.50%, 10/01/41	3,750	3,750,000
Lee Cnty Arpt Rev (Southwest Int’l Arpt) AMT FSA Series 00A 6.00%, 10/01/32	13,500	14,156,370

38	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lee Cnty Hlth Facs Auth (Shell Point) (Prerefunded) Series 99A 5.50%, 11/15/29	$2,000	$2,098,160
Manatee Cnty Hsg Fin Agy SFMR (Mortgage Rev) AMT GNMA Series 99 6.25%, 11/01/28	300	304,164
Marshall Creek CDD Series 02A 6.625%, 5/01/32	900	974,745
Miami Beach Hlth Facs Auth (Mt Sinai Med Ctr) Series 01A 6.80%, 11/15/31	1,600	1,681,136
Miami-Dade Cnty HFA MFHR (Cntry Club Villas Apts) AMT Series 99A 6.20%, 10/01/39	5,145	5,299,196
Miami-Dade Cnty HFA SFMR (Home Ownship Mtg) AMT GNMA/ FNMA Series 00A-1 6.00%, 10/01/32	870	873,010
Miromar Lakes CDD Series 00A 7.25%, 5/01/12	2,855	2,960,635
North Broward Hosp Dist Rev (Prerefunded) Series 01 6.00%, 1/15/31	1,500	1,620,390
North Broward Hosp Dist Rev (Unrefunded) Series 01 6.00%, 1/15/31	200	209,900
North Miami HFA Rev (Catholic Hlth Svcs Oblig Grp) Series 96 6.00%, 8/15/24	1,200	1,219,560
Northern Palm Beach Assmt Dist (Unit Dev 27B) Series 02 6.40%, 8/01/32	1,100	1,126,411
Northern Palm Beach Cnty 6.10%, 8/01/21	610	659,650
Northern Palm Beach Cnty Impt Dist (Mirasol Unit #43) 6.125%, 8/01/31	1,000	1,097,450

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	39

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Orange Cnty HFA MFHR (Loma Vista Proj) AMT Series 99G 5.50%, 3/01/32	$2,000	$1,994,560
Orange Cnty HFA Rev (Mayflower Retirement Proj) RADIAN Series 99 5.25%, 6/01/29	1,060	1,068,692
Orange Cnty Hosp Rev (Orlando Regl) (Prerefunded) Series 02 5.75%, 12/01/32	1,320	1,449,254
Preserve at Wilderness Lake CDD Series 02A 7.10%, 5/01/33	1,455	1,545,414
South Miami Hlth Facs Hosp Rev (Baptist Health) 5.25%, 11/15/33	2,000	2,149,560
Tallahassee Hosp Rev (Tallahassee Memorial) Series 00 6.375%, 12/01/30	2,750	2,827,523
Tampa Higher Ed (Tampa Univ Proj) RADIAN Series 02 5.625%, 4/01/32	3,175	3,247,581
Village Ctr CDD MBIA 5.125%, 10/01/28	1,000	1,041,410
Volusia Cnty Ed Fac Auth (Embry Riddle Aero Univ) Series 99A 5.75%, 10/15/29	2,000	2,052,440
Waterlefe CDD Series 01 6.95%, 5/01/31	690	749,002
West Palm Beach Comnty Redev Agy (Northwood-Pleasant Cmnty Redev) 5.00%, 3/01/25-3/01/29	3,640	3,711,128

		114,424,548

Arizona – 1.0%
Arizona Hlth Fac Auth (Phoenix Children’s Hosp) 4.84%, 2/01/42(b)	1,250	1,242,275
Queen Creek Impt Dist No 1 5.00%, 1/01/26	600	589,386

		1,831,661

Colorado – 0.6%
Colorado Hlth Facs Auth (Evangelical Lutheran Proj) 5.25%, 6/01/23	360	369,806

40	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado Hlth Facs Auth (Evangelical Lutheran) 5.25%, 6/01/19	$340	$356,116
Vista Ridge Metro Dist. RADIAN 5.00%, 12/01/26	500	495,105

		1,221,027

District Of Columbia – 2.7%
Washington Convention Center Auth AMBAC 5.00%, 10/01/23	5,000	5,217,050

Illinois – 1.3%
Chicago Incr Alloc 7.46%, 2/15/26	830	872,189
Hampshire Spl Svc Area No 14 5.80%, 3/01/26	775	763,755
Manhattan (No 04-1 Brookstone Springs Proj) Series 05 5.875%, 3/01/28	770	774,096

		2,410,040

Indiana – 3.6%
Franklin Twp Ind Sch Bldg 5.00%, 7/15/22	2,910	3,043,948
Franklin Twp Indl Bldg 5.00%, 7/15/21	3,715	3,897,592

		6,941,540

Iowa – 0.0%
Coralville Urban Rev Tax Incr Series 07C 5.00%, 6/01/18	100	101,913

Kansas – 0.2%
Lenexa KS Hlth Care Fac (Lakeview Village Inc.) 5.25%, 5/15/22	390	389,583

Louisiana – 1.9%
Ernest N Morial-New Orleans (Exhibit Hall Auth Spl Tax) AMBAC Series A 5.25%, 7/15/16-7/15/17	1,185	1,284,907
Lafayette LA Communications (Communications Sys Rev) XLCA 5.25%, 11/01/20	2,215	2,396,852

		3,681,759

Michigan – 0.2%
Michigan Hosp Fin Auth (Oaklawn Hosp) RADIAN Series 2006 6.75%, 11/01/37(c)	375	375,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	41

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnesota – 1.5%
Maple Grove Minnesota Hlth Care 5.00%, 5/01/22	$1,350	$1,371,519
St. Paul Hsg & Redev Auth Hosp Rev (Healtheast Proj) Series 05 6.00%, 11/15/25	500	527,530
Western Minnesota Municipal Pwr Agy FSA 5.00%, 1/01/17	900	973,260

		2,872,309

Missouri – 0.1%
Riverside IDA (Riverside Horizons Proj) ACA Series 07A 5.00%, 5/01/27	160	155,326

New Mexico – 2.5%
Clayton N Mex Jail Proj Rev CIFG 5.00%, 11/01/26	4,620	4,748,806

New York – 0.3%
New York Liberty Dev Corp (National Sports Museum Proj) 6.125%, 2/15/19	500	510,630

North Dakota – 0.4%
Ward Cnty ND Hlth Care Fac (Trinity Hlth) 5.125%, 7/01/20	685	691,918

Ohio – 1.6%
Cleveland Cuyahoga Port Auth Series 01 7.35%, 12/01/31	3,000	3,164,220

Pennsylvania – 0.7%
Allegheny Cnty PA Hosp (West Pennsylvania Hlth Sys) 5.00%, 11/15/17	1,300	1,299,922

Puerto Rico – 1.5%
Puerto Rico Comwlth GO (Pub Impt) 5.25%, 7/01/23	600	627,774
Series 01A 5.50%, 7/01/19	500	548,060
Series 04A 5.25%, 7/01/19	960	1,013,415
Univ of Puerto Rico Series 06Q 5.00%, 6/01/19	730	759,083

		2,948,332

42	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

South Carolina – 0.5%
Scago Educational Facs Corp For Sch RADIAN 5.00%, 12/01/21	$945	$947,693

Tennessee – 0.4%
Sullivan Cnty Hlth Ed 5.00%, 9/01/22	725	721,955

Texas – 4.7%
Bexar Cnty Hlth Fac Dev Corp 5.00%, 7/01/27	150	144,555
Magnolia TX ISD Series 2007 5.00%, 8/15/20	6,165	6,575,157
North Texas Hlth Facs (United Regl Hlth Care Sys) FSA 5.00%, 9/01/24	250	259,695
Tyler Tex Hlth Fac Dev 5.25%, 7/01/26	2,000	2,016,540

		8,995,947

Utah – 0.2%
Spanish Fork City Utah Charter 5.55%, 11/15/21	370	369,904

Washington – 4.0%
Energy Northwest Wash Wind AMBAC 5.00%, 7/01/21	2,865	3,007,562
King Cnty Wash Sch Dist No 414 (Lake Washington) MBIA SCH BD GTY 5.00%, 12/01/24	4,500	4,718,790

		7,726,352

Wisconsin – 0.8%
Wisconsin Hlth & Ed Fac Auth (Wheaton Franciscan) MBIA 5.25%, 8/15/20	1,600	1,628,272

Total Long-Term Municipal Bonds (cost $168,911,775)		173,375,707

Short-Term Municipal Notes – 3.8%
Florida – 3.8%
Brevard Cnty Hlth 4.02%, 8/01/14(d)	3,500	3,500,000
Broward Cnty Ed Fac Auth 4.02%, 4/01/24(d)	3,700	3,700,000
Univ Athletic Association, Inc./FL 4.05%, 10/01/31(d)	35	35,000

Total Short-Term Municipal Notes (cost $7,235,000)		7,235,000

Total Municipal Obligations (cost $176,146,775)		180,610,707

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	43

Florida Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.1%
Time Deposit – 0.1%
The Bank of New York 3.75%, 10/01/07 (cost $169,000)	$169	$169,000

Total Investments – 94.1% (cost $176,315,775)		180,779,707
Other assets less liabilities – 5.9%		11,395,071

Net Assets – 100.0%		$192,174,778

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank, N.A.	$265	6/01/12	BMA	*	3.628%	$3,183
Citibank, N.A.	2,700	11/10/26	3.884%		BMA *	31,464
JPMorgan Chase	515	9/21/12	BMA	*	3.385%	534
JPMorgan Chase	1,100	10/01/07	BMA	*	3.635%	(348)
JPMorgan Chase	7,500	11/10/11	BMA	*	3.482%	48,412
Merrill Lynch	1,100	7/12/08	BMA	*	3.815%	4,536
Merrill Lynch	1,540	2/12/12	BMA	*	3.548%	13,427
Merrill Lynch	5,300	10/21/16	BMA	*	4.128%	191,512

*	Variable interest based on the BMA (Bond Market Association).

(a)	Position, or a portion thereof, has been pledged to collateralize interest rate swaps.

(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2007.

(c)	Variable rate coupon, rate shown as of September 30, 2007.

(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Glossary:

ACA – American Capital Access Financial Guaranty Corporation
AMBAC – American Bond Assurance Corporation
AMT – Alternative Minimum Tax (subject to)
CDD – Community Development District
CIFG – CIFG Assurance North America, Inc.
COP – Certificate of Participation
FGIC – Financial Guaranty Insurance Company
FNMA – Federal National Mortgage Association
FSA – Financial Security Assurance Inc.
GNMA – Government National Mortgage Association
GO – General Obligation
HFA – Housing Finance Authority
HFC – Housing Finance Corporation
IDA – Industrial Development Authority/Agency
ISD – Independent School District
MBIA – Municipal Bond Investors Assurance
MFHR – Multi-Family Housing Revenue
RADIAN – Radian Group, Inc.
SFMR – Single Family Mortgage Revenue
XLCA – XL Capital Assurance Inc.

See notes to financial statements.

44	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Florida Portfolio—Portfolio of Investments

MASSACHUSETTS PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2007

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.6%
Long-Term Municipal Bonds – 92.1%
Massachusetts – 72.5%
City of Springfield 5.00%, 8/01/19	$3,000	$3,197,790
Massachusetts Bay Transp Auth Series 04A 5.25%, 7/01/21	2,000	2,188,420
Massachusetts Dev Fin Agy (Massachusetts Biomedical) Series 00C 6.25%, 8/01/20	3,000	3,191,310
Massachusetts Dev Fin Agy (Worchester Redev) RADIAN Series 99 5.25%, 6/01/19	2,350	2,436,715
Massachusetts Ed Fac (Massachusetts Coll of Pharmacy) Series 99B 6.75%, 7/01/30	3,350	3,612,305
Massachusetts Ed Fac (Suffolk Univ) Series 99 5.85%, 7/01/29	1,375	1,441,358
Massachusetts Ed Fin Auth (Educational Loan) AMT MBIA Series 00G 6.00%, 12/01/16	885	903,505
Massachusetts Hlth & Ed Fac Auth (Covenant Medl Ctr) Series 02 6.00%, 7/01/31	2,500	2,640,100
Massachusetts Hlth & Ed Fac Auth (New England Med Ctr) FGIC Series 02H 5.00%, 5/15/25	2,000	2,054,600
Massachusetts Hlth & Ed Fac Auth (Univ of Massachusetts Proj) MBIA Series 02C 5.25%, 10/01/31(a)	6,440	6,927,894
Massachusetts Hlth & Ed Fac Auth (Winchester Hosp) Series 00E 6.75%, 7/01/30	4,420	4,761,931
Massachusetts Hlth & Ed Fac Hosp Rev (Berkshire Hlth Sys) RADIAN Series 01E 5.70%, 10/01/25	4,000	4,153,680

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	45

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts Hlth & Ed Fac Hosp Rev (Cape Cod Hlthcare) RADIAN Series 01C 5.25%, 11/15/31	$2,600	$2,622,828
Massachusetts Hlth & Ed Fac Auth 5.75%, 7/01/32	4,000	4,331,664
Massachusetts Hsg Fin Agy (Rental Rev) AMBAC Series 95E 6.00%, 7/01/41	4,125	4,297,136
Massachusetts Hsg Fin Agy MFHR (Rental Rev) AMT MBIA Series 00H 6.65%, 7/01/41	4,710	4,925,954
Massachusetts Ind Fin Agy MFHR (Heights Crossing) AMT FHA Series 95 6.15%, 2/01/35	6,000	6,049,800
Massachusetts Port Auth Spec Fac (US Air Proj) AMT MBIA Series 96A 5.875%, 9/01/23	2,000	2,021,720
Massachusetts St Coll Bldg AMBAC 5.00%, 5/01/23	2,635	2,777,659
Massachusetts St Dev Fin Agy (Boston Architectural Coll) ACA 5.00%, 1/01/27	1,750	1,709,698
Massachusetts St Dev Fin Agy (Pharmacy & Allied Hlth) ASSURED GTY Series 05D 5.00%, 7/01/24	3,500	3,606,190
Massachusetts State GO FSA Series 05A 5.00%, 3/01/17	5,000	5,334,300
Massachusetts State GO (Prerefunded) Series 02C 5.25%, 11/01/30	3,075	3,301,074
Massachusetts St Hlth & Ed 5.00%, 7/15/22	1,220	1,175,446
Massachusetts St Sch Bldg Auth (Dedicated Sales Tax Revenue) MBIA Series 05A 5.00%, 8/15/19	7,000	7,409,990

46	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts St Spl Oblig Rev (Cons Ln) FSA Series 05A 5.00%, 6/01/23	$1,500	$1,574,820
Massachusetts St Water Pollution 5.00%, 8/01/20	3,000	3,191,280
Massachusetts St Water Pollution Abatement 5.00%, 8/01/24	5,000	5,396,766

		97,235,933

Arizona – 2.0%
Goodyear IDA Water & Swr Rev (Litchfield Pk Svc Proj) AMT Series 01 6.75%, 10/01/31	1,160	1,230,110
Stoneridge CFD Series 01 6.75%, 7/15/26	1,265	1,335,600
Yavapai Cnty IDA (Yavapai Regl Med Ctr) RADIAN Series 2003 A 6.30%, 8/01/27(b)	100	100,000

		2,665,710

California – 0.8%
California St GO Series 03 5.25%, 11/01/25	1,000	1,049,760

Colorado – 0.3%
Murphy Creek Metro Dist No 3 (Ref & Impt) Series 06 6.00%, 12/01/26	500	476,665

Florida – 1.3%
Crossings at Fleming Island CDD (Eagle Harbor) Series 00C 7.10%, 5/01/30	1,750	1,819,160

Georgia – 0.4%
Atlanta Tax Alloc (Eastside Proj) Series 05B 5.60%, 1/01/30	500	491,220

Illinois – 0.7%
Bolingbrook Sales Tax Rev (Bolingbrook) 6.25%, 1/01/24(c)(d)	500	498,770

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	47

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Plano Spl Svc Area No. 3 Spl Tax (Lakewood Springs Proj) Series 05A 5.95%, 3/01/28	$395	$402,667

		901,437

Michigan – 0.2%
Michigan Hosp Fin Auth (Oaklawn Hosp) RADIAN Series 2006 6.75%, 11/01/37(b)	275	275,000

Nevada – 0.8%
Clark Cnty Impt Dist No. 142 Series 03 6.10%, 8/01/18	990	1,021,898

Puerto Rico – 13.1%
Puerto Rico Comwlth GO Series 06A 5.25%, 7/01/22	500	524,615
Puerto Rico Comwlth GO (Pub Impt) Series 01A 5.50%, 7/01/19	500	548,060
Puerto Rico Comwlth Govt Dev Bank (Sr Notes) Series 06B 5.00%, 12/01/15	500	529,140
Puerto Rico Comwlth Hwy & Transp Auth Rev FGIC Series 03 5.25%, 7/01/14	4,225	4,569,929
Puerto Rico Elec Pwr Auth XLCA Series 02-1 5.25%, 7/01/22	3,200	3,468,352
Puerto Rico HFA (Cap Fd Prog) 5.00%, 12/01/20	1,740	1,761,036
Puerto Rico Hwy & Transp Auth FGIC Series 03G 5.25%, 7/01/14	4,410	4,770,032
Puerto Rico Municipal Fin Agy Series 05A 5.25%, 8/01/23	275	288,280
Univ of Puerto Rico Series 06Q 5.00%, 6/01/19	1,025	1,065,836

		17,525,280

Total Long-Term Municipal Bonds (cost $119,284,655)		123,462,063

48	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 6.5%
Massachusetts – 1.0%
Massachusetts St Dev (Northfield Mt Hermon Sch) RADIAN 6.00%, 10/01/34(e)	$1,300	$1,300,000

Alaska – 0.4%
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) 4.05%, 7/01/37(e)	500	500,000

Colorado – 1.8%
Colorado Ed & Cultural Fac Auth 4.04%, 9/01/33(e)	2,490	2,490,000

Florida – 2.9%
Orange County IDA (Catholic Diocese of Orlando) Series 2002 3.87%, 10/01/30(e)	3,450	3,450,000
Univ Athletic Association, Inc./FL 4.05%, 10/01/31(e)	500	500,000

		3,950,000

New York – 0.4%
New York City Municipal Water Fin Auth Series 05 AA-1 4.02%, 6/15/32(e)	500	500,000

Total Short-Term Municipal Notes (cost $8,740,000)		8,740,000

Total Investments – 98.6% (cost $128,024,655)		132,202,063
Other assets less liabilities – 1.4%		1,827,381

Net Assets – 100.0%		$134,029,444

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	49

Massachusetts Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	$8,000	12/01/17	BMA	*	3.792%	$54,767
Citibank N.A.	175	6/01/12	BMA	*	3.628%	2,102
CitiGroup, Inc.	1,800	11/10/26	3.884%		BMA *	20,976
JPMorgan Chase	345	9/21/12	BMA	*	3.385%	358
JPMorgan Chase	700	10/01/07	BMA	*	3.635%	(221)
JPMorgan Chase	5,000	11/10/11	BMA	*	3.482%	32,275
Merrill Lynch	700	7/12/08	BMA	*	3.815%	2,887
Merrill Lynch	195	2/12/12	BMA	*	3.548%	1,700
Merrill Lynch	5,100	10/01/16	BMA	*	4.147%	192,425

*	Variable interest based on the BMA (Bond Market Association).

(a)	Position, or a portion thereof, has been pledged to collateralize interest rate swaps.

(b)	Variable rate coupon, rate shown as of September 30, 2007.

(c)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(d)	Non-income producing security.

(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Glossary:

ACA – American Capital Access Financial Guaranty Corporation
AMBAC – American Bond Assurance Corporation
AMT – Alternative Minimum Tax (subject to)
ASSURED GTY – Assured Guaranty
CDD – Community Development District
CFD – Community Facilities District
FGIC – Financial Guaranty Insurance Company
FHA – Federal Housing Administration
FSA – Financial Security Assurance Inc.
GO – General Obligation
HFA – Housing Finance Authority
IDA – Industrial Development Authority/Agency
MBIA – Municipal Bond Investors Assurance
MFHR – Multi-Family Housing Revenue
RADIAN – Radian Group, Inc.
XLCA – XL Capital Assurance Inc.

See notes to financial statements.

50	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Massachusetts Portfolio—Portfolio of Investments

MICHIGAN PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2007

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.1%
Long-Term Municipal Bonds – 94.8%
Michigan – 72.1%
Allen Park Pub Sch Dist GO Q-SBLF Series 03 5.00%, 5/01/16-5/01/22	$8,630	$9,217,444
Cedar Springs Pub Sch Dist Q-SBLF Series 03 5.00%, 5/01/28	1,835	1,961,817
Detroit GO AMBAC Series 04A-1 5.25%, 4/01/22	6,930	7,287,588
Detroit Sch Brd (Sch Brd Loan Fund) FSA Series 01A 5.125%, 5/01/31	2,900	3,087,543
Detroit Tax Incr (Diamler/Chrysler Assembly Plant) Series 98A 5.50%, 5/01/21	1,615	1,581,230
Detroit Water Sup Sys (Prerefunded) FGIC Series 01B 5.50%, 7/01/33	3,550	3,821,646
Genesee Cnty GO (Water Sup Sys) AMBAC Series 04 5.00%, 11/01/26	3,000	3,128,730
Kalamazoo Hosp Fin Auth (Borgess Med Ctr) ETM FGIC Series 94A 6.588%, 6/01/11(a)	2,360	2,372,508
Kent Hosp Fin Auth (Metro Hosp Proj) Series 05A 5.75%, 7/01/25	210	215,651
Lansing Water & Elec Sys FSA Series 03A 5.00%, 7/01/25	2,200	2,279,772
Michigan (Trunk Line Fund) (Prerefunded) FSA Series 01A 5.25%, 11/01/30	4,000	4,252,800
Michigan HDA MFHR (Arbor Pointe) GNMA Series 99 5.40%, 6/20/40	1,810	1,832,897

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	51

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan HDA MFHR (Danbury Manor) AMT FNMA Series 02A 5.30%, 6/01/35(b)	$2,490	$2,537,335
Michigan HDA MFHR (Oakbrook Villa Proj) AMT GNMA Series 00A 6.50%, 1/20/42	2,970	3,116,510
Michigan HDA MFHR (Rental Rev) AMT AMBAC Series 97A 6.10%, 10/01/33(c)	5,400	5,479,056
GNMA Series 02A 5.50%, 10/20/43	1,950	1,992,900
Michigan Higher Ed Fac (Hope Coll) Series 02A 5.90%, 4/01/32	3,465	3,604,674
Michigan Higher Ed Student Loan Auth AMT AMBAC Series 17G 5.20%, 9/01/20	3,500	3,608,290
Michigan Hosp Fin Auth (Crittenton Hosp) Series 02A 5.625%, 3/01/27	1,250	1,303,413
Michigan Hosp Fin Auth (Trinity Hlth) Series 00A 6.00%, 12/01/27	1,485	1,570,402
Michigan Hosp Fin Auth (Chelsea Comnty Hosp Oblig) 5.00%, 5/15/25	415	385,120
Michigan Strategic Fund (Detroit Edison) AMT XLCA Series 02C 5.45%, 12/15/32	3,000	3,140,520
Michigan Strategic Fund Hlth Fac (Autumn Wood) GNMA Series 02 A 5.20%, 12/20/22	3,000	3,115,020
Michigan Strategic Fund Hlth Fac (Holland Home) Series 98 5.75%, 11/15/18-11/15/28	2,000	2,067,560
North Muskegon Sch Dist Q-SBLF Series 03 5.25%, 5/01/28	1,500	1,622,445
Olivet Sch Brd Fund Q-SBLF Series 02 5.125%, 5/01/28	1,065	1,140,753

52	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ovid Elsie Schools Brd Fund Q-SBLF Series 02 5.00%, 5/01/25	$2,650	$2,823,231
Plymouth Ed Ctr Charter Sch Pub Sch Academy Rev Series 05 5.125%, 11/01/18	1,050	1,040,771
Royal Oak Hosp Fin Auth (William Beaumont Hosp) MBIA Series 01M 5.25%, 11/15/35	3,200	3,279,456
Saginaw Hosp Fin Auth (Covenant Med Ctr) Series 00F 6.50%, 7/01/30	1,770	1,875,474
Southfield Michigan Libr Bldg Auth MBIA 5.00%, 5/01/25	3,340	3,472,197

		88,214,753

California – 1.8%
California Hlth Fac Fin Auth (Sutter Hlth) Series 00A 6.25%, 8/15/35	1,100	1,169,696
California St GO Series 03 5.25%, 11/01/25	1,000	1,049,760

		2,219,456

Florida – 3.7%
Crossings at Fleming Island CDD (Eagle Harbor) Series 00C 7.10%, 5/01/30	1,835	1,907,519
Double Branch CDD (Oakleaf Village) Series 02A 6.70%, 5/01/34	970	1,077,709
Gateway CDD (Sun City Ctr) Series 03B 5.50%, 5/01/10	380	375,546
Northern Palm Beach Assmt Dist (Unit Dev 27B) Series 02 6.40%, 8/01/32	765	783,368
Waterlefe CDD Series 01B 6.25%, 5/01/10	375	377,010

		4,521,152

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	53

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 1.2%
Antioch Village Spl Svc Area (Clublands Proj) Series 03 6.625%, 3/01/33	$500	$514,530
Antioch Village Spl Svc Area (Deercrest Proj) Series 03 6.625%, 3/01/33	500	514,530
Plano Spl Svc Area No. 3 Spl Tax (Lakewood Springs Proj) Series 05A 5.95%, 3/01/28	395	402,667

		1,431,727

Puerto Rico – 16.0%
Puerto Rico Comwlth GO Series 06A 5.25%, 7/01/22	500	524,615
Puerto Rico Comwlth GO (Pub Impt) Series 01A 5.50%, 7/01/19	500	548,060
Puerto Rico Elec Pwr Auth 5.00%, 7/01/18	1,000	1,051,110
XLCA Series 02-1 5.25%, 7/01/22	2,500	2,709,650
Puerto Rico HFA (Cap Fd Prog) 5.00%, 12/01/17	3,160	3,299,293
Puerto Rico Hsg Fin Corp SFMR (Mortgage Rev) AMT GNMA Series 01B 5.50%, 12/01/23	1,975	2,000,931
Puerto Rico Hsg Fin Corp SFMR (Mtg Rev) AMT GNMA Series 01C 5.30%, 12/01/28	1,760	1,774,414
Puerto Rico IFA Hlth Fac (Ascension Hlth) Series 00A 6.125%, 11/15/30	3,000	3,177,000
Puerto Rico Municipal Fin Agy Series 05A 5.25%, 8/01/23	275	288,280
Puerto Rico Pub Fin Corp. MBIA Series 01A 5.00%, 8/01/31	2,875	3,028,094

54	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Univ of Puerto Rico Series 06Q 5.00%, 6/01/19	$1,145	$1,190,617

		19,592,064

Total Long-Term Municipal Bonds (cost $111,956,882)		115,979,152

Short-Term Municipal Notes – 3.3%
Massachusetts - 0.8%
Massachusetts St Hlth & Ed Fac Auth (Harvard Univ) GO of Instn Series 99R 3.80%, 11/01/49(d)	1,000	1,000,000

New York - 0.4%
New York City Municipal Water Fin Auth Series 05 AA-1 4.02%, 6/15/32(d)	500	500,000

Virginia - 2.1%
Loudoun Cnty IDA Rev (Howard Hughes Med) Series 03A 4.05%, 2/15/38(d)	2,000	2,000,000
Montgomery Cnty IDA (Virginia Tech Fndtn) Series 2005 4.08%, 6/01/35(d)	500	500,000

		2,500,000

Total Short-Term Municipal Notes (cost $4,000,000)		4,000,000

Total Investments – 98.1% (cost $115,956,882)		119,979,152
Other assets less liabilities – 1.9%		2,288,238

Net Assets – 100.0%		$122,267,390

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	55

Michigan Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	$165	6/01/12	BMA	*	3.628%	$1,982
Citibank N.A.	1,700	11/10/26	3.884%		BMA *	19,811
JPMorgan Chase	325	9/21/12	BMA	*	3.385%	337
JPMorgan Chase	700	10/01/07	BMA	*	3.635%	(221)
JPMorgan Chase	4,700	11/10/11	BMA	*	3.482%	30,338
Merrill Lynch	700	7/12/08	BMA	*	3.815%	2,886
Merrill Lynch	185	2/12/12	BMA	*	3.548%	1,613
Merrill Lynch	6,200	10/01/16	BMA	*	4.147%	233,929

*	Variable interest rate based on the BMA (Bond Market Association).

(a)	Inverse Floater Security – Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(b)	Variable rate coupon, rate shown as of September 30, 2007.

(c)	Position, or a portion thereof, has been pledged to collateralize interest rate swaps.

(d)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Glossary:
AMBAC – American Bond Assurance Corporation
AMT – Alternative Minimum Tax (subject to)
CDD – Community Development District
ETM – Escrow to Maturity
FGIC – Financial Guaranty Insurance Company
FNMA – Federal National Mortgage Association
FSA – Financial Security Assurance Inc.
GNMA – Government National Mortgage Association
GO – General Obligation
HDA – Housing Development Authority
HFA – Housing Finance Authority
IDA – Industrial Development Authority/Agency
IFA – Industrial Finance Authority
MBIA – Municipal Bond Investors Assurance
MFHR – Multi-Family Housing Revenue
Q-SBLF – Qualified School Bond Loan Fund
SFMR – Single Family Mortgage Revenue
XLCA – XL Capital Assurance Inc.

See notes to financial statements.

56	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Michigan Portfolio—Portfolio of Investments

MINNESOTA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2007

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.2%
Long-Term Municipal Bonds – 91.5%
Minnesota – 91.5%
Bemidji Hlth Fac (North Country Hlth Svcs) RADIAN Series 02 5.00%, 9/01/31	$1,500	$1,475,265
Brooklyn Park MFHR (Brooks Landing) AMT FNMA Series 99A 5.50%, 7/01/19	1,355	1,386,585
Cass Lake Sch Dist FGIC 5.00%, 2/01/26	1,760	1,822,234
Chaska Elec Rev (Generating Facs) Series 05A 5.25%, 10/01/25	1,000	1,056,770
Farmington Indpt Sch Dist 192 FSA Series 05B 5.00%, 2/01/24	3,875	4,058,597
Golden Valley Hlth Fac (Covenant Retirement Comnty) Series 99A 5.50%, 12/01/29	1,000	1,003,230
Maple Grove Minnesota Hlth Care 5.00%, 5/01/22	650	660,361
Minneapolis & St. Paul Arpt Rev MBIA Series 03A 5.00%, 1/01/28	1,500	1,537,410
Minneapolis & St. Paul Arpt Rev AMT FGIC Series 00B 6.00%, 1/01/21	3,455	3,607,504
Minneapolis Common Bond Fund Series 01G-3 5.45%, 12/01/31	1,500	1,608,075
Minneapolis Hlth Care Sys (Fairview Hlth Svcs) AMBAC Series 05D 5.00%, 11/15/30	1,000	1,033,630
Minneapolis Hosp Rev (Allina Hlth Sys) Series 02A 5.75%, 11/15/32	1,500	1,565,265
Minneapolis MFHR (Bottineau Commons Proj) AMT GNMA Series 02 5.45%, 4/20/43	2,000	2,031,280

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	57

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minneapolis MFHR (Sumner Field) AMT GNMA Series 02 5.60%, 11/20/43	$2,505	$2,550,566
Minneapolis Pkg Assmt GO MBIA Series 02 5.25%, 12/01/26	2,000	2,100,200
Minnesota Agric & Econ Dev (Small Business Loan Proj) AMT Series 00C 7.25%, 8/01/20	1,000	1,032,820
Series 00D 7.25%, 8/01/20	1,000	1,032,820
Minnesota Agric & Econ Dev Brd Rev (Prerefunded-Hlth Care Sys) Series 00A 6.375%, 11/15/29	1,700	1,856,196
Minnesota Agric & Econ Dev Hlth Fac (Benedictine Hlth Sys) MBIA Series 99 5.125%, 2/15/29(a)	4,000	4,095,920
Minnesota Agric & Econ Dev Hlth Fac (Evangelical Lutheran Proj) Series 02 6.00%, 2/01/22-2/01/27	2,880	3,033,224
Minnesota Hgr Ed Fac Auth (Coll Art & Design) Series 00-5D 6.75%, 5/01/26	1,000	1,077,100
Minnesota Hgr Ed Fac Auth (Hamline Univ) Series 99-5B 6.00%, 10/01/29	1,250	1,278,675
Minnesota Hgr Ed Fac Auth (St Catherine Coll) 5.375%, 10/01/32	1,000	1,014,630
Minnesota Hgr Ed Fac Auth (Univ St Thomas) Series 04-5 5.00%, 10/01/24	1,000	1,031,530
5.25%, 10/01/34	1,000	1,036,080
Minnesota Hsg Fin Agy SFMR AMT Series 96F 6.30%, 1/01/28	555	556,288
Series 96G 6.25%, 7/01/26	890	892,136

58	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 98H 6.05%, 7/01/31	$1,715	$1,729,337
Minnesota Municipal Pwr Agy Elec Rev 5.25%, 10/01/21	3,000	3,197,340
Series 04A 5.25%, 10/01/24	500	526,270
Minnetonka MFHR (Archer Heights Apts Proj) AMT GNMA Series 99A 5.30%, 1/20/27	1,620	1,650,991
North St Paul Maplewood ISD No. 622 FSA 5.00%, 8/01/20	3,425	3,658,996
Prior Lake ISD No. 719 (Sch Bldg) FSA Series 05B 5.00%, 2/01/23	3,350	3,515,188
Shakopee Hlth Care Facs (St Francis Regl Med Ctr) Series 04 5.10%, 9/01/25	600	604,140
Shoreview MFHR (Lexington Shores Proj) AMT GNMA Series 01A 5.55%, 8/20/42	1,445	1,466,184
St. Cloud Hosp Rev (Saint Cloud Hosp) FSA Series 00A 5.875%, 5/01/30	3,750	3,976,125
St. Paul Hsg & Redev Auth Hosp Rev (Healtheast Proj) Series 05 6.00%, 11/15/25	500	527,530
St. Paul Pkg Auth Rev (Block 19 Ramp) FSA Series 02A 5.35%, 8/01/29	3,075	3,206,179
St. Paul Port Auth Lease Rev Series 02 5.25%, 12/01/27	1,725	1,798,399
St. Paul Port Auth Lease Rev (Cedar St. Office Bldg) Series 03 5.00%, 12/01/23	1,000	1,038,580

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	59

Minnesota Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

St. Paul Recreational Fac Gross Rev (Highland National Proj) 5.00%, 10/01/20-10/01/25	$2,750	$2,897,057
Waconia Hlth Care Fac Rev (Ridgeview Med Ctr) RADIAN Series 99A 6.125%, 1/01/29	3,415	3,599,854
Western Minnesota Municipal Pwr Agy FSA 5.00%, 1/01/17	700	756,980
Western Pwr Agy MBIA Series 03A 5.00%, 1/01/26-1/01/30	3,100	3,191,256
White Bear Lake MFHR (Renova Partners Proj) AMT FNMA Series 01 5.60%, 10/01/30	1,000	1,020,620
Willmar Hosp Rev (Rice Mem Hosp Proj) FSA Series 02 5.00%, 2/01/32	2,000	2,052,500

Total Long-Term Municipal Bonds (cost $83,110,751)		85,847,917

Short-Term Municipal Notes – 6.7%
Minnesota – 6.7%
Minnesota Hgr Ed Fac Auth (Carleton Coll) Series 05D 3.82%, 4/01/35(b)	1,400	1,400,000
Minnesota St Hgr Ed Fac 3.85%, 4/01/25(b)	895	895,000
Univ Minnesota Series 99a 3.85%, 1/01/34(b)	4,000	4,000,000

Total Short-Term Municipal Notes (cost $6,295,000)		6,295,000

Total Investments – 98.2%
(cost $89,405,751)		92,142,917
Other assets less liabilities – 1.8%		1,646,263

Net Assets – 100.0%		$93,789,180

60	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Minnesota Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	$115	6/01/12	BMA	*	3.628%	$1,381
Citibank N.A.	1,200	11/10/26	3.884%		BMA *	13,984
JPMorgan Chase	230	9/21/12	BMA	*	3.385%	239
JPMorgan Chase	500	10/01/07	BMA	*	3.635%	(158)
JPMorgan Chase	3,300	11/10/11	BMA	*	3.482%	21,301
Merrill Lynch	500	7/12/08	BMA	*	3.815%	2,062
Merrill Lynch	130	2/12/12	BMA	*	3.548%	1,133
Merrill Lynch	3,500	8/01/16	BMA	*	4.071%	111,832

*	Variable interest based on the BMA (Bond Market Association).

(a)	Position, or a portion thereof, has been pledged to collateralize interest rate swaps.

(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Glossary:

AMBAC – American Bond Assurance Corporation
AMT – Alternative Minimum Tax (subject to)
FGIC – Financial Guaranty Insurance Company
FNMA – Federal National Mortgage Association
FSA – Financial Security Assurance Inc.
GNMA – Government National Mortgage Association
GO – General Obligation
ISD – Independent School District
MBIA – Municipal Bond Investors Assurance
MFHR – Multi-Family Housing Revenue
RADIAN – Radian Group, Inc.
SFMR – Single Family Mortgage Revenue

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	61

Minnesota Portfolio—Portfolio of Investments

NEW JERSEY PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2007

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 101.2%
Long-Term Municipal Bonds – 93.8%
New Jersey – 77.3%
Bergen Cnty NJ Impt Auth 5.00%, 12/15/17	$3,755	$4,126,219
Bergen Cnty NJ Impt Auth Sch (Wyckoff Twp Brd Ed Proj) Series 05 5.00%, 4/01/25	1,555	1,621,072
Hoboken Parking Auth AMBAC Series 01A 5.30%, 5/01/27	3,700	3,980,904
Lafayette Yard Com Dev Corp (Conv Ctr Hotel Proj) MBIA Series 00 5.80%, 4/01/35	2,100	2,232,636
Middlesex Cnty Impt Auth FNMA Series 01 5.25%, 7/01/21	750	781,988
Morris-Union Jointure Commn COP RADIAN Series 04 5.00%, 5/01/24	2,200	2,224,794
New Jersey EDA (Sch Fac Const) FSA 5.00%, 9/01/22(a)	3,540	3,746,913
New Jersey EDA (American Water Co) AMT FGIC 6.875%, 11/01/34	5,000	5,011,400
New Jersey EDA (Hackensack Water Co.) AMT MBIA Series 94B 5.90%, 3/01/24	4,000	4,003,960
New Jersey EDA (Kapkowski Rd) Series 98B 6.50%, 4/01/28	4,500	5,061,465
New Jersey EDA (Liberty St Park Proj) Series A 5.00%, 3/01/24	1,500	1,561,650
New Jersey EDA (Masonic Charity Foundation Proj) Series 01 5.50%, 6/01/31	1,000	1,045,360
Series 02 5.25%, 6/01/24	540	567,038

62	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey EDA (NUI Corp) AMT ACA Series 98A 5.25%, 11/01/33	$3,700	$3,648,126
New Jersey EDA (Pub Svc Elec & Gas) AMT MBIA Series 94A 6.40%, 5/01/32	5,000	5,009,850
New Jersey EDA (Sch Fac Constr) Series 05 5.25%, 3/01/25	3,300	3,501,333
New Jersey EDA (Sch Fac) Series 04-I 5.25%, 9/01/24	2,510	2,748,475
New Jersey Ed Fac Auth (Hgr Ed Cap Impt) (Prerefunded) AMBAC Series 02A 5.125%, 9/01/22	2,500	2,672,450
New Jersey Higher Ed (Student Loan) AMT MBIA Series 00A 6.15%, 6/01/19	770	782,759
New Jersey Hlth Care Fac (Atlantic City Med Ctr) Series 02 5.75%, 7/01/25	975	1,021,800
New Jersey Hlth Care Fac (Bayshore Comnty Hosp) RADIAN Series 02 5.125%, 7/01/32	9,250	9,268,500
New Jersey Hlth Care Fac (Good Shepard) RADIAN Series 01A 5.20%, 7/01/31	1,350	1,356,264
New Jersey Hlth Care Fac (Kennedy Hlth System) Series 01 5.625%, 7/01/31	2,700	2,787,426
New Jersey Hlth Care Fac (Newton Memorial Hosp) FSA Series 01 5.00%, 7/01/26	1,500	1,540,245

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	63

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Jersey Hlth Care Fac (Palisades Med Ctr) ACA Series 99 5.25%, 7/01/28	$1,000	$997,410
New Jersey Hlth Care Fac (Southern Ocean Cnty Hosp) RADIAN Series 01 5.125%, 7/01/31	4,500	4,509,495
New Jersey Hlth Care Fac (Wood Johnson) Series 00 5.75%, 7/01/31	3,350	3,480,382
New Jersey Hlth Care Fac Fin Auth (St Clare’s Hosp Inc.) RADIAN Series 04A 5.25%, 7/01/23	2,085	2,143,192
New Jersey Hlthcare Fac Fin Auth (Atlantic City Med) (Prerefunded) 5.75%, 7/01/25	900	983,646
New Jersey Hsg & Mtg Fin Agy MFHR (Rental Hsg) AMT FSA Series 00A1 6.35%, 11/01/31	2,000	2,061,420
New Jersey St Ed Fac Auth (Ramapo Coll of New Jersey) AMBAC Series 01D 5.00%, 7/01/31	1,000	1,050,370
FGIC Series 04E 5.00%, 7/01/28	1,000	1,079,390
New Jersey St Educational Fac Auth 5.00%, 7/01/23	3,480	3,675,389
New Jersey State Transp Auth (Transp Sys) Series 03C 5.50%, 6/15/24	3,750	4,109,963
New Jersey Transp Trust Fund Auth FGIC Series 06A 5.00%, 6/15/18	3,400	3,634,668
Newark Hsg Auth (Newark Marine Terminal) MBIA Series 04 5.25%, 1/01/22(b)	1,200	1,305,576
5.25%, 1/01/21	2,380	2,589,392
North Hudson Swr Auth MBIA Series 01A Zero Coupon, 8/01/24	12,340	5,731,066

64	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Port Auth NY & NJ (121st) MBIA Series 00 5.375%, 10/15/35	$5,000	$5,053,000
Port Auth NY & NJ (126th) FGIC Series 02 5.25%, 5/15/37	2,500	2,583,875
Salem Cnty PCR (PSE&G Power) AMT Series 01A 5.75%, 4/01/31	1,500	1,542,480
South Jersey Port Corp (Marine Terminal) AMT 5.20%, 1/01/23	1,000	1,022,460
Union Cnty Impt Auth MBIA Series 03A 5.25%, 8/15/23	2,885	3,062,485
Vineland Swr Rev (Landis Sewerage) FGIC Series 93C 7.941%, 9/19/19(c)(d)	3,250	3,826,875

		124,745,161

California – 0.6%
California State GO Series 03 5.25%, 11/01/25	1,000	1,049,760

Florida – 3.3%
Crossings at Fleming Island CDD (Eagle Harbor) Series 00C 7.10%, 5/01/30	2,500	2,598,800
Double Branch CDD (Oakleaf Village) Series 02A 6.70%, 5/01/34	975	1,083,264
Hammock Bay CDD (Spl Assmt) Series 04A 6.15%, 5/01/24	300	302,565
Northern Palm Beach Assmt Dist (Unit Dev 27B) Series 02 6.40%, 8/01/32	1,250	1,280,013

		5,264,642

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	65

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Guam – 0.3%
Guam Govt (Water & Waste Sys Rev) Series 05 6.00%, 7/01/25	$500	$531,900

Illinois – 1.0%
Antioch Village Spl Svc Area (Clublands Proj) Series 03 6.625%, 3/01/33	1,000	1,029,060
Plano Spl Svc Area No. 3 Spl Tax (Lakewood Springs Proj) Series 05A 5.95%, 3/01/28	550	560,675

		1,589,735

New York – 4.9%
Port Auth NY & NJ (JFK Int’l Arpt Proj) AMT MBIA Series 97-6 5.75%, 12/01/22	7,675	7,851,909

Ohio – 0.3%
Port Auth of Columbiana Cnty Swr (Apex Environmental LLC) AMT Series 04A 7.125%, 8/01/25	500	519,490

Pennsylvania – 1.0%
Delaware Riv Jt Toll Brdg Rev (PA/NJ Bridge) Series 03 5.00%, 7/01/28	1,625	1,665,609

Puerto Rico – 4.3%
Puerto Rico Comwlth GO Series 06A 5.25%, 7/01/22	500	524,615
Puerto Rico Comwlth GO (Pub Impt) Series 01A 5.50%, 7/01/19	500	548,060
Series 04A 5.25%, 7/01/19	710	749,504
Puerto Rico HFA (Cap Fd Prog) 5.00%, 12/01/17	3,665	3,826,553
Univ of Puerto Rico Series 06Q 5.00%, 6/01/20	1,260	1,299,224

		6,947,956

66	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia – 0.8%
Broad Street CDD (Parking Fac) Series 03 7.50%, 6/01/33	$1,200	$1,312,044

Total Long-Term Municipal Bonds (cost $145,371,990)		151,478,206

Short-Term Municipal Notes – 7.4%
Alaska – 1.9%
City of Valdez 3.93%, 12/01/33(e)	2,000	2,000,000
Valdez Marine Term Rev 3.93%, 12/01/33(e)	500	500,000
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) Series 03C 4.05%, 7/01/37(e)	500	500,000

		3,000,000

Colorado – 2.2%
Colorado Ed & Cultural Fac Auth. (Natl Jewish Fed Bd Prog) 4.04%, 9/01/37(e)	3,500	3,500,000

Illinois – 0.5%
Romoeoville IL Rev 4.04%, 10/01/36(e)	900	900,000

New York – 0.9%
New York City Municipal Water Fin Auth Series 05 AA-1 4.02%, 6/15/32(e)	1,500	1,500,000

Virginia – 1.9%
Loudoun Cnty IDA Rev (Howard Hughes Med) Series 03A 4.05%, 2/15/38(e)	2,000	2,000,000
Montgomery Cnty IDA (Virginia Tech Fndtn) Series 2005 4.08%, 6/01/35(e)	1,000	1,000,000

		3,000,000

Total Short-Term Municipal Notes (cost $11,900,000)		11,900,000

Total Investments – 101.2% (cost $157,271,990)		163,378,206
Other assets less liabilities – (1.2)%		(1,934,253)

Net Assets – 100.0%		$161,443,953

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	67

New Jersey Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	$195	6/01/12	BMA	*	3.628%	$2,342
Citibank N.A.	2,000	11/10/26	3.884%		BMA *	23,307
JPMorgan Chase	385	9/21/12	BMA	*	3.385%	399
JPMorgan Chase	800	10/01/07	BMA	*	3.635%	(253)
JPMorgan Chase	5,600	11/10/11	BMA	*	3.482%	36,148
Merrill Lynch	800	7/12/08	BMA	*	3.815%	3,299
Merrill Lynch	215	2/12/12	BMA	*	3.548%	1,874
Merrill Lynch	3,000	10/21/16	BMA	*	4.128%	108,403

*	Variable interest based on the BMA (Bond Market Association).

(a)	When-Issued security.

(b)	Position, or a portion thereof, has been pledged to collateralize interest rate swaps.

(c)	Position, or a portion thereof, has been pledged to collateralize when issued security.

(d)	Inverse Floater Security – Security with variable or floating interest rate that moves in the opposite direction of short-term interest rates.

(e)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Glossary:

ACA – American Capital Access Financial Guaranty Corporation
AMBAC – American Bond Assurance Corporation
AMT – Alternative Minimum Tax (subject to)
CDD – Community Development District
COP – Certificate of Participation
EDA – Economic Development Authority
FGIC – Financial Guaranty Insurance Company
FNMA – Federal National Mortgage Association
FSA – Financial Security Assurance Inc.
GO – General Obligation
HFA – Housing Finance Authority
IDA – Industrial Development Authority/Agency
MBIA – Municipal Bond Investors Assurance
MFHR – Multi-Family Housing Revenue
PCR – Pollution Control Revenue
RADIAN – Radian Group, Inc.

See notes to financial statements.

68	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

New Jersey Portfolio—Portfolio of Investments

OHIO PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2007

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.6%
Long-Term Municipal Bonds – 98.6%
Ohio – 84.0%
Akron GO MBIA Series 02 5.00%, 12/01/23	$1,000	$1,034,840
Brookville Sch Dist GO FSA Series 03 5.00%, 12/01/26	2,000	2,151,100
Canton City Sch Dist MBIA Series 04B 5.00%, 12/01/22-12/01/23	2,150	2,252,653
Central Ohio Solid Waste Auth AMBAC Series 04B 5.00%, 12/01/21	2,035	2,138,520
Cincinnati Tech & Comnty College AMBAC Series 02 5.00%, 10/01/28	5,000	5,172,550
Cleveland Cuyahoga Port Auth Series 01 7.35%, 12/01/31	2,000	2,109,480
Cleveland Cuyahoga Port Auth (Rita Proj) RADIAN Series 04 5.00%, 11/15/19	1,850	1,883,152
Cleveland GO AMBAC Series 04 5.25%, 12/01/24	1,200	1,319,184
MBIA Series 02 5.25%, 12/01/27(a)	4,380	4,721,684
Cleveland Pub Pwr Sys Rev FGIC Series 06A 5.00%, 11/15/18	2,165	2,323,803
Cleveland Wtrwks Rev MBIA 5.00%, 1/01/23	2,500	2,636,075
Cnty of Hamilton (Prerefunded) AMBAC Series B 5.25%, 12/01/32	10,525	11,064,722
Cnty of Hamilton (Unrefunded) AMBAC Series B 5.25%, 12/01/32	2,660	2,750,467
Columbus Sch Dist FGIC Series 03 5.00%, 12/01/24-12/01/25	4,730	5,061,195

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	69

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Cuyahoga Cnty Hosp Facs Rev (Univ Hosp Hlth) Series 00 7.50%, 1/01/30	$1,900	$2,017,192
Cuyahoga Cnty MFHR (Livingston Park Apts) GNMA Series 02A 5.45%, 9/20/39	1,500	1,523,385
Cuyahoga Cnty MFHR (Longwood Proj) AMT GNMA Series 01 5.60%, 1/20/43	3,620	3,704,093
Dayton Ohio Arpt Rev (James M Cox Dayton Intl) RADIAN Series 03A 5.00%, 12/01/23	1,280	1,257,638
Dayton Sch Dist (Administrative Fac Proj) Series 03 6.00%, 12/01/19-12/01/21	3,040	3,308,519
Delaware Sch Dist MBIA Series 04 5.00%, 12/01/19	1,340	1,417,519
Dublin Sch Dist GO FSA Series 03 5.00%, 12/01/22	1,500	1,565,295
Erie Cnty Hosp Rev (Firelands Med Ctr) Series 02A 5.625%, 8/15/32	1,500	1,548,600
Fairfield Cnty Hosp Rev (Fairfield Med Ctr Proj) RADIAN Series 03 5.00%, 6/15/24	1,000	1,007,000
Franklin Cnty Online Computer Library Ctr Series 98A 5.20%, 10/01/20	2,800	2,858,520
Franklin Cnty MFHR (Agler Green) AMT GNMA Series 02A 5.65%, 5/20/32	770	793,524
5.80%, 5/20/44	1,150	1,182,361
Greater Cleveland Regl Transp Auth MBIA Series 04 5.00%, 12/01/24	1,350	1,411,870
Hamilton City Sch Dist MBIA 5.00%, 12/01/24	1,000	1,045,220

70	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Hamilton Cnty Convention Fac Auth FGIC Series 04 5.00%, 12/01/23	$1,330	$1,388,054
Hamilton Cnty Hlth Fac (Twin Towers) Series 99A 5.80%, 10/01/23	1,775	1,831,356
Lucas Cnty Hlth Fac (Altenheim Proj) GNMA Series 99 5.50%, 7/20/40	3,200	3,295,680
Madeira City Sch Dist GO MBIA Series 04 5.00%, 12/01/22-12/01/23	2,665	2,888,060
Oak Hills Ohio Loc Sch Dist FSA Series 05 5.00%, 12/01/25	1,000	1,046,290
Ohio Air Quality Dev Auth PCR (Toledo Edison Co) AMT Series 97A 6.10%, 8/01/27	2,500	2,564,150
Ohio HFA SFMR (Mortgage Rev) AMT GNMA Series 02 5.375%, 9/01/33	1,740	1,758,531
GNMA Series 02-A2 5.60%, 9/01/34	185	187,583
GNMA Series 02-A3 5.50%, 9/01/34	1,000	1,005,540
Ohio St Bldg Auth (Adult Correctional Proj) MBIA Series 04A 5.00%, 4/01/22	2,975	3,110,779
Ohio St Bldg Auth (St Facs-Admin Bldg Fd Proj) FSA Series 05A 5.00%, 4/01/24	1,500	1,565,685
Ohio State GO Series 04A 5.00%, 6/15/22	3,000	3,138,720
Ohio St Hgr Ed Fac Comnty (Denison Univ Proj) Series 04 5.00%, 11/01/21-11/01/24	3,440	3,597,531
Ohio St Univ MBIA Series 04 5.00%, 12/01/22	1,950	2,040,870

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	71

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio Swr & Solid Waste Disp Fac (Anheuser-Busch) AMT Series 01 5.50%, 11/01/35	$3,000	$3,082,410
Ohio Water Dev Auth (Anheuser-Busch) AMT Series 99 6.00%, 8/01/38(b)	2,250	2,325,600
Ohio Water Dev Auth PCR (Cleveland Elec) AMT Series 97A 6.10%, 8/01/20	2,000	2,050,060
Pinnacle Comnty Fin Auth Series A 6.00%, 12/01/22	2,155	2,223,464
Port Auth of Columbiana Cnty Swr (Apex Environmental LLC) AMT Series 04A 7.125%, 8/01/25	500	519,490
Princeton Sch Dist MBIA Series 03 5.00%, 12/01/24	1,600	1,720,880
Riversouth Auth Rev (Area Redevelopment) Series 04A 5.25%, 12/01/21-12/01/22	2,000	2,126,780
Series 05A 5.00%, 12/01/24	3,590	3,753,668
Steubenville Hosp Rev (Trinity Hlth) Series 00 6.50%, 10/01/30	2,500	2,708,500
Toledo-Lucas Cnty Port Auth Rev (Cargill, Inc. Project) Series 04B 4.50%, 12/01/15	2,500	2,551,250
Toledo Lucas Cnty Port Auth Rev (Crocker Park Proj) Series 03 5.375%, 12/01/35	2,000	2,041,540
Toledo Lucas Cnty Port Auth Rev (CSX Transp) Series 92 6.45%, 12/15/21	1,270	1,414,323
Toledo Sch Dist FGIC Series 03B 5.00%, 12/01/23	2,940	3,055,013

72	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Univ of Cincinnati COP (Univ Cincinnati Ctr Proj) MBIA 5.00%, 6/01/24	$4,470	$4,657,338
Youngstown OH City Sch Dist FSA 5.00%, 12/01/25	2,155	2,244,303

		137,153,609

California – 0.6%
California State GO 5.25%, 4/01/29	5	5,220
California State GO Series 04 5.20%, 4/01/26	1,000	1,044,760

		1,049,980

Florida – 2.3%
Collier Cnty IDR (Southern St Util) AMT Series 96 6.50%, 10/01/25	200	201,402
Crossings at Fleming Island CDD (Eagle Harbor) Series 00C 7.10%, 5/01/30	2,000	2,079,040
Double Branch CDD (Oakleaf Village) Series 02A 6.70%, 5/01/34	935	1,038,822
Hammock Bay CDD (Spl Assmt) Series 04A 6.15%, 5/01/24	345	347,950

		3,667,214

Georgia – 0.3%
Atlanta Tax Alloc (Eastside Proj) Series 05B 5.60%, 1/01/30	500	491,220

Illinois – 1.0%
Antioch Village Spl Svc Area (Deercrest Proj) Series 03 6.625%, 3/01/33	1,000	1,029,060
Plano Spl Svc Area No. 3 Spl Tax (Lakewood Springs Proj) Series 05A 5.95%, 3/01/28	565	575,967

		1,605,027

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	73

Ohio Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico – 10.4%
Puerto Rico Comwlth GO Series 06A 5.25%, 7/01/22	$500	$524,615
Puerto Rico Comwlth GO (Pub Impt) Series 01A 5.50%, 7/01/19	500	548,060
Puerto Rico Comwlth Govt Dev Bank (Sr Notes) Series 06B 5.00%, 12/01/15	500	529,140
Puerto Rico Conv Ctr Dist Auth Hotel Occupancy Rev AMBAC Series 06A 5.00%, 7/01/18-7/01/19	6,370	6,800,469
Puerto Rico Elec Pwr Rev 5.00%, 7/01/20	2,530	2,618,626
Puerto Rico Municipal Fin Agy Series 05A 5.25%, 8/01/23	375	393,109
Puerto Rico Tobacco Settlement Rev (Childrens Trust Fund) Series 00 6.00%, 7/01/26	4,000	4,257,080
Univ of Puerto Rico Rev 5.00%, 6/01/22	1,350	1,386,194

		17,057,293

Total Investments – 98.6% (cost $155,834,744)		161,024,343
Other assets less liabilities – 1.4%		2,299,966

Net Assets – 100.0%		$163,324,309

74	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Ohio Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	$215	6/01/12	BMA	*	3.628%	$2,582
Citibank N.A.	2,200	11/10/26	3.884%		BMA *	25,637
JPMorgan Chase	420	9/21/12	BMA	*	3.385%	436
JPMorgan Chase	900	10/01/07	BMA	*	3.635%	(284)
JPMorgan Chase	6,100	11/10/11	BMA	*	3.482%	39,375
Merrill Lynch	900	7/12/08	BMA	*	3.815%	3,711
Merrill Lynch	235	2/12/12	BMA	*	3.548%	2,049
Merrill Lynch	3,600	8/01/16	BMA	*	4.071%	115,027

*	Variable interest based on the BMA (Bond Market Association).

(a)	Position, or a portion thereof, has been pledged to collateralize interest rate swaps.

(b)	Variable rate coupon, rate shown as of September 30, 2007.

Glossary:

AMBAC – American Bond Assurance Corporation
AMT – Alternative Minimum Tax (subject to)
CDD – Community Development District
COP – Certificate of Participation
FGIC – Financial Guaranty Insurance Company
FSA – Financial Security Assurance Inc.
GNMA – Government National Mortgage Association
GO – General Obligation
HFA – Housing Finance Authority
IDR – Industrial Development Revenue
MBIA – Municipal Bond Investors Assurance
MFHR – Multi-Family Housing Revenue
PCR – Pollution Control Revenue
RADIAN – Radian Group, Inc.
SFMR – Single Family Mortgage Revenue

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	75

Ohio Portfolio—Portfolio of Investments

PENNSYLVANIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2007

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.3%
Long-Term Municipal Bonds – 94.2%
Pennsylvania – 76.9%
Allegheny Cnty IDA (Residential Reserves Inc Proj) 5.00%, 9/01/21	$500	$489,675
Allegheny Cnty Hgr Ed (Thiel Coll) ACA Series 99A 5.375%, 11/15/19 5.375%, 11/15/29	1,000 1,500	1,012,870 1,501,125
Allegheny Cnty Hlth Fac (South Hills Hlth) Series 00B 6.75%, 5/01/25	1,555	1,674,891
Allegheny Cnty Hlth Fac (Residential Resources) Series 01 6.60%, 9/01/31	1,540	1,705,904
Allegheny Cnty PA Hosp (West Pennsylvania Hlth Sys) 5.00%, 11/15/17-11/15/28	1,000	986,830
Allegheny Cnty PCR (USX Corp.) Series 98 5.50%, 12/01/29	2,680	2,736,494
Allegheny Cnty Redev Auth (Pittsburgh Mills Proj) 5.60%, 7/01/23	1,500	1,517,430
Allegheny Cnty San Auth Swr Rev MBIA Series 05A 5.00%, 12/01/24	7,490	7,841,955
Butler Cnty FGIC Series 03 5.25%, 7/15/26	1,625	1,762,004
Chester Upland Sch Dist 4.30%, 5/15/14	1,705	1,716,253
Coatesville PA Sch Dist 5.00%, 8/01/23	6,500	6,871,865
Crawford Cnty Hlth Fac (Westbury Methodist) Series 99 6.25%, 8/15/29	1,600	1,616,768
Delaware Cnty Hgr Ed (Eastern Coll) Series 99 5.625%, 10/01/28	2,500	2,509,100
Ephrata Area Sch Dist (Prerefunded) FGIC Series 05 5.00%, 3/01/22	1,000	1,080,870

76	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Harrisburg Arpt Auth (Susquehanna Arpt Proj) AMT Series 99 5.50%, 1/01/24	$3,490	$3,373,329
Lancaster Swr Auth Rev MBIA Series 04 5.00%, 4/01/22	1,330	1,389,159
Lehigh Northampton Arpt Auth MBIA Series 00 6.00%, 5/15/30	4,400	4,557,652
Lycoming Cnty Hgr Ed (Coll of Technology) AMBAC Series 02 5.25%, 5/01/32	2,250	2,327,490
McKean Cnty Hosp Auth (Bradford Hosp Proj) ACA 5.00%, 10/01/17	1,205	1,220,846
Meadville PA GO XLCA 5.00%, 10/01/25	3,080	3,220,294
Montgomery Cnty Higher Ed (Beaver College) RADIAN Series 99 5.70%, 4/01/27	6,000	6,187,920
Montgomery Cnty Hosp Rev (Abington Mem Hosp) Series 02A 5.125%, 6/01/32	3,000	3,016,620
Montgomery Cnty IDA (Whitemarsh Continuing Care Ret Comm) 6.00%, 2/01/21	415	427,844
New Wilmington PA Mun Auth RADIAN 5.00%, 5/01/27	1,040	1,022,122
Pennsylvania Eco Dev Auth (30th St Station ) AMT ACA Series 02 5.875%, 6/01/33	3,485	3,576,307
Pennsylvania EDA (Amtrak) AMT Series 01A 6.375%, 11/01/41	3,000	3,141,540
Pennsylvania Hgr Ed (Dickinson Coll) RADIAN Series 03AA-1 5.00%, 11/01/26	1,000	1,004,120
Pennsylvania Hgr Ed Facs Auth (Univ Hlth Sys) AMBAC Series 05A 5.00%, 8/15/20	2,000	2,113,000

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	77

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Pennsylvania Hgr Ed Hosp Rev (UPMC Hlth Sys) Series 01A 6.00%, 1/15/31	$2,405	$2,533,066
Philadelphia Auth IDR (Leadership Learning Partners) Series 05A 5.25%, 7/01/24	350	348,429
Philadelphia Auth Indl Dev Lease Rev FSA Series 01B 5.25%, 10/01/30	8,000	8,276,560
Philadelphia Gas Wks Rev ASSURED GTY Series 04A-1 5.25%, 9/01/19	1,015	1,079,564
Philadelphia Sch Dist Lease Rev FSA Series 03 5.25%, 6/01/26(a)	5,000	5,413,550
Pittsburgh GO FSA Series 06C 5.25%, 9/01/17	5,000	5,460,550
Pittsburgh Pub Pkg Auth Pkg Rev FGIC Series 05A 5.00%, 12/01/19	2,435	2,571,725
Pittsburgh Urban Redev Auth SFMR (Mtg Rev) AMT FHA Series 97A 6.25%, 10/01/28	790	802,387
Potter Cnty Hosp Rev (Charles Cole Mem) RADIAN Series 96 6.05%, 8/01/24	4,340	4,387,740
South Central Gen Auth (Wellspan Health) MBIA Series 01 5.25%, 5/15/31	795	843,567
South Central Hosp Rev (Wellspan Hlth) (Prerefunded) MBIA Series 01 5.25%, 5/15/31	3,905	4,162,691
Southcentral Gen Auth (Hanover Hosp, Inc.) RADIAN 5.00%, 12/01/25	1,570	1,575,118
St Pub Sch Bldg Auth (Colonial Northampton Inter Unit 20) FGIC Series 05 5.00%, 5/15/26	2,025	2,113,472
Wilkes-barre PA Fin Auth (Wilkes Univ Proj) 5.00%, 3/01/22	510	513,019

		111,683,715

78	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida – 3.3%
Collier Cnty IDR (Southern St Util) AMT Series 96 6.50%, 10/01/25	$400	$402,804
Crossings at Fleming Island CDD (Eagle Harbor) Series 00C 7.10%, 5/01/30	2,000	2,079,040
Double Branch CDD (Oakleaf Village) Series 02A 6.70%, 5/01/34	1,015	1,127,706
Hammock Bay CDD (Spl Assmt) Series 04A 6.15%, 5/01/24	300	302,565
Northern Palm Beach Assmt Dist (Unit Dev 27B) Series 02 6.40%, 8/01/32	910	931,849

		4,843,964

Guam – 0.7%
Guam Govt (Water & Waste Sys Rev) Series 05 6.00%, 7/01/25	500	531,900
Guam Intl Arpt Auth MBIA Series 03B 5.25%, 10/01/23	500	528,650

		1,060,550

Illinois – 1.6%
Antioch Village Spcl Svc Area (Deercrest Proj) Series 03 6.625%, 3/01/33	1,000	1,029,060
Plano Spl Svc Area No. 3 Spl Tax (Lakewood Springs Proj) Series 05A 5.95%, 3/01/28	465	474,026
Yorkville Comnty Fac Dist (Raintree Village) Series 03 6.875%, 3/01/33	800	835,016

		2,338,102

Puerto Rico – 9.8%
Puerto Rico Comwlth GO (Pub Impt) 5.25%, 7/01/23	500	523,145
Series 01A 5.50%, 7/01/19	500	548,060

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	79

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Comwlth Hwy & Transp Auth Rev FGIC Series 03 5.25%, 7/01/14	$3,195	$3,455,840
Puerto Rico Elec Pwr Auth Rev 5.00%, 7/01/22	800	824,216
Puerto Rico Hwy & Transp Auth FGIC Series 03G 5.25%, 7/01/14	3,335	3,607,269
FSA 5.00%, 7/01/27	4,000	4,205,095
Puerto Rico Muni Fin Agy Series 05A 5.25%, 8/01/23	300	314,487
Univ of Puerto Rico Rev 5.00%, 6/01/22	655	672,561

		14,150,673

Virgin Islands – 1.9%
Virgin Islands Pub Fin Auth FSA Series 03 5.00%, 10/01/13-10/01/14	675	725,666
5.25%, 10/01/15-10/01/17	1,840	2,008,979

		2,734,645

Total Long-Term Municipal Bonds (cost $131,651,417)		136,811,649

Short-Term Municipal Notes – 4.1%
Alaska – 2.9%
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) 4.05%, 7/01/37(b)	200	200,000
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) Series 03C 4.05%, 7/01/37(b)	4,000	4,000,000

		4,200,000

Colorado – 0.3%
Colorado Ed & Cultural Fac Auth. 4.04%, 2/01/34(b)	500	500,000

Illinois – 0.9%
Romoeoville IL 4.04%, 10/01/36(b)	1,300	1,300,000

Total Short-Term Municipal Notes (cost $6,000,000)		6,000,000

Total Municipal Obligations (cost $137,651,417)		142,811,649

80	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Pennsylvania Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.3%
Time Deposit – 0.3%
The Bank of New York 3.75%, 10/01/07 (cost $423,000)	$423	$423,000

Total Investments – 98.6% (cost $138,074,417)		143,234,649
Other assets less liabilities – 1.4%		2,015,823

Net Assets – 100.0%		$145,250,472

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	$185	6/01/12	BMA	*	3.628%	$2,222
Citibank N.A.	1,900	11/10/26	3.884%		BMA *	22,141
JPMorgan Chase	365	9/21/12	BMA	*	3.385%	379
JPMorgan Chase	800	10/01/07	BMA	*	3.635%	(253)
JPMorgan Chase	5,300	11/10/11	BMA	*	3.482%	34,211
Merrill Lynch	700	7/12/08	BMA	*	3.815%	2,887
Merrill Lynch	205	2/12/12	BMA	*	3.548%	1,787

*	Variable interest based on the BMA (Bond Market Association).

(a)	Position, or a portion thereof, has been pledged to collateralize interest rate swaps.

(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

Glossary:

ACA – American Capital Access Financial Guaranty Corporation
AMBAC – American Bond Assurance Corporation
AMT – Alternative Minimum Tax (subject to)
ASSURED GTY – Assured Guaranty
CDD – Community Development District
EDA – Economic Development Authority
FGIC – Financial Guaranty Insurance Company
FHA – Federal Housing Administration
FSA – Financial Security Assurance Inc.
GO – General Obligation
IDA – Industrial Development Authority/Agency
IDR – Industrial Development Revenue
MBIA – Municipal Bond Investors Assurance
PCR – Pollution Control Revenue
RADIAN – Radian Group, Inc.
SFMR – Single Family Mortgage Revenue
XLCA – XL Capital Assurance Inc

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	81

Pennsylvania Portfolio—Portfolio of Investments

VIRGINIA PORTFOLIO

PORTFOLIO OF INVESTMENTS

September 30, 2007

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 93.3%
Long-Term Municipal Bonds – 89.9%
Virginia – 78.5%
Albemarle Cnty Ed Fac (The Convent School) Series 01A 7.75%, 7/15/32	$4,260	$4,586,486
Arlington Cnty IDA Rev Sew Rev (Ogden Martin) AMT FSA Series 98B 5.25%, 1/01/09	2,295	2,337,182
Arlington Cnty MFHR (Arlington View Terrace) AMT FNMA Series 01 5.15%, 11/01/31	1,550	1,583,154
Arlington IDA Hosp Rev (Arlington Hlth Sys) (Prerefunded) Series 01 5.25%, 7/01/31	5,900	6,295,890
Bell Creek CDD Series 03A 6.75%, 3/01/22	300	303,921
Broad Street CDD (Parking Fac) Series 03 7.50%, 6/01/33	1,500	1,640,055
Celebrate North CDD Series 03B 6.60%, 3/01/25	1,250	1,308,125
Chesterfield Cnty (Elec & Pwr Co) Series 02 5.875%, 6/01/17	3,800	4,022,338
Dinwiddie Cnty IDA (Lease Rev) MBIA Series 04B 5.00%, 2/15/24	3,200	3,321,632
Dulles Town CDA (Dulles Town Ctr Proj) Series 98 6.25%, 3/01/26	2,035	2,064,772
Fairfax Cnty VA Economic Dev 5.00%, 10/01/22	1,000	997,910
Fairfax Wtr Auth Rev Series 02 5.00%, 4/01/32	3,380	3,466,021

82	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Greater Richmond Hotel Tax Rev (Convention Ctr Proj) Series 00 6.25%, 6/15/32	$6,000	$6,472,620
Hampton Conv Ctr Rev AMBAC Series 02 5.00%, 1/15/35(a)	5,150	5,281,737
Harrisonburg MFHR (Greens of Salem Run) AMT FSA Series 97 6.30%, 4/01/29	1,110	1,130,380
Harrisonburg VA IDA AMBAC 5.00%, 8/15/22-8/15/25	7,850	8,218,634
James City Cnty Solid Waste Rev (Anheuser Busch Proj) AMT Series 97 6.00%, 4/01/32	4,200	4,226,166
James City Cnty VA Econ Dev FSA 5.00%, 6/15/22	4,385	4,643,934
Newport Comnty Dev Auth (Spl Assmt) 5.50%, 9/01/26	1,000	983,790
Newport News Hlth Care Fac (Mennowood) GNMA Series 96A 6.25%, 8/01/36	2,580	2,638,618
Newport News MFHR (Walker Village Proj) AMT GNMA Series 02A 5.55%, 9/20/34	1,880	1,922,432
5.65%, 3/20/44	1,660	1,693,001
Norfolk Airport Auth Rev (Air Cargo) AMT Series 02 6.25%, 1/01/30	990	1,013,829
Norfolk Airport Auth Rev AMT FGIC Series 01B 5.30%, 7/01/25	10,000	10,289,500
Northwestern Regl Jail Auth MBIA 5.00%, 7/01/25	1,500	1,569,450
Pocahontas Pkwy Assoc Toll Rd Rev (Cap Appreciation) Sr (Prerefunded) Series 98B Zero Coupon, 8/15/15	750	500,587

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	83

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Portsmouth GO (Prerefunded Ref & Pub Util) FGIC Series B 5.00%, 6/01/26	$1,405	$1,419,050
Portsmouth GO (Unrefunded Ref Pub Util) FGIC Series B 5.00%, 6/01/26	95	95,634
Prince William MFHR (Woodwind Gables) AMT AMBAC Series 01A 5.30%, 12/01/34	2,860	2,915,312
Reynolds Crossing CDD 5.10%, 3/01/21	2,150	2,063,162
Richmond FSA Series 05A 5.00%, 7/15/22	2,500	2,638,250
Suffolk VA MBIA 5.00%, 2/01/20	3,000	3,207,360
Upper Occoquan Sew Auth Rev FSA 5.00%, 7/01/25	2,500	2,624,150
Virginia Beach MFHR (Beth Sholom Terrace) GNMA Series 02 5.40%, 4/01/44	2,900	2,974,965
Virginia Beach Wtr & Swr Rev 5.00%, 10/01/30	2,000	2,069,240
Virginia Biotechnology Auth (Consolidated Laboratories Proj) Series 01 5.00%, 9/01/21	4,170	4,324,040
Virginia Coll Bldg Auth 5.00%, 4/01/23	1,000	1,035,160
Virginia Coll Bldg Auth Facs Rev (Pub Hgr Ed Fin Prog) Series 05A 5.00%, 9/01/16-9/01/17	11,725	12,611,724
Virginia HDA SFMR (Mtg Rev) AMT Series 01D 5.40%, 6/01/24	3,155	3,211,285
Virginia Hsg Dev Auth MFHR (Rental Hsg) AMT Series 02B 5.50%, 4/01/27	5,000	5,098,500
Series 99 5.95%, 2/01/23	5,525	5,640,970

84	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Virginia Port Auth Rev (Newport News) AMT Series 02 5.00%, 7/01/27	$1,000	$1,025,230
5.125%, 7/01/24	4,000	4,151,760
Virginia Small Business Fin Auth (Wellmont Hlth Sys Proj) 5.125%, 9/01/22	710	714,629

		140,332,585

Georgia – 0.3%
Atlanta Tax Alloc (Eastside Proj) Series 05B 5.60%, 1/01/30	500	491,220

Illinois – 0.8%
Plano Spl Svc Area No. 3 Spl Tax (Lakewood Springs Proj) Series 05A 5.95%, 3/01/28	465	474,026
Yorkville Comnty Fac Dist (Raintree Village) Series 03 6.875%, 3/01/33	1,000	1,043,770

		1,517,796

Puerto Rico – 10.3%
Puerto Rico Comwlth GO (Pub Impt) Series 01A 5.50%, 7/01/19	500	548,060
Puerto Rico Comwlth Govt Dev Bank (Sr Notes) Series 06B 5.00%, 12/01/15	500	529,140
Puerto Rico Comwlth Hwy & Transp Auth Rev FGIC Series 03 5.25%, 7/01/14	1,760	1,903,686
Puerto Rico Elec Pwr Auth MBIA 5.50%, 7/01/17	5,000	5,643,050
Puerto Rico Elec Pwr Rev 5.00%, 7/01/20	800	828,024
Puerto Rico HFA (Cap Fd Prog) 5.00%, 12/01/20	4,870	4,928,878
Puerto Rico Hwy & Transp Auth FGIC Series 03G 5.25%, 7/01/14	1,840	1,990,218

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	85

Virginia Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Muni Fin Agy Series 05A 5.25%, 8/01/23	$340	$356,419
Univ of Puerto Rico Rev 5.00%, 6/01/22	1,740	1,786,649

		18,514,124

Total Long-Term Municipal Bonds (cost $157,328,300)		160,855,725

Short-Term Municipal Notes – 3.4%
Virginia – 0.3%
Montgomery Cnty IDA (Virginia Tech Fndtn Proj) 4.08%, 6/01/35(b)	500	500,000

Alaska – 1.7%
Valdez Ak Marine Term Rev 3.93%, 12/01/33(b)	500	500,000
Valdez Marine Term Rev (BP Pipelines, Inc. Proj) Series 03B 4.05%, 7/01/37(b)	1,500	1,500,000
Series 03C 4.05%, 7/01/37(b)	1,000	1,000,000

		3,000,000

Massachusetts – 1.1%
Massachusetts St Dev Fin Agy Rev (Harvard University) Series B-1 4.00%, 7/15/36(b)	2,000	2,000,000

Rhode Island – 0.3%
Rhode Island Hlth & Ed 4.10%, 9/01/32(b)	500	500,000

Total Short-Term Municipal Notes (cost $6,000,000)		6,000,000

Total Municipal Obligations (cost $163,328,300)		166,855,725

Short-Term Investments – 0.1%
Time Deposit – 0.1%
The Bank of New York 3.75%, 10/01/07 (cost $169,000)	169	169,000

Total Investments – 93.4% (cost $163,497,300)		167,024,725
Other assets less liabilities – 6.6%		11,835,252

Net Assets – 100.0%		$178,859,977

86	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio—Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio		Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Citibank N.A.(c)	$7,000	12/01/17	BMA	*	3.792%	$47,921
Citibank N.A.	225	6/01/12	BMA	*	3.628%	2,703
Citibank N.A.	2,300	11/10/26	3.884%		BMA *	26,803
JPMorgan Chase	440	9/21/12	BMA	*	3.385%	456
JPMorgan Chase	900	10/01/07	BMA	*	3.635%	(284)
JPMorgan Chase	6,400	11/10/11	BMA	*	3.482%	41,311
Merrill Lynch	900	7/12/08	BMA	*	3.815%	3,711
Merrill Lynch	250	2/12/12	BMA	*	3.548%	2,180

*	Variable interest based on the BMA (Bond Market Association).

(a)	Position, or a portion thereof, has been pledged to collateralize interest rate swaps.

(b)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(c)	Represents a forward interest rate swap whose effective date for the exchange of cash flows is December 1, 2007.

Glossary:
AMBAC – American Bond Assurance Corporation
AMT – Alternative Minimum Tax (subject to)
CDA – Community Development Administration
CDD – Community Development District
FGIC – Financial Guaranty Insurance Company
FNMA – Federal National Mortgage Association
FSA – Financial Security Assurance Inc.
GNMA – Government National Mortgage Association
GO – General Obligation
HDA – Housing Development Authority
HFA – Housing Finance Authority
IDA – Industrial Development Authority/Agency
MBIA – Municipal Bond Investors Assurance
MFHR – Multi-Family Housing Revenue
SFMR – Single Family Mortgage Revenue

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	87

Virginia Portfolio—Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2007

	Arizona		Florida
Assets
Investments in securities, at value (cost: $196,954,644 and $176,315,775, respectively)	$201,706,806		$180,779,707
Cash	97,586		1,846
Unrealized appreciation of interest rate swap contracts	100,684		293,068
Interest receivable	2,806,148		3,322,964
Receivable for shares of beneficial interest sold	1,267,905		729,020
Receivable for investment securities sold	– 0	–	8,371,852

Total assets	205,979,129		193,498,457

Liabilities
Unrealized depreciation of interest rate swap contracts	10,949		348
Payable for shares of beneficial interest redeemed	1,019,957		865,520
Dividends payable	213,530		220,398
Distribution fee payable	87,422		80,915
Advisory fee payable	34,371		38,907
Administrative fee payable	26,663		21,306
Transfer Agent fee payable	3,057		3,112
Accrued expenses and other liabilities	90,998		93,173

Total liabilities	1,486,947		1,323,679

Net Assets	$204,492,182		$192,174,778

Composition of Net Assets
Shares of beneficial interest, at par	$187,219		$189,253
Additional paid-in capital	200,365,543		193,502,853
Distributions in excess of net investment income	(167,695)		(216,819)
Accumulated net realized loss on investment transactions	(734,782)		(6,057,161)
Net unrealized appreciation of investments	4,841,897		4,756,652

	$204,492,182		$192,174,778

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Arizona Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$141,881,894	12,983,586	$10.93	*

Class B	$36,136,449	3,311,981	$10.91

Class C	$26,473,839	2,426,298	$10.91

Florida Portfolio
Class A	$134,988,930	13,295,491	$10.15	*

Class B	$23,646,313	2,328,265	$10.16

Class C	$33,539,535	3,301,505	$10.16

*	The maximum offering price per share for Class A shares of Arizona Portfolio and Florida Portfolio were $11.42 and $10.60, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

88	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

	Massachusetts	Michigan
Assets
Investments in securities, at value (cost: $128,024,655 and $115,956,882, respectively)	$132,202,063	$119,979,152
Cash	426,884	277,759
Unrealized appreciation of interest rate swap contracts	307,490	290,896
Interest receivable	1,780,457	2,120,542
Receivable for shares of beneficial interest sold	1,129,003	475,237

Total assets	135,845,897	123,143,586

Liabilities
Unrealized depreciation of interest rate swap contracts	221	221
Payable for shares of beneficial interest redeemed	1,473,609	553,110
Dividends payable	136,686	116,587
Distribution fee payable	68,772	64,047
Custodian fee payable	46,527	47,814
Administrative fee payable	22,286	-0-
Advisory fee payable	18,504	36,933
Transfer Agent fee payable	3,015	4,446
Accrued expenses and other liabilities	46,833	53,038

Total liabilities	1,816,453	876,196

Net Assets	$134,029,444	$122,267,390

Composition of Net Assets
Shares of beneficial interest, at par	$124,112	$113,893
Additional paid-in capital	138,427,661	117,776,935
Distributions in excess of net investment income	(138,505)	(119,904)
Accumulated net realized gain (loss) on investment transactions	(8,868,501)	183,521
Net unrealized appreciation of investments	4,484,677	4,312,945

	$134,029,444	$122,267,390

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Massachusetts Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$74,341,393	6,878,312	$10.81	*

Class B	$25,209,421	2,337,029	$10.79

Class C	$34,478,630	3,195,829	$10.79

Michigan Portfolio
Class A	$63,988,901	5,955,839	$10.74	*

Class B	$20,523,785	1,913,823	$10.72

Class C	$37,754,704	3,519,632	$10.73

*	The maximum offering price per share for Class A shares of Massachusetts Portfolio and Michigan Portfolio were $11.29 and $11.22, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	89

Statement of Assets & Liabilities

	Minnesota	New Jersey
Assets
Investments in securities, at value (cost: $89,405,751 and $157,271,990, respectively)	$92,142,917	$163,378,206
Cash	83,300	79,846
Unrealized appreciation of interest rate swap contracts	151,932	175,772
Interest receivable	1,321,063	2,279,614
Receivable for shares of beneficial interest sold	390,221	852,893
Receivable for investment securities sold	105,000	100,031

Total assets	94,194,433	166,866,362

Liabilities
Unrealized depreciation of interest rate swap contracts	158	253
Payable for shares of beneficial interest redeemed	158,867	1,278,022
Dividends payable	98,034	170,974
Custodian fee payable	42,940	44,753
Distribution fee payable	34,908	74,643
Advisory fee payable	25,479	31,744
Transfer Agent fee payable	2,367	4,370
Payable for investment securities purchased	-0-	3,741,001
Administrative fee payable	-0-	21,941
Accrued expenses and other liabilities	42,500	54,708

Total liabilities	405,253	5,422,409

Net Assets	$93,789,180	$161,443,953

Composition of Net Assets
Shares of beneficial interest, at par	$93,336	$165,454
Additional paid-in capital	92,509,215	167,992,862
Distributions in excess of net investment income	(98,041)	(162,334)
Accumulated net realized loss on investment transactions	(1,604,270)	(12,833,764)
Net unrealized appreciation of investments	2,888,940	6,281,735

	$93,789,180	$161,443,953

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Minnesota Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$73,399,876	7,305,401	$10.05	*

Class B	$6,571,512	654,159	$10.05

Class C	$13,817,792	1,374,081	$10.06

New Jersey Portfolio
Class A	$101,138,051	10,366,907	$9.76	*

Class B	$27,274,541	2,794,786	$9.76

Class C	$33,031,361	3,383,707	$9.76

*	The maximum offering price per share for Class A shares of Minnesota Portfolio and New Jersey Portfolio were $10.50 and $10.19, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

90	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

	Ohio		Pennsylvania
Assets
Investments in securities, at value (cost: $155,834,744 and $138,074,417, respectively)	$161,024,343		$143,234,649
Cash	– 0	–	674
Unrealized appreciation of interest rate swap contracts	188,817		63,627
Interest receivable	2,693,162		2,320,604
Receivable for shares of beneficial interest sold	598,071		789,482

Total assets	164,504,393		146,409,036

Liabilities
Due to custodian	149,554		– 0	–
Unrealized depreciation of interest rate swap contracts	284		253
Payable for shares of beneficial interest redeemed	638,920		801,342
Dividends payable	164,718		145,673
Distribution fee payable	80,708		66,597
Advisory fee payable	36,327		37,387
Administrative fee payable	20,011		20,767
Transfer Agent fee payable	3,916		3,911
Accrued expenses and other liabilities	85,646		82,634

Total liabilities	1,180,084		1,158,564

Net Assets	$163,324,309		$145,250,472

Composition of Net Assets
Shares of beneficial interest, at par	$162,390		$139,109
Additional paid-in capital	164,096,365		142,028,401
Distributions in excess of net investment income	(133,534)		(126,775)
Accumulated net realized loss on investment transactions	(6,179,044)		(2,013,869)
Net unrealized appreciation of investments	5,378,132		5,223,606

	$163,324,309		$145,250,472

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Ohio Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$93,800,852	9,323,870	$10.06	*

Class B	$29,436,009	2,928,619	$10.05

Class C	$40,087,448	3,986,552	$10.06

Pennsylvania Portfolio
Class A	$92,626,421	8,871,085	$10.44	*

Class B	$21,329,089	2,042,839	$10.44

Class C	$31,294,962	2,996,999	$10.44

*	The maximum offering price per share for Class A shares of Ohio Portfolio and Pennsylvania Portfolio were $10.51 and $10.90, respectively, which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	91

Statement of Assets & Liabilities

Virginia
Assets
Investments in securities, at value (cost $163,497,300)	$167,024,725
Cash	5,892
Unrealized appreciation of interest rate swap contracts	125,085
Receivable for investment securities sold	9,504,100
Interest receivable	2,394,582
Receivable for shares of beneficial interest sold	1,079,973

Total assets	180,134,357

Liabilities
Unrealized depreciation of interest rate swap contracts	284
Payable for shares of beneficial interest redeemed	889,835
Dividends payable	191,166
Distribution fee payable	78,115
Advisory fee payable	28,506
Transfer Agent fee payable	2,930
Accrued expenses and other liabilities	83,544

Total liabilities	1,274,380

Net Assets	$178,859,977

Composition of Net Assets
Shares of beneficial interest, at par	$167,545
Additional paid-in capital	176,685,780
Undistributed net investment income	138,511
Accumulated net realized loss on investment transactions	(1,784,085)
Net unrealized appreciation of investments	3,652,226

$178,859,977

Net Asset Value Per Share—unlimited shares authorized, $.01 par value

Virginia Portfolio	Net Assets	Shares Outstanding	Net Asset Value
Class A	$119,858,270	11,219,382	$10.68	*

Class B	$23,486,092	2,202,167	$10.66

Class C	$35,515,615	3,332,957	$10.66

*	The maximum offering price per share for Class A shares of Virginia Portfolio was $11.15 which reflects a sales charge of 4.25%.

See notes to financial statements.

92	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2007

	Arizona		Florida
Investment Income
Interest	$10,122,133		$10,490,165

Expenses
Advisory fee (see Note B)	946,359		905,852
Distribution fee—Class A	417,313		401,646
Distribution fee—Class B	453,608		312,289
Distribution fee—Class C	258,369		361,896
Transfer agency—Class A	43,113		43,764
Transfer agency—Class B	19,134		14,713
Transfer agency—Class C	8,747		12,624
Custodian	143,170		142,073
Administrative	87,500		86,750
Audit	42,902		41,215
Legal	33,526		38,749
Printing	24,409		20,149
Registration	23,107		27,788
Trustees’ fees	4,513		3,602
Miscellaneous	11,571		4,968

Total expenses	2,517,341		2,418,078
Less: expenses waived and reimbursed by the Adviser (see Note B)	(376,473)		(373,994)
Less: expense offset arrangement (see Note B)	(2,129)		(2,010)

Net expenses	2,138,739		2,042,074

Net investment income	7,983,394		8,448,091

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	185,193		1,555,106
Futures contracts	– 0	–	172,173
Swap contracts	67,477		88,638
Net change in unrealized appreciation/depreciation of:
Investments	(3,035,571)		(5,131,337)
Futures contracts	– 0	–	(79,504)
Swap contracts	111,689		138,381

Net loss on investment transactions	(2,671,212)		(3,256,543)

Net Increase in Net Assets from Operations	$5,312,182		$5,191,548

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	93

Statement of Operations

	Massachusetts	Michigan
Investment Income
Interest	$6,836,333	$6,284,864

Expenses
Advisory fee (see Note B)	627,595	579,801
Distribution fee—Class A	206,959	187,264
Distribution fee—Class B	343,687	270,066
Distribution fee—Class C	361,105	394,167
Transfer agency—Class A	29,718	37,268
Transfer agency—Class B	18,685	19,646
Transfer agency—Class C	16,895	25,585
Custodian	140,087	148,189
Administrative	90,500	87,500
Audit	43,507	43,132
Legal	37,459	39,732
Printing	21,590	24,031
Registration	19,966	15,884
Trustees’ fees	5,038	4,085
Miscellaneous	9,496	9,335

Total expenses	1,972,287	1,885,685
Less: expenses waived and reimbursed by the Adviser (see Note B)	(332,360)	(115,348)
Less: expense offset arrangement (see Note B)	(2,955)	(4,043)

Net expenses	1,636,972	1,766,294

Net investment income	5,199,361	4,518,570

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	562,017	192,827
Futures contracts	73,866	– 0	–
Swap contracts	70,747	64,565
Net change in unrealized appreciation/depreciation of:
Investments	(2,492,129)	(1,806,825)
Futures contracts	(32,231)	– 0	–
Swap contracts	145,213	92,411

Net loss on investment transactions	(1,672,517)	(1,457,022)

Net Increase in Net Assets from Operations	$3,526,844	$3,061,548

See notes to financial statements.

94	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Operations

	Minnesota		New Jersey
Investment Income
Interest	$4,650,962		$8,118,740

Expenses
Advisory fee (see Note B)	424,487		707,165
Distribution fee—Class A	212,891		263,605
Distribution fee—Class B	86,901		360,730
Distribution fee—Class C	146,767		332,064
Transfer agency—Class A	33,773		50,857
Transfer agency—Class B	5,428		25,929
Transfer agency—Class C	7,846		20,648
Custodian	132,546		133,808
Administrative	87,500		91,000
Audit	42,678		43,135
Legal	37,191		34,450
Printing	16,898		28,089
Registration	9,500		10,886
Trustees’ fees	4,456		4,193
Miscellaneous	8,845		5,469

Total expenses before interest expense	1,257,707		2,112,028
Interest expense and fees	– 0	–	108,630

Total expenses	1,257,707		2,220,658
Less: expenses waived and reimbursed by the Adviser (see Note B)	(242,233)		(254,450)
Less: expense offset arrangement (see Note B)	(2,933)		(5,437)

Net expenses	1,012,541		1,960,771

Net investment income	3,638,421		6,157,969

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	56,599		719,782
Swap contracts	52,523		67,011
Net change in unrealized appreciation/depreciation of:
Investments	(1,605,479)		(3,591,711)
Swap contracts	58,556		92,503

Net loss on investment transactions	(1,437,801)		(2,712,415)

Net Increase in Net Assets from Operations	$2,200,620		$3,445,554

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	95

Statement of Operations

	Ohio	Pennsylvania
Investment Income
Interest	$8,146,046	$7,180,833

Expenses
Advisory fee (see Note B)	754,954	663,997
Distribution fee—Class A	268,422	258,057
Distribution fee—Class B	364,129	285,735
Distribution fee—Class C	418,810	329,623
Transfer agency—Class A	44,505	46,055
Transfer agency—Class B	23,099	18,793
Transfer agency—Class C	22,771	19,238
Custodian	137,351	130,662
Administrative	83,250	87,000
Audit	42,653	43,335
Legal	34,722	37,333
Printing	24,251	19,992
Registration	10,574	12,259
Trustees’ fees	4,566	4,014
Miscellaneous	9,638	4,092

Total expenses	2,243,695	1,960,185
Less: expenses waived and reimbursed by the Adviser (see Note B)	(262,870)	(122,171)
Less: expense offset arrangement (see Note B)	(3,366)	(5,492)

Net expenses	1,977,459	1,832,522

Net investment income	6,168,587	5,348,311

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	335,500	111,762
Swap contracts	69,849	48,195
Net change in unrealized appreciation/depreciation of:
Investments	(2,188,843)	(2,219,368)
Swap contracts	98,916	73,708

Net loss on investment transactions	(1,684,578)	(1,985,703)

Net Increase in Net Assets from Operations	$4,484,009	$3,362,608

See notes to financial statements.

96	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Operations

Virginia
Investment Income
Interest	$8,813,372

Expenses
Advisory fee (see Note B)	807,340
Distribution fee—Class A	338,359
Distribution fee—Class B	312,536
Distribution fee—Class C	353,689
Transfer agency—Class A	47,166
Transfer agency—Class B	15,182
Transfer agency—Class C	15,360
Custodian	134,780
Administrative	87,500
Audit	43,700
Legal	36,559
Printing	19,091
Registration	12,863
Trustees’ fees	4,145
Miscellaneous	8,786

Total expenses	2,237,056
Less: expenses waived and reimbursed by the Adviser (see Note B)	(475,768)
Less: expense offset arrangement (see Note B)	(3,186)

Net expenses	1,758,102

Net investment income	7,055,270

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions	985,630
Futures contracts	35,287
Swap contracts	67,385
Net change in unrealized appreciation/depreciation of:
Investments	(3,854,483)
Futures contracts	(26,859)
Swap contracts	133,699

Net loss on investment transactions	(2,659,341)

Net Increase in Net Assets from Operations	$4,395,929

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	97

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Arizona
	Year Ended September 30, 2007	Year Ended September 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,983,394	$7,894,681
Net realized gain on investment transactions	252,670	112,807
Net change in unrealized appreciation/depreciation of investments	(2,923,882)	235,761

Net increase in net assets from operations	5,312,182	8,243,249
Dividends to Shareholders from
Net investment income
Class A	(5,586,668)	(5,034,561)
Class B	(1,503,920)	(1,986,406)
Class C	(858,229)	(877,013)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(9,266,642)	16,165,619

Total increase (decrease)	(11,903,277)	16,510,888
Net Assets
Beginning of period	216,395,459	199,884,571

End of period (including distributions in excess of net investment income of $(167,695) and $(198,261), respectively)	$204,492,182	$216,395,459

See notes to financial statements.

98	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Florida
	Year Ended September 30, 2007	Year Ended September 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,448,091	$9,325,277
Net realized gain on investment transactions	1,815,917	1,054,455
Net change in unrealized appreciation/depreciation of investments	(5,072,460)	(408,285)

Net increase in net assets from operations	5,191,548	9,971,447
Dividends to Shareholders from
Net investment income
Class A	(5,927,254)	(6,108,809)
Class B	(1,162,922)	(1,715,989)
Class C	(1,347,966)	(1,505,113)
Transactions in Shares of Beneficial Interest
Net decrease	(19,972,567)	(6,734,730)

Total decrease	(23,219,161)	(6,093,194)
Net Assets
Beginning of period	215,393,939	221,487,133

End of period (including distributions in excess of net investment income of $(216,819) and $(223,391), respectively)	$192,174,778	$215,393,939

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	99

Statement of Changes in Net Assets

	Massachusetts
	Year Ended September 30, 2007	Year Ended September 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,199,361	$5,207,931
Net realized gain on investment transactions	706,630	496,991
Net change in unrealized appreciation/depreciation of investments	(2,379,147)	(778,292)

Net increase in net assets from operations	3,526,844	4,926,630
Dividends to Shareholders from
Net investment income
Class A	(2,817,460)	(2,314,758)
Class B	(1,161,698)	(1,593,222)
Class C	(1,224,095)	(1,299,532)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(6,636,425)	4,595,839

Total increase (decrease)	(8,312,834)	4,314,957
Net Assets
Beginning of period	142,342,278	138,027,321

End of period (including distributions in excess of net investment income of $(138,505) and $(133,973), respectively)	$134,029,444	$142,342,278

See notes to financial statements.

100	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Michigan
	Year Ended September 30, 2007	Year Ended September 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,518,570	$5,008,197
Net realized gain on investments transactions	257,392	558,659
Net change in unrealized appreciation/depreciation of investments	(1,714,414)	(164,385)

Net increase in net assets from operations	3,061,548	5,402,471
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,417,113)	(2,433,142)
Class B	(857,768)	(1,204,158)
Class C	(1,252,927)	(1,373,126)
Net realized gain on investments
Class A	(259,975)	(57,135)
Class B	(121,587)	(37,261)
Class C	(165,841)	(39,589)
Transactions in Shares of Beneficial Interest
Net decrease	(12,725,856)	(2,627,344)

Total decrease	(14,739,519)	(2,369,284)
Net Assets
Beginning of period	137,006,909	139,376,193

End of period (including distributions in excess of net investment income of $(119,904) and $(124,882), respectively)	$122,267,390	$137,006,909

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	101

Statement of Changes in Net Assets

	Minnesota
	Year Ended September 30, 2007	Year Ended September 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,638,421	$3,849,931
Net realized gain on investment transactions	109,122	178,373
Net change in unrealized appreciation/depreciation of investments	(1,546,923)	(113,622)

Net increase in net assets from operations	2,200,620	3,914,682
Dividends to Shareholders from
Net investment income
Class A	(2,861,003)	(2,885,957)
Class B	(289,271)	(411,238)
Class C	(488,482)	(557,346)
Transactions in Shares of Beneficial Interest
Net decrease	(2,156,615)	(3,427,560)

Total decrease	(3,594,751)	(3,367,419)
Net Assets
Beginning of period	97,383,931	100,751,350

End of period (including distributions in excess of net investment income of $(98,041) and $(100,545), respectively)	$93,789,180	$97,383,931

See notes to financial statements.

102	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	New Jersey
	Year Ended September 30, 2007	Year Ended September 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,157,969	$6,427,008
Net realized gain on investment transactions	786,793	1,142,297
Net change in unrealized appreciation/depreciation of investments	(3,499,208)	(727,965)

Net increase in net assets from operations	3,445,554	6,841,340
Dividends to Shareholders from
Net investment income
Class A	(3,710,850)	(3,396,985)
Class B	(1,267,491)	(1,796,564)
Class C	(1,167,676)	(1,239,006)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	4,248,623	(12,068,085)

Total increase (decrease)	1,548,160	(11,659,300)
Net Assets
Beginning of period	159,895,793	171,555,093

End of period (including distributions in excess of net investment income of $(162,334) and $(162,716), respectively)	$161,443,953	$159,895,793

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	103

Statement of Changes in Net Assets

	Ohio
	Year Ended September 30, 2007	Year Ended September 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,168,587	$6,774,706
Net realized gain on investment transactions	405,349	770,982
Net change in unrealized appreciation/depreciation of investments	(2,089,927)	(487,893)

Net increase in net assets from operations	4,484,009	7,057,795
Dividends to Shareholders from
Net investment income
Class A	(3,576,771)	(3,573,196)
Class B	(1,200,354)	(1,655,774)
Class C	(1,382,134)	(1,552,095)
Transactions in Shares of Beneficial Interest
Net decrease	(8,727,511)	(15,019,332)

Total decrease	(10,402,761)	(14,742,602)
Net Assets
Beginning of period	173,727,070	188,469,672

End of period (including distributions in excess of net investment income of $(133,534) and $(131,139), respectively)	$163,324,309	$173,727,070

See notes to financial statements.

104	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

	Pennsylvania
	Year Ended September 30, 2007	Year Ended September 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,348,311	$5,541,207
Net realized gain on investment transactions	159,957	273,378
Net change in unrealized appreciation/depreciation of investments	(2,145,660)	404,931

Net increase in net assets from operations	3,362,608	6,219,516
Dividends to Shareholders from
Net investment income
Class A	(3,357,673)	(3,169,657)
Class B	(912,588)	(1,239,222)
Class C	(1,055,053)	(1,136,126)
Transactions in Shares of Beneficial Interest
Net decrease	(1,717,829)	(6,680,062)

Total decrease	(3,680,535)	(6,005,551)
Net Assets
Beginning of period	148,931,007	154,936,558

End of period (including distributions in excess of net investment income of $(126,775) and $(126,580), respectively)	$145,250,472	$148,931,007

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	105

Statement of Changes in Net Assets

	Virginia
	Year Ended September 30, 2007	Year Ended September 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,055,270	$6,925,953
Net realized gain on investment transactions	1,088,302	13,758
Net change in unrealized appreciation/depreciation of investments	(3,747,643)	445,302

Net increase in net assets from operations	4,395,929	7,385,013
Dividends to Shareholders from
Net investment income
Class A	(4,710,573)	(4,266,428)
Class B	(1,086,563)	(1,519,323)
Class C	(1,233,258)	(1,143,354)
Transactions in Shares of Beneficial Interest
Net increase	601,903	15,931,078

Total increase (decrease)	(2,032,562)	16,386,986
Net Assets
Beginning of period	180,892,539	164,505,553

End of period (including undistributed net investment income of $138,511 and $138,028, respectively)	$178,859,977	$180,892,539

See notes to financial statements.

106	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2007

NOTE A

Significant Accounting Policies

AllianceBernstein Municipal Income Fund II (the “Fund”), which is a Massachusetts Business Trust, is registered under the Investment Company Act of 1940, as an open-end management investment company. The Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio and New Jersey Portfolio are each diversified Portfolios. Each of the other Portfolios is non-diversified. The Fund operates as a series company currently comprised of nine portfolios: Arizona Portfolio, Florida Portfolio, Massachusetts Portfolio, Michigan Portfolio, Minnesota Portfolio, New Jersey Portfolio, Ohio Portfolio, Pennsylvania Portfolio and Virginia Portfolio (the “Portfolios”). Each series is considered to be a separate entity for financial reporting and tax purposes. Each portfolio offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	107

Notes to Financial Statements

been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price; the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is each Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

108	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. As described more fully in the prospectus for the Portfolios, each Portfolio may buy and sell securities from other affiliated funds in accordance with the requirements of Rule 17a-7 of the Investment Company Act of 1940. Each Portfolio has adopted procedures to ensure that all such transactions are done in accordance with the requirements of Rule 17a-7. The Portfolios amortize premium and accrete original issue discount and market discount as adjustments to interest income.

The Portfolios follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Portfolios.

4. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Portfolios represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the average daily net assets of each Portfolio. Such fees are accrued daily and paid monthly.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	109

Notes to Financial Statements

The Adviser has voluntarily agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses on an annual basis as follows:

Portfolios	Class A	Class B	Class C
Arizona	0.78%	1.48%	1.48%
Florida	0.78%	1.48%	1.48%
Massachusetts	0.82%	1.52%	1.52%
Michigan	1.01%	1.71%	1.71%
Minnesota	0.90%	1.60%	1.60%
New Jersey	0.87%	1.57%	1.57%
Ohio	0.85%	1.55%	1.55%
Pennsylvania	0.95%	1.65%	1.65%
Virginia	0.72%	1.42%	1.42%

For the year ended September 30, 2007, the Adviser has voluntarily agreed to waive a portion of its advisory fees. The aggregate amounts of such fee waivers were as follows: Arizona Portfolio, $376,473; Florida Portfolio, $373,994; Massachusetts Portfolio, $332,360; Michigan Portfolio, $27,848; Minnesota Portfolio, $154,733; New Jersey Portfolio, $254,450; Ohio Portfolio, $262,870; Pennsylvania Portfolio, $122,171; and Virginia Portfolio, $388,268.

Pursuant to the advisory agreement, the Arizona, Florida, Massachusetts, New Jersey, Ohio and Pennsylvania Portfolios paid $87,500, $86,750, $90,500, $91,000, $83,250, and $87,000 respectively, to the Adviser representing the cost of certain legal and accounting services provided to these Portfolios by the Adviser for the year ended September 30, 2007. Additionally, the Adviser voluntarily agreed to waive all such fees for these services for the Michigan, Minnesota and Virginia Portfolios in the amount of $87,500 for each of these Portfolios.

Each Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement, for providing personnel and facilities to perform transfer agency services for each Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2007, such compensation retained by ABIS amounted to: Arizona Portfolio, $35,229; Florida Portfolio, $30,305; Massachusetts Portfolio, $31,833; Michigan Portfolio, $42,273; Minnesota Portfolio, $26,589; New Jersey Portfolio, $49,140; Ohio Portfolio, $42,650; Pennsylvania Portfolio, $45,369; and Virginia Portfolio, $35,835.

For the year ended September 30, 2007, each Portfolio’s expenses were reduced under an expense offset arrangement with ABIS, as follows: Arizona Portfolio, by $2,129; Florida Portfolio, by $2,010; Massachusetts Portfolio, by $2,955; Michigan Portfolio, by $4,043; Minnesota Portfolio, by $2,933; New Jersey Portfolio, by $5,437; Ohio Portfolio, by $3,366; Pennsylvania Portfolio, by $5,492; and Virginia Portfolio, by $3,186.

110	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for each Portfolio for the year ended September 30, 2007 as follows:

	Front End Sales Charges Class A	Contingent Deferred Sales Charges
Portfolio		Class A	Class B	Class C
Arizona	$21,584	$5,349	$9,548	$2,998
Florida	12,546	4,746	9,251	4,316
Massachusetts	10,131	5,216	10,795	8,341
Michigan	10,131	7,532	11,280	4,078
Minnesota	9,247	583	3,068	2,874
New Jersey	14,358	333	14,110	1,814
Ohio	8,423	6,116	6,987	1,376
Pennsylvania	12,040	595	8,100	1,000
Virginia	16,684	381	8,231	6,465

NOTE C

Distribution Services Agreement

Each Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of each Portfolio’s average daily net assets attributable to Class A shares and 1% of each Portfolio’s average daily net assets attributable to both Class B and Class C shares. Such fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
Arizona	$3,727,238	$1,448,637
Florida	3,999,963	2,873,404
Massachusetts	3,590,976	3,014,209
Michigan	3,314,542	3,751,619
Minnesota	2,699,911	2,369,630
New Jersey	5,479,860	3,068,564
Ohio	4,563,164	3,308,880
Pennsylvania	3,705,647	2,912,265
Virginia	3,759,441	2,320,165

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	111

Notes to Financial Statements

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees, payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) for the year ended September 30, 2007 were as follows:

Portfolio	Purchases	Sales
Arizona	$16,248,066	$20,552,636
Florida	43,388,996	71,763,009
Massachusetts	15,720,802	14,298,345
Michigan	2,297,070	17,357,412
Minnesota	674,199	8,141,870
New Jersey	9,172,189	10,808,706
Ohio	6,716,272	11,152,732
Pennsylvania	10,909,850	13,259,461
Virginia	29,750,998	26,189,451

There were no purchases or sales of U.S. government and government agency obligations during the period.

At September 30, 2007, the cost of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation of investments for each Portfolio were as follows (excluding swap contracts):

Portfolio	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Arizona	$196,968,880	$5,580,985	$843,059	$4,737,926
Florida	176,376,909	5,132,166	729,368	4,402,798
Massachusetts	128,098,907	4,568,254	465,098	4,103,156
Michigan	115,983,049	4,186,108	190,005	3,996,103
Minnesota	89,432,229	2,814,618	103,930	2,710,688
New Jersey	157,373,694	6,096,969	92,457	6,004,512
Ohio	155,834,744	5,454,208	264,609	5,189,599
Pennsylvania	138,075,505	5,472,778	313,634	5,159,144
Virginia	163,741,844	4,054,682	771,801	3,282,881

1. Swap Agreements

The Portfolios may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two

112	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolios accrue for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statements of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of investments.

The Portfolios may enter into credit default swaps. The Portfolios may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	113

Notes to Financial Statements

2. Financial Futures Contracts

The Portfolios may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolios bear the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of securities hedged or used to cover.

At the time the Portfolios enter into a futures contract, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risk may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each Portfolio were as follows:

	Shares		Amount
Arizona Portfolio	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2007	Year Ended September 30, 2006

Class A
Shares sold	2,766,270	3,812,913	$30,384,819	$41,789,746

Shares issued in reinvestment of dividends	280,820	298,106	3,089,209	3,271,392

Shares converted from Class B	782,156	234,967	8,579,497	2,582,561

Shares redeemed	(3,391,027)	(1,900,622)	(37,333,814)	(20,856,830)

Net increase	438,219	2,445,364	$4,719,711	$26,786,869

Class B
Shares sold	127,421	193,507	$1,399,763	$2,122,269

Shares issued in reinvestment of dividends	86,848	122,439	954,741	1,342,312

Shares converted to Class A	(783,487)	(235,327)	(8,579,497)	(2,582,561)

Shares redeemed	(829,571)	(1,097,963)	(9,127,821)	(12,005,729)

Net decrease	(1,398,789)	(1,017,344)	$(15,352,814)	$(11,123,709)

114	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	Shares		Amount
Arizona Portfolio	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2007	Year Ended September 30, 2006

Class C
Shares sold	444,707	551,969	$4,885,740	$6,044,324

Shares issued in reinvestment of dividends	39,335	59,236	432,055	649,141

Shares redeemed	(359,929)	(566,353)	(3,951,334)	(6,191,006)

Net increase	124,113	44,852	$1,366,461	$502,459

	Shares		Amount
Florida Portfolio	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2007	Year Ended September 30, 2006

Class A
Shares sold	2,154,467	2,976,910	$22,078,165	$30,460,070

Shares issued in reinvestment of dividends	226,727	350,468	2,316,613	3,584,428

Shares converted from Class B	627,086	506,116	6,400,734	5,173,470

Shares redeemed	(3,116,944)	(2,832,605)	(31,972,822)	(28,963,898)

Net increase (decrease)	(108,664)	1,000,889	$(1,177,310)	$10,254,070

Class B
Shares sold	93,518	193,103	$958,350	$1,977,737

Shares issued in reinvestment of dividends	43,978	111,772	450,211	1,143,612

Shares converted to Class A	(626,774)	(505,887)	(6,400,734)	(5,173,470)

Shares redeemed	(868,274)	(1,361,792)	(8,893,397)	(13,913,644)

Net decrease	(1,357,552)	(1,562,804)	$(13,885,570)	$(15,965,765)

Class C
Shares sold	261,437	540,218	2,682,018	$5,529,081

Shares issued in reinvestment of dividends	62,298	96,314	637,392	985,512

Shares redeemed	(803,729)	(737,749)	(8,229,097)	(7,537,628)

Net decrease	(479,994)	(101,217)	$(4,909,687)	$(1,023,035)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	115

Notes to Financial Statements

	Shares		Amount
Massachusetts Portfolio	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2007	Year Ended September 30, 2006

Class A
Shares sold	1,720,779	1,545,223	$18,695,450	$16,810,875

Shares issued in reinvestment of dividends	178,128	150,045	1,932,440	1,629,355

Shares converted from Class B	705,338	186,197	7,632,486	2,019,260

Shares redeemed	(1,496,587)	(950,867)	(16,244,603)	(10,314,160)

Net increase	1,107,658	930,598	$12,015,773	$10,145,330

Class B
Shares sold	60,339	194,913	$655,401	$2,114,973

Shares issued in reinvestment of dividends	73,458	113,372	796,396	1,229,113

Shares converted to Class A	(706,644)	(186,522)	(7,632,486)	(2,019,260)

Shares redeemed	(865,840)	(936,177)	(9,395,094)	(10,138,969)

Net decrease	(1,438,687)	(814,414)	$(15,575,783)	$(8,814,143)

Class C
Shares sold	276,302	845,015	$2,999,884	$9,161,295

Shares issued in reinvestment of dividends	75,619	92,443	819,486	1,002,006

Shares redeemed	(636,361)	(637,698)	(6,895,785)	(6,898,649)

Net increase (decrease)	(284,440)	299,760	$(3,076,415)	$3,264,652

	Shares		Amount
Michigan Portfolio	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2007	Year Ended September 30, 2006

Class A
Shares sold	887,203	1,640,644	$9,585,224	$17,742,353

Shares issued in reinvestment of dividends and distributions	162,907	183,274	1,750,933	1,980,782

Shares converted from Class B	466,181	146,144	5,013,420	1,580,451

Shares redeemed	(1,510,021)	(1,040,006)	(16,331,669)	(11,213,786)

Net increase	6,270	930,056	$17,908	$10,089,800

116	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	Shares		Amount
Michigan Portfolio	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2007	Year Ended September 30, 2006

Class B
Shares sold	91,982	146,209	$994,862	$1,577,811

Shares issued in reinvestment of dividends and distributions	67,000	90,368	724,001	975,048

Shares converted to Class A	(467,049)	(146,387)	(5,013,420)	(1,580,451)

Shares redeemed	(607,176)	(1,082,297)	(6,543,883)	(11,661,405)

Net decrease	(915,243)	(992,107)	$(9,838,440)	$(10,688,997)

Class C
Shares sold	363,422	413,350	$3,922,697	$4,460,531

Shares issued in reinvestment of dividends and distributions	99,515	106,400	1,074,912	1,148,273

Shares redeemed	(731,779)	(708,791)	(7,902,933)	(7,636,951)

Net decrease	(268,842)	(189,041)	$(2,905,324)	$(2,028,147)

	Shares		Amount
Minnesota Portfolio	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2007	Year Ended September 30, 2006

Class A
Shares sold	1,193,213	1,026,728	$12,051,009	$10,384,436

Shares issued in reinvestment of dividends	129,201	146,849	1,306,955	1,486,649

Shares converted from Class B	223,159	91,735	2,255,830	930,243

Shares redeemed	(1,215,922)	(1,076,264)	(12,305,707)	(10,873,082)

Net increase	329,651	189,048	$3,308,087	$1,928,246

Class B
Shares sold	17,933	27,475	$181,240	$271,900

Shares issued in reinvestment of dividends	17,320	27,937	175,322	282,790

Shares converted to Class A	(223,174)	(91,749)	(2,255,830)	(930,243)

Shares redeemed	(194,869)	(342,173)	(1,972,334)	(3,459,151)

Net decrease	(382,790)	(378,510)	$(3,871,602)	$(3,834,704)

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	117

Notes to Financial Statements

	Shares		Amount
Minnesota Portfolio	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2007	Year Ended September 30, 2006

Class C
Shares sold	162,887	243,427	$1,647,191	$2,465,544

Shares issued in reinvestment of dividends	34,732	42,970	351,815	435,381

Shares redeemed	(354,709)	(436,628)	(3,592,106)	(4,422,027)

Net decrease	(157,090)	(150,231)	$(1,593,100)	$(1,521,102)

	Shares		Amount
New Jersey Portfolio	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2007	Year Ended September 30, 2006

Class A
Shares sold	2,528,204	1,437,584	$24,841,959	$14,103,550

Shares issued in reinvestment of dividends	174,632	221,462	1,717,554	2,177,303

Shares converted from Class B	1,114,062	449,383	10,956,461	4,418,293

Shares redeemed	(1,820,739)	(1,576,537)	(17,929,193)	(15,490,295)

Net increase	1,996,159	531,892	$19,586,781	$5,208,851

Class B
Shares sold	230,788	229,392	$2,282,546	$2,257,148

Shares issued in reinvestment of dividends	83,423	149,007	822,563	1,465,862

Shares converted to Class A	(1,113,786)	(449,255)	(10,956,461)	(4,418,293)

Shares redeemed	(712,564)	(1,552,323)	(7,036,793)	(15,256,345)

Net decrease	(1,512,139)	(1,623,179)	$(14,888,145)	$(15,951,628)

Class C
Shares sold	414,891	406,393	$4,088,672	$3,995,670

Shares issued in reinvestment of dividends	75,244	92,196	741,324	909,188

Shares redeemed	(533,730)	(634,079)	(5,280,009)	(6,230,166)

Net decrease	(43,595)	(135,490)	$(450,013)	$(1,325,308)

118	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	Shares		Amount
Ohio Portfolio	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2007	Year Ended September 30, 2006

Class A
Shares sold	1,399,191	1,246,323	$14,137,483	$12,560,794

Shares issued in reinvestment of dividends	214,063	267,765	2,163,056	2,693,831

Shares converted from Class B	620,790	359,115	6,257,275	3,615,913

Shares redeemed	(1,561,050)	(1,682,953)	(15,764,681)	(16,910,019)

Net increase	672,994	190,250	$6,793,133	$1,960,519

Class B
Shares sold	150,177	160,497	$1,521,552	$1,614,314

Shares issued in reinvestment of dividends	84,421	125,529	853,153	1,261,972

Shares converted to Class A	(621,313)	(359,374)	(6,257,274)	(3,615,913)

Shares redeemed	(801,933)	(1,251,239)	(8,119,896)	(12,566,978)

Net decrease	(1,188,648)	(1,324,587)	$(12,002,465)	$(13,306,605)

Class C
Shares sold	347,876	375,360	$3,517,661	$3,775,137

Shares issued in reinvestment of dividends	91,537	113,660	925,052	1,143,033

Shares redeemed	(787,261)	(854,251)	(7,960,892)	(8,591,416)

Net decrease	(347,848)	(365,231)	$(3,518,179)	$(3,673,246)

	Shares		Amount
Pennsylvania Portfolio	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2007	Year Ended September 30, 2006

Class A
Shares sold	1,156,884	859,609	$12,172,306	$8,998,699

Shares issued in reinvestment of dividends	178,266	233,653	1,872,837	2,445,046

Shares converted from Class B	787,273	321,265	8,251,502	3,363,475

Shares redeemed	(921,004)	(1,198,167)	(9,680,328)	(12,522,458)

Net increase	1,201,419	216,360	$12,616,317	$2,284,762

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	119

Notes to Financial Statements

	Shares		Amount
Pennsylvania Portfolio	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2007	Year Ended September 30, 2006

Class B
Shares sold	119,545	118,943	$1,256,533	$1,244,478

Shares issued in reinvestment of dividends	48,295	97,721	507,960	1,022,909

Shares converted to Class A	(787,067)	(321,167)	(8,251,502)	(3,363,475)

Shares redeemed	(498,704)	(700,464)	(5,247,064)	(7,327,059)

Net decrease	(1,117,931)	(804,967)	$(11,734,073)	$(8,423,147)

Class C
Shares sold	193,933	324,629	$2,041,982	$3,398,081

Shares issued in reinvestment of dividends	64,650	79,133	679,552	828,250

Shares redeemed	(506,022)	(455,281)	(5,321,607)	(4,768,008)

Net decrease	(247,439)	(51,519)	$(2,600,073)	$(541,677)

	Shares		Amount
Virginia Portfolio	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2007	Year Ended September 30, 2006

Class A
Shares sold	1,707,960	2,697,272	$18,376,267	$29,061,573

Shares issued in reinvestment of dividends	223,873	293,204	2,404,271	3,160,065

Shares converted from Class B	885,555	425,979	9,502,541	4,588,717

Shares redeemed	(1,683,978)	(1,522,250)	(18,111,444)	(16,385,521)

Net increase	1,133,410	1,894,205	$12,171,635	$20,424,834

Class B
Shares sold	112,869	169,150	$1,206,823	$1,818,350

Shares issued in reinvestment of dividends	63,323	117,556	679,913	1,265,032

Shares converted to Class A	(887,073)	(426,683)	(9,502,541)	(4,588,717)

Shares redeemed	(506,226)	(746,049)	(5,440,306)	(8,022,307)

Net decrease	(1,217,107)	(886,026)	$(13,056,111)	$(9,527,642)

120	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	Shares		Amount
Virginia Portfolio	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2007	Year Ended September 30, 2006

Class C
Shares sold	467,527	773,375	$5,013,282	$8,313,101

Shares issued in reinvestment of dividends	71,574	91,728	766,840	986,085

Shares redeemed	(400,643)	(396,742)	(4,293,743)	(4,265,300)

Net increase	138,458	468,361	$1,486,379	$5,033,886

NOTE F

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended September 30, 2007.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	121

Notes to Financial Statements

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 were as follows:

	2007	2006
Arizona Portfolio
Distributions paid from:
Tax-exempt income	$7,948,817	$7,890,473
Ordinary income	—	7,507

Total distributions paid	$7,948,817	$7,897,980

As of September 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income	$41,139
Accumulated capital and other losses	(720,546	)(a)
Unrealized appreciation/(depreciation)	4,832,357	(b)

Total accumulated earnings/(deficit)	$4,152,950	(c)

(a)

On September 30, 2007, the Portfolio had a net capital loss carryforward for federal income tax purposes of $720,546 of which $249,413 expires in the year 2008, $383,250 expires in the year 2010 and $87,883 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2007, the Portfolio utilized capital loss carryforwards of $136,000.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the taxtreatment of swaps and net operating loss resulted in a net increase in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

122	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	2007	2006
Florida Portfolio
Distributions paid from:
Tax-exempt income	$8,438,142	$9,306,646
Ordinary income	—	23,265

Total distributions paid	$8,438,142	$9,329,911

As of September 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income	$3,032
Accumulated capital and other losses	(5,996,024	)(a)
Unrealized appreciation/(depreciation)	4,696,065	(b)

Total accumulated earnings/(deficit)	$(1,296,927	)(c)

(a)

On September 30, 2007, the Portfolio had a net capital loss carryforward for federal income tax purposes of $5,996,024 of which $2,516,119 expires in the year 2008, $3,475,986 expires in the year 2009 and $3,919 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2007, the Portfolio utilized capital loss carryforwards of $1,736,945.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of Swaps and a net operating loss resulted in a net increase in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	123

Notes to Financial Statements

	2007	2006
Massachusetts Portfolio
Distributions paid from:
Tax-exempt income	$5,197,763	$5,201,319
Ordinary income	5,490	6,193

Total distributions paid	$5,203,253	$5,207,512

As of September 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income	$319
Accumulated capital and other losses	(8,794,249	)(a)
Unrealized appreciation/(depreciation)	4,408,287	(b)

Total accumulated earnings/(deficit)	$(4,385,643	)(c)

(a)

On September 30, 2007, the Portfolio had a net capital loss carryforward for federal income tax purposes of $8,794,249 of which $5,015,921 expires in the year 2008, $1,585,051 expires in the year 2009 and $2,193,277 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2007, the Portfolio utilized capital loss carryforwards of $675,039.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of Swaps and a net operating loss resulted in a net increase in distributions in excess of net investment income, and a corresponding net decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

124	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	2007	2006
Michigan Portfolio
Distributions paid from:
Tax-exempt income	$4,495,268	$4,978,179
Ordinary income	21,710	13,541
Long term capital gains	558,233	152,691

Total distributions paid	$5,075,211	$5,144,411

As of September 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Ordinary Income	$89,273
Long term capital gains	120,415
Unrealized appreciation/(depreciation)	4,283,461	(a)

Total accumulated earnings/(deficit)	$4,493,149	(b)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between the book and tax treatment of swap income.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of Swaps and a dividend reclassification resulted in a net decrease in distributions in excess of net investment income, and a corresponding net decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	125

Notes to Financial Statements

	2007	2006
Minnesota Portfolio
Distributions paid from:
Tax-exempt income	$3,624,953	$3,831,101
Ordinary income	13,803	23,440

Total distributions paid	$3,638,756	$3,854,541

As of September 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,577,792	)(a)
Unrealized appreciation/(depreciation)	2,862,455	(b)

Total accumulated earnings/(deficit)	$1,284,663	(c)

(a)

On September 30, 2007, the Portfolio had a net capital loss carryforward for federal income tax purposes of $1,577,792 of which $771,675 expires in the year 2008, $160,146 expires in the year 2009, $46,432 expires in the year 2010, $179,795 expires in the year 2011, $142,635 expires in the year 2012 and $277,109 expires in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2007, the Portfolio utilized capital loss carryforwards of $107,592.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, and the difference between the book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of Swaps and a taxable overdistribution resulted in a net decrease in distributions in excess of net investment income, and a corresponding net increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

126	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	2007	2006
New Jersey Portfolio
Distributions paid from:
Tax-exempt income	$6,146,017	$6,402,977
Ordinary income	—	29,578

Total distributions paid	$6,146,017	$6,432,555

As of September 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax-Exempt Income	$7,889
Accumulated capital and other losses	(12,732,061)	(a)
Unrealized appreciation/(depreciation)	6,180,783	(b)

Total accumulated earnings/(deficit)	$(6,543,389	)(c)

(a)

On September 30, 2007, the Portfolio had a net capital loss carryforward for federal income tax purposes of $12,732,061 of which $984,036 expires in the year 2008, $1,077,263 expires in the year 2009, $4,688,584 expires in the year 2010, $5,617,272 expires in the year 2011 and $364,906 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2007, the Portfolio utilized capital loss carryforwards of $689,124.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable

During the current fiscal year, permanent differences primarily due to the tax treatment of Swaps and a net operating loss resulted in a net increase in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions, and a net decrease in additional paid in capital. This reclassification had no effect on net assets.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	127

Notes to Financial Statements

	2007	2006
Ohio Portfolio
Distributions paid from:
Tax-exempt income	$6,150,596	$6,727,534
Ordinary income	8,663	53,531

Total distributions paid	$6,159,259	$6,781,065

As of September 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax exempt income	$29,782
Accumulated capital and other losses	(6,179,044)	(a)
Unrealized appreciation/(depreciation)	5,379,534	(b)

Total accumulated earnings/(deficit)	$(769,728	)(c)

(a)

On September 30, 2007, the Portfolio had a net capital loss carryforward for federal income tax purposes of $6,179,044 of which $882,226 expires in the year 2008, $1,639,021 expires in the year 2009, $3,620,192 expires in the year 2011 and $37,605 expires in the year 2012. To the extent future capital gains are offset by capital loss carry-forwards, such gains will not be distributed. During the fiscal year ended September 30, 2007 the Portfolio utilized capital loss carryforwards of $417,072.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the difference between book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of Swaps resulted in a net increase in distributions in excess of net investment income, and a corresponding net decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

128	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

	2007	2006
Pennsylvania Portfolio
Distributions paid from:
Tax-exempt income	$5,317,153	$5,491,025
Ordinary income	8,161	53,980

Total distributions paid	$5,325,314	$5,545,005

As of September 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Tax Exempt Income	$16,119
Accumulated capital and other losses	(2,012,781)	(a)
Unrealized appreciation/(depreciation)	5,225,297	(b)

Total accumulated earnings/(deficit)	$3,228,635	(c)

(a)

On September 30, 2007, the Portfolio had a net capital loss carryforward for federal income tax purposes of $2,012,781 of which $1,292,249 expires in the year 2008, $274,791 expires in the year 2010 and $445,741 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2007, the Portfolio utilized capital loss carry-forwards of $183,149.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of Swaps resulted in a net increase in distributions in excess of net investment income, and a corresponding net decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	129

Notes to Financial Statements

	2007	2006
Virginia Portfolio
Distributions paid from:
Tax-exempt income	$7,022,505	$6,880,113
Ordinary income	7,889	48,992

Total distributions paid	$7,030,394	$6,929,105

As of September 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$326,337
Accumulated capital and other losses	(1,539,541	)(a)
Unrealized appreciation/(depreciation)	3,411,022	(b)

Total accumulated earnings/(deficit)	$2,197,818	(c)

(a)

On September 30, 2007, the Portfolio had a net capital loss carryforward for federal income tax purposes of $1,539,541 of which, $714,217 expires in the year 2009, $793,446 expires in the year 2010 and $31,878 expires in the year 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2007, the portfolio utilized capital loss carry-forwards of $1,085,836.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax treatment of swap income.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of Swaps resulted in a net decrease in undistributed net investment income, and a corresponding net decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE H

Risks Involved in Investing in the Fund

Credit Risk — The Portfolios of the AllianceBernstein Municipal Income Fund II are State Portfolios that may invest a large portion of their assets in a particular state’s municipal securities and their various political subdivisions, and the performance of each of these Portfolios may be closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss thereunder to be remote.

130	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”)

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	131

Notes to Financial Statements

Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

132	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Arizona Portfolio
	Class A
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 11.07	$ 11.06		$ 10.95	$ 10.76	$ 11.02

Income From Investment Operations
Net investment income(b)(c)	.44	.45		.47	.51	.51
Net realized and unrealized gain (loss) on investment transactions	(.14)	.01		.11	.19	(.26)

Net increase in net asset value from operations	.30	.46		.58	.70	.25

Less: Dividends
Dividends from net investment income	(.44)	(.45)		(.47)	(.51)	(.51)

Net asset value, end of period	$ 10.93	$ 11.07		$ 11.06	$ 10.95	$ 10.76

Total Return
Total investment return based on net asset value(d)	2.78%	4.28%		5.36%	6.64%	2.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$141,882	$138,880		$111,704	$88,701	$101,040
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.78%	.78	%(e)	.78%	.78%	.78%
Expenses, before waivers/ reimbursements	.96%	.95	%(e)	.97%	1.13%	1.11%
Net investment income, net of waivers/reimbursements	4.03%	4.11	%(e)	4.22%	4.69%	4.72%
Portfolio turnover rate	8%	20%		25%	28%	28%

See footnote summary on page 160.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	133

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Arizona Portfolio
	Class B
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 11.05	$ 11.04		$ 10.94	$ 10.74	$ 11.00

Income From Investment Operations
Net investment income(b)(c)	.37	.38		.39	.43	.43
Net realized and unrealized gain (loss) on investment transactions	(.15)	– 0	–	.10	.20	(.26)

Net increase in net asset value from operations	.22	.38		.49	.63	.17

Less: Dividends
Dividends from net investment income	(.36)	(.37)		(.39)	(.43)	(.43)

Net asset value, end of period	$ 10.91	$ 11.05		$ 11.04	$ 10.94	$ 10.74

Total Return
Total investment return based on net asset value(d)	2.07%	3.56%		4.56%	5.98%	1.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,136	$52,070		$63,255	$76,951	$89,938
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.48%	1.48	%(e)	1.48%	1.48%	1.48%
Expenses, before waivers/ reimbursements	1.67%	1.66	%(e)	1.68%	1.84%	1.82%
Net investment income, net of waivers/ reimbursements	3.33%	3.42	%(e)	3.54%	4.00%	4.03%
Portfolio turnover rate	8%	20%		25%	28%	28%

See footnote summary on page 160.

134	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Arizona Portfolio
	Class C
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 11.05	$ 11.04		$ 10.94	$ 10.74	$ 11.00

Income From Investment Operations
Net investment income(b)(c)	.37	.37		.39	.43	.43
Net realized and unrealized gain (loss) on investment transactions	(.14)	.01		.10	.20	(.26)

Net increase in net asset value from operations	.23	.38		.49	.63	.17

Less: Dividends
Dividends from net investment income	(.37)	(.37)		(.39)	(.43)	(.43)

Net asset value, end of period	$ 10.91	$ 11.05		$ 11.04	$ 10.94	$ 10.74

Total Return
Total investment return based on net asset value(d)	2.07%	3.56%		4.56%	5.98%	1.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,474	$25,445		$24,926	$20,305	$25,110
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.48%	1.48	%(e)	1.48%	1.48%	1.48%
Expenses, before waivers/ reimbursements	1.66%	1.65	%(e)	1.67%	1.84%	1.82%
Net investment income, net of waivers/ reimbursements	3.34%	3.42	%(e)	3.53%	4.00%	4.03%
Portfolio turnover rate	8%	20%		25%	28%	28%

See footnote summary on page 160.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	135

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Florida Portfolio
	Class A
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 10.32	$ 10.28		$ 10.25	$ 10.17	$ 10.34

Income From Investment Operations
Net investment income(b)(c)	.45	.46		.47	.49	.49
Net realized and unrealized gain (loss) on investment transactions	(.17)	.04		.03	.08	(.13)

Net increase in net asset value from operations	.28	.50		.50	.57	.36

Less: Dividends
Dividends from net investment income	(.45)	(.46)		(.47)	(.49)	(.53)

Net asset value, end of period	$ 10.15	$ 10.32		$ 10.28	$ 10.25	$ 10.17

Total Return
Total investment return based on net asset value(d)	2.80%	5.00%		5.01%	5.78%	3.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$134,989	$138,307		$127,541	$101,529	$109,543
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	.78%	.78	%(e)	.78%	.78%	.78%
Expenses, before waivers/ reimbursements	.96%	.98	%(e)	1.08%	1.12%	1.11%
Expenses, before waivers/ reimbursements excluding interest expense	.96%	.94	%(e)	.98%	1.11%	1.11%
Net investment income, net of waivers/ reimbursements	4.43%	4.51	%(e)	4.60%	4.83%	4.80%
Portfolio turnover rate	23%	27%		23%	22%	30%

See footnote summary on page 160.

136	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Florida Portfolio
	Class B
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 10.32	$ 10.29		$ 10.26	$ 10.18	$ 10.35

Income From Investment Operations
Net investment income(b)(c)	.38	.39		.40	.42	.42
Net realized and unrealized gain (loss) on investment transactions	(.16)	.03		.03	.08	(.14)

Net increase in net asset value from operations	.22	.42		.43	.50	.28

Less: Dividends
Dividends from net investment income	(.38)	(.39)		(.40)	(.42)	(.45)

Net asset value, end of period	$ 10.16	$ 10.32		$ 10.29	$ 10.26	$ 10.18

Total Return
Total investment return based on net asset value(d)	2.18%	4.17%		4.29%	4.96%	2.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,646	$38,045		$53,996	$79,266	$104,874
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.48%	1.48	%(e)	1.48%	1.48%	1.48%
Expenses, before waivers/ reimbursements	1.68%	1.69	%(e)	1.78%	1.83%	1.81%
Expenses, before waivers/ reimbursements excluding interest expense	1.68%	1.65	%(e)	1.68%	1.82%	1.81%
Net investment income, net of waivers/ reimbursements	3.73%	3.80	%(e)	3.91%	4.12%	4.09%
Portfolio turnover rate	23%	27%		23%	22%	30%

See footnote summary on page 160.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	137

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Florida Portfolio
	Class C
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 10.32	$ 10.29		$ 10.25	$ 10.18	$ 10.35

Income From Investment Operations
Net investment income(b)(c)	.38	.39		.40	.42	.42
Net realized and unrealized gain (loss) on investment transactions	(.16)	.03		.04	.07	(.14)

Net increase in net asset value from operations	.22	.42		.44	.49	.28

Less: Dividends
Dividends from net investment income	(.38)	(.39)		(.40)	(.42)	(.45)

Net asset value, end of period	$ 10.16	$ 10.32		$ 10.29	$ 10.25	$ 10.18

Total Return
Total investment return based on net asset value(d)	2.18%	4.17%		4.38%	4.96%	2.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,540	$39,042		$39,950	$39,170	$46,929
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.48%	1.48	%(e)	1.48%	1.48%	1.48%
Expenses, before waivers/ reimbursements	1.67%	1.68	%(e)	1.78%	1.83%	1.81%
Expenses, before waivers/ reimbursements excluding interest expense	1.67%	1.64	%(e)	1.68%	1.82%	1.81%
Net investment income, net of waivers/ reimbursements	3.73%	3.80	%(e)	3.90%	4.13%	4.09%
Portfolio turnover rate	23%	27%		23%	22%	30%

See footnote summary on page 160.

138	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Massachusetts Portfolio
	Class A
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 10.94	$ 10.96		$ 10.92	$ 10.79	$ 11.06

Income From Investment Operations
Net investment income(b)(c)	.44	.45		.47	.51	.51
Net realized and unrealized gain (loss) on investment transactions	(.13)	(.02)		.05	.13	(.26)

Net increase in net asset value from operations	.31	.43		.52	.64	.25

Less: Dividends
Dividends from net investment income	(.44)	(.45)		(.48)	(.51)	(.52)

Net asset value, end of period	$ 10.81	$ 10.94		$ 10.96	$ 10.92	$ 10.79

Total Return
Total investment return based on net asset value(d)	2.92%	4.06%		4.80%	6.13%	2.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$74,341	$63,120		$53,035	$39,749	$46,342
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	.82%	.82	%(e)	.82%	.82%	.82%
Expenses, before waivers/ reimbursements	1.06%	1.09	%(e)	1.17%	1.25%	1.17%
Expenses, before waivers/ reimbursements excluding interest expense	1.06%	1.03	%(e)	1.03%	1.20%	1.17%
Net investment income, net of waivers/reimbursements	4.08%	4.18	%(e)	4.29%	4.73%	4.71%
Portfolio turnover rate	11%	25%		25%	26%	28%

See footnote summary on page 160.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	139

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Massachusetts Portfolio
	Class B
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 10.92	$ 10.94		$ 10.91	$ 10.77	$ 11.03

Income From Investment Operations
Net investment income(b)(c)	.37	.38		.40	.44	.44
Net realized and unrealized gain (loss) on investment transactions	(.13)	(.02)		.03	.14	(.25)

Net increase in net asset value from operations	.24	.36		.43	.58	.19

Less: Dividends
Dividends from net investment income	(.37)	(.38)		(.40)	(.44)	(.45)

Net asset value, end of period	$ 10.79	$ 10.92		$ 10.94	$ 10.91	$ 10.77

Total Return
Total investment return based on net asset value(d)	2.21%	3.35%		4.00%	5.38%	1.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,209	$41,221		$50,203	$63,430	$73,979
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.52%	1.52	%(e)	1.52%	1.52%	1.52%
Expenses, before waivers/ reimbursements	1.77%	1.81	%(e)	1.88%	1.96%	1.89%
Expenses, before waivers/ reimbursements excluding interest expense	1.77%	1.75	%(e)	1.74%	1.91%	1.89%
Net investment income, net of waivers/reimbursements	3.38%	3.49	%(e)	3.61%	4.04%	4.02%
Portfolio turnover rate	11%	25%		25%	26%	28%

See footnote summary on page 160.

140	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Massachusetts Portfolio
	Class C
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 10.92	$ 10.94		$ 10.91	$ 10.77	$ 11.03

Income From Investment Operations
Net investment income(b)(c)	.37	.38		.40	.44	.44
Net realized and unrealized gain (loss) on investment transactions	(.13)	(.02)		.03	.14	(.25)

Net increase in net asset value from operations	.24	.36		.43	.58	.19

Less: Dividends
Dividends from net investment income	(.37)	(.38)		(.40)	(.44)	(.45)

Net asset value, end of period	$ 10.79	$ 10.92		$ 10.94	$ 10.91	$ 10.77

Total Return
Total investment return based on net asset value(d)	2.22%	3.35%		3.99%	5.38%	1.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$34,479	$38,001		$34,789	$35,598	$46,542
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.52%	1.52	%(e)	1.52%	1.52%	1.52%
Expenses, before waivers/ reimbursements	1.76%	1.80	%(e)	1.88%	1.95%	1.88%
Expenses, before waivers/ reimbursements excluding interest expense	1.76%	1.74	%(e)	1.74%	1.90%	1.88%
Net investment income, net of waivers/reimbursements	3.39%	3.49	%(e)	3.61%	4.04%	4.02%
Portfolio turnover rate	11%	25%		25%	26%	28%

See footnote summary on page 160.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	141

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Michigan Portfolio
Class A
Year Ended September 30,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 10.91	$ 10.88	$ 10.79	$ 10.69	$ 10.91

Income From Investment Operations
Net investment income(b)(c)	.42	.43	.46	.48	.47
Net realized and unrealized gain (loss) on investment transactions	(.12)	.03	.09	.11	(.17)

Net increase in net asset value from operations	.30	.46	.55	.59	.30

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.42)	(.46)	(.49)	(.52)
Distributions from net realized gain on investments	(.05)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.47)	(.43)	(.46)	(.49)	(.52)

Net asset value, end of period	$ 10.74	$ 10.91	$ 10.88	$ 10.79	$ 10.69

Total Return
Total investment return based on net asset value(d)	2.75%	4.38%	5.16%	5.65%	2.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,989	$64,920	$54,635	$45,362	$53,022
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.01%	.98	%(e)	.99%	1.01%	1.01%
Expenses, before waivers/ reimbursements	1.10%	1.04	%(e)	1.05%	1.20%	1.20%
Net investment income, net of waivers/reimbursements	3.87%	3.92	%(e)	4.19%	4.51%	4.38%
Portfolio turnover rate	2%	17%	18%	18%	46%

See footnote summary on page 160.

142	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Michigan Portfolio
Class B
Year Ended September 30,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 10.89	$ 10.86	$ 10.77	$ 10.67	$ 10.89

Income From Investment Operations
Net investment income(b)(c)	.34	.35	.38	.41	.40
Net realized and unrealized gain (loss) on investment transactions	(.12)	.04	.10	.10	(.18)

Net increase in net asset value from operations	.22	.39	.48	.51	.22

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.35)	(.39)	(.41)	(.44)
Distributions from net realized gain on investments	(.05)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.39)	(.36)	(.39)	(.41)	(.44)

Net asset value, end of period	$ 10.72	$ 10.89	$ 10.86	$ 10.77	$ 10.67

Total Return
Total investment return based on net asset value(d)	2.04%	3.66%	4.47%	4.91%	1.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$20,524	$30,813	$41,516	$47,605	$58,034
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.71%	1.69	%(e)	1.70%	1.71%	1.71%
Expenses, before waivers/ reimbursements	1.81%	1.75	%(e)	1.76%	1.91%	1.92%
Net investment income, net of waivers/reimbursements	3.17%	3.23	%(e)	3.50%	3.81%	3.69%
Portfolio turnover rate	2%	17%	18%	18%	46%

See footnote summary on page 160.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	143

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Michigan Portfolio
Class C
Year Ended September 30,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 10.89	$ 10.87	$ 10.77	$ 10.67	$ 10.89

Income From Investment Operations
Net investment income(b)(c)	.34	.35	.38	.41	.40
Net realized and unrealized gain (loss) on investment transactions	(.11)	.03	.10	.10	(.18)

Net increase in net asset value from operations	.23	.38	.48	.51	.22

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.35)	(.38)	(.41)	(.44)
Distributions from net realized gain on investments	(.05)	(.01)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.39)	(.36)	(.38)	(.41)	(.44)

Net asset value, end of period	$ 10.73	$ 10.89	$ 10.87	$ 10.77	$ 10.67

Total Return
Total investment return based on net asset value(d)	2.13%	3.56%	4.54%	4.91%	1.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,755	$41,274	$43,225	$43,382	$54,996
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.71%	1.68	%(e)	1.70%	1.71%	1.71%
Expenses, before waivers/ reimbursements	1.81%	1.74	%(e)	1.75%	1.90%	1.90%
Net investment income, net of waivers/reimbursements	3.17%	3.23	%(e)	3.50%	3.82%	3.69%
Portfolio turnover rate	2%	17%	18%	18%	46%

See footnote summary on page 160.

144	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Minnesota Portfolio
	Class A
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 10.20	$ 10.19		$ 10.14	$ 10.15	$ 10.31

Income From Investment Operations
Net investment income(b)(c)	.41	.42		.42	.44	.45
Net realized and unrealized gain (loss) on investment transactions	(.15)	.01		.05	(.01)	(.15)

Net increase in net asset value from operations	.26	.43		.47	.43	.30

Less: Dividends
Dividends from net investment income	(.41)	(.42)		(.42)	(.44)	(.46)

Net asset value, end of period	$ 10.05	$ 10.20		$ 10.19	$ 10.14	$ 10.15

Total Return
Total investment return based on net asset value(d)	2.58%	4.29%		4.72%	4.41%	3.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,400	$71,172		$69,174	$64,847	$67,521
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	.90%	.90	%(e)	.90%	.90%	.90%
Expenses, before waivers/ reimbursements	1.16%	1.17	%(e)	1.26%	1.32%	1.22%
Expenses, before waivers/ reimbursements excluding interest expense	1.16%	1.10	%(e)	1.13%	1.28%	1.20%
Net investment income, net of waivers/reimbursements	4.03%	4.10	%(e)	4.12%	4.36%	4.42%
Portfolio turnover rate	1%	13%		14%	19%	32%

See footnote summary on page 160.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	145

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Minnesota Portfolio
	Class B
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 10.20	$ 10.19		$ 10.14	$ 10.15	$ 10.31

Income From Investment Operations
Net investment income(b)(c)	.34	.34		.35	.37	.38
Net realized and unrealized gain (loss) on investment transactions	(.15)	.01		.05	(.01)	(.15)

Net increase in net asset value from operations	.19	.35		.40	.36	.23

Less: Dividends
Dividends from net investment income	(.34)	(.34)		(.35)	(.37)	(.39)

Net asset value, end of period	$ 10.05	$ 10.20		$ 10.19	$ 10.14	$ 10.15

Total Return
Total investment return based on net asset value(d)	1.86%	3.56%		3.99%	3.68%	2.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,571	$10,577		$14,424	$16,976	$24,366
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.60%	1.60	%(e)	1.60%	1.60%	1.60%
Expenses, before waivers/ reimbursements	1.87%	1.88	%(e)	1.97%	2.04%	1.93%
Expenses, before waivers/ reimbursements excluding interest expense	1.87%	1.81	%(e)	1.84%	2.00%	1.91%
Net investment income, net of waivers/reimbursements	3.33%	3.41	%(e)	3.43%	3.65%	3.72%
Portfolio turnover rate	1%	13%		14%	19%	32%

See footnote summary on page 160.

146	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Minnesota Portfolio
	Class C
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 10.21	$ 10.20		$ 10.15	$ 10.16	$ 10.32

Income From Investment Operations
Net investment income(b)(c)	.34	.34		.35	.37	.38
Net realized and unrealized gain (loss) on investment transactions	(.15)	.01		.05	(.01)	(.15)

Net increase in net asset value from operations	.19	.35		.40	.36	.23

Less: Dividends
Dividends from net investment income	(.34)	(.34)		(.35)	(.37)	(.39)

Net asset value, end of period	$ 10.06	$ 10.21		$ 10.20	$ 10.15	$ 10.16

Total Return
Total investment return based on net asset value(d)	1.86%	3.55%		3.98%	3.68%	2.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,818	$15,635		$17,153	$16,402	$19,248
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.60%	1.60	%(e)	1.60%	1.60%	1.60%
Expenses, before waivers/ reimbursements	1.86%	1.87	%(e)	1.96%	2.03%	1.92%
Expenses, before waivers/ reimbursements excluding interest expense	1.86%	1.80	%(e)	1.83%	1.99%	1.90%
Net investment income, net of waivers/reimbursements	3.33%	3.40	%(e)	3.42%	3.65%	3.70%
Portfolio turnover rate	1%	13%		14%	19%	32%

See footnote summary on page 160.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	147

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New Jersey Portfolio
	Class A
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 9.93	$ 9.90		$ 9.84	$ 9.80	$ 10.03

Income From Investment Operations
Net investment income(b)(c)	.42	.42		.42	.45	.45
Net realized and unrealized gain (loss) on investment transactions	(.17)	.03		.07	.04	(.22)

Net increase in net asset value from operations	.25	.45		.49	.49	.23

Less: Dividends
Dividends from net investment income	(.42)	(.42)		(.43)	(.45)	(.46)

Net asset value, end of period	$ 9.76	$ 9.93		$ 9.90	$ 9.84	$ 9.80

Total Return
Total investment return based on net asset value(d)	2.52%	4.65%		5.03%	5.05%	2.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$101,138	$83,088		$77,570	$76,164	$81,632
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	.87%	.87	%(e)	.87%	.87%	.87%
Expenses, before waivers/ reimbursements	1.10%	1.15	%(e)	1.16%	1.23%	1.16%
Expenses, before waivers/ reimbursements excluding interest expense	1.03%	1.01	%(e)	1.02%	1.17%	1.14%
Net investment income, net of waivers/reimbursements	4.23%	4.25	%(e)	4.26%	4.60%	4.53%
Portfolio turnover rate	6%	6%		38%	15%	45%

See footnote summary on page 160.

148	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New Jersey Portfolio
	Class B
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 9.93	$ 9.90		$ 9.84	$ 9.80	$ 10.04

Income From Investment Operations
Net investment income(b)(c)	.35	.35		.35	.38	.38
Net realized and unrealized gain (loss) on investment transactions	(.17)	.03		.07	.04	(.23)

Net increase in net asset value from operations	.18	.38		.42	.42	.15

Less: Dividends
Dividends from net investment income	(.35)	(.35)		(.36)	(.38)	(.39)

Net asset value, end of period	$ 9.76	$ 9.93		$ 9.90	$ 9.84	$ 9.80

Total Return
Total investment return based on net asset value(d)	1.80%	3.91%		4.30%	4.41%	1.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,275	$42,766		$58,706	$83,835	$110,294
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.57%	1.57	%(e)	1.57%	1.57%	1.57%
Expenses, before waivers/ reimbursements	1.81%	1.86	%(e)	1.87%	1.94%	1.87%
Expenses, before waivers/ reimbursements excluding interest expense	1.74%	1.72	%(e)	1.73%	1.88%	1.85%
Net investment income, net of waivers/reimbursements	3.52%	3.55	%(e)	3.56%	3.89%	3.83%
Portfolio turnover rate	6%	6%		38%	15%	45%

See footnote summary on page 160.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	149

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New Jersey Portfolio
	Class C
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 9.93	$ 9.90		$ 9.84	$ 9.81	$ 10.04

Income From Investment Operations
Net investment income(b)(c)	.35	.35		.35	.38	.38
Net realized and unrealized gain (loss) on investment transactions	(.17)	.03		.07	.03	(.22)

Net increase in net asset value from operations	.18	.38		.42	.41	.16

Less: Dividends
Dividends from net investment income	(.35)	(.35)		(.36)	(.38)	(.39)

Net asset value, end of period	$ 9.76	$ 9.93		$ 9.90	$ 9.84	$ 9.81

Total Return
Total investment return based on net asset value(d)	1.80%	3.92%		4.31%	4.30%	1.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,031	$34,042		$35,279	$37,926	$45,633
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.57%	1.57	%(e)	1.57%	1.57%	1.57%
Expenses, before waivers/ reimbursements	1.80%	1.85	%(e)	1.86%	1.93%	1.86%
Expenses, before waivers/ reimbursements excluding interest expense	1.74%	1.71	%(e)	1.72%	1.87%	1.84%
Net investment income, net of waivers/reimbursements	3.52%	3.55	%(e)	3.56%	3.89%	3.83%
Portfolio turnover rate	6%	6%		38%	15%	45%

See footnote summary on page 160.

150	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Ohio Portfolio
	Class A
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 10.16	$ 10.14		$ 10.10	$ 10.05	$ 10.02

Income From Investment Operations
Net investment income(b)(c)	.40	.41		.43	.44	.46
Net realized and unrealized gain (loss) on investment transactions	(.10)	.02		.03	.05	.05

Net increase in net asset value from operations	.30	.43		.46	.49	.51

Less: Dividends
Dividends from net investment income	(.40)	(.41)		(.42)	(.44)	(.48)

Net asset value, end of period	$ 10.06	$ 10.16		$ 10.14	$ 10.10	$ 10.05

Total Return
Total investment return based on net asset value(d)	3.05%	4.40%		4.67%	5.02%	5.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$93,801	$87,902		$85,749	$78,184	$75,102
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.85%	.85	%(e)	.85%	.85%	.85%
Expenses, before waivers/ reimbursements	1.01%	.98	%(e)	.99%	1.14%	1.15%
Net investment income, net of waivers/reimbursements	4.00%	4.12	%(e)	4.19%	4.38%	4.59%
Portfolio turnover rate	4%	11%		23%	33%	23%

See footnote summary on page 160.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	151

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Ohio Portfolio
	Class B
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 10.15	$ 10.13		$ 10.09	$ 10.04	$ 10.02

Income From Investment Operations
Net investment income(b)(c)	.33	.34		.36	.37	.39
Net realized and unrealized gain (loss) on investment transactions	(.10)	.02		.03	.05	.04

Net increase in net asset value from operations	.23	.36		.39	.42	.43

Less: Dividends
Dividends from net investment income	(.33)	(.34)		(.35)	(.37)	(.41)

Net asset value, end of period	$ 10.05	$ 10.15		$ 10.13	$ 10.09	$ 10.04

Total Return
Total investment return based on net asset value(d)	2.34%	3.67%		3.95%	4.30%	4.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,436	$41,802		$55,111	$70,121	$83,422
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.55%	1.55	%(e)	1.55%	1.55%	1.55%
Expenses, before waivers/ reimbursements	1.72%	1.69	%(e)	1.69%	1.85%	1.86%
Net investment income, net of waivers/reimbursements	3.30%	3.42	%(e)	3.50%	3.69%	3.88%
Portfolio turnover rate	4%	11%		23%	33%	23%

See footnote summary on page 160.

152	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Ohio Portfolio
	Class C
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 10.16	$ 10.13		$ 10.09	$ 10.05	$ 10.02

Income From Investment Operations
Net investment income(b)(c)	.33	.34		.36	.37	.39
Net realized and unrealized gain (loss) on investment transactions	(.10)	.03		.03	.04	.05

Net increase in net asset value from operations	.23	.37		.39	.41	.44

Less: Dividends
Dividends from net investment income	(.33)	(.34)		(.35)	(.37)	(.41)

Net asset value, end of period	$ 10.06	$ 10.16		$ 10.13	$ 10.09	$ 10.05

Total Return
Total investment return based on net asset value(d)	2.33%	3.78%		3.94%	4.19%	4.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$40,087	$44,023		$47,610	$48,233	$54,062
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.55%	1.55	%(e)	1.55%	1.55%	1.55%
Expenses, before waivers/ reimbursements	1.71%	1.68	%(e)	1.69%	1.85%	1.85%
Net investment income, net of waivers/reimbursements	3.31%	3.42	%(e)	3.49%	3.69%	3.89%
Portfolio turnover rate	4%	11%		23%	33%	23%

See footnote summary on page 160.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	153

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Pennsylvania Portfolio
	Class A
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 10.58	$ 10.53		$ 10.48	$ 10.44	$ 10.58

Income From Investment Operations
Net investment income(b)(c)	.41	.42		.44	.48	.50
Net realized and unrealized gain (loss) on investment transactions	(.14)	.05		.05	.04	(.14)

Net increase in net asset value from operations	.27	.47		.49	.52	.36

Less: Dividends
Dividends from net investment income	(.41)	(.42)		(.44)	(.48)	(.50)

Net asset value, end of period	$ 10.44	$ 10.58		$ 10.53	$ 10.48	$ 10.44

Total Return
Total investment return based on net asset value(d)	2.60%	4.57%		4.75%	5.06%	3.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$92,626	$81,151		$78,472	$74,132	$84,053
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	.95%	.95	%(e)	.95%	.95%	.95%
Expenses, before waivers/ reimbursements	1.03%	1.11	%(e)	1.20%	1.24%	1.16%
Expenses, before waivers/ reimbursements excluding interest expense	1.03%	1.01	%(e)	1.04%	1.18%	1.16%
Net investment income, net of waivers/reimbursements	3.92%	4.00	%(e)	4.19%	4.55%	4.91%
Portfolio turnover rate	8%	23%		36%	19%	17%

See footnote summary on page 160.

154	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Pennsylvania Portfolio
	Class B
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 10.58	$ 10.53		$ 10.48	$ 10.44	$ 10.58

Income From Investment Operations
Net investment income(b)(c)	.34	.35		.37	.40	.44
Net realized and unrealized gain (loss) on investment transactions	(.14)	.05		.05	.04	(.15)

Net increase in net asset value from operations	.20	.40		.42	.44	.29

Less: Dividends
Dividends from net investment income	(.34)	(.35)		(.37)	(.40)	(.43)

Net asset value, end of period	$ 10.44	$ 10.58		$ 10.53	$ 10.48	$ 10.44

Total Return
Total investment return based on net asset value(d)	1.89%	3.84%		4.01%	4.32%	2.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,329	$33,448		$41,760	$55,552	$68,409
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.65%	1.65	%(e)	1.65%	1.65%	1.65%
Expenses, before waivers/ reimbursements	1.74%	1.82	%(e)	1.90%	1.95%	1.87%
Expenses, before waivers/ reimbursements excluding interest expense	1.74%	1.72	%(e)	1.74%	1.89%	1.87%
Net investment income, net of waivers/reimbursements	3.21%	3.31	%(e)	3.49%	3.85%	4.21%
Portfolio turnover rate	8%	23%		36%	19%	17%

See footnote summary on page 160.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	155

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Pennsylvania Portfolio
	Class C
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 10.58	$ 10.53		$ 10.48	$ 10.44	$ 10.58

Income From Investment Operations
Net investment income(b)(c)	.34	.35		.37	.40	.44
Net realized and unrealized gain (loss) on investment transactions	(.14)	.05		.05	.04	(.15)

Net increase in net asset value from operations	.20	.40		.42	.44	.29

Less: Dividends
Dividends from net investment income	(.34)	(.35)		(.37)	(.40)	(.43)

Net asset value, end of period	$ 10.44	$ 10.58		$ 10.53	$ 10.48	$ 10.44

Total Return
Total investment return based on net asset value(d)	1.89%	3.84%		4.02%	4.32%	2.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,295	$34,332		$34,705	$36,168	$42,917
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.65%	1.65	%(e)	1.65%	1.65%	1.65%
Expenses, before waivers/ reimbursements	1.74%	1.82	%(e)	1.90%	1.94%	1.87%
Expenses, before waivers/ reimbursements excluding interest expense	1.74%	1.72	%(e)	1.74%	1.88%	1.87%
Net investment income, net of waivers/reimbursements	3.22%	3.30	%(e)	3.49%	3.85%	4.20%
Portfolio turnover rate	8%	23%		36%	19%	17%

See footnote summary on page 160.

156	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Virginia Portfolio
	Class A
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 10.84	$ 10.82		$ 10.77	$ 10.75	$ 10.77
Income From Investment Operations
Net investment income(b)(c)	.45	.47		.49	.52	.52
Net realized and unrealized gain (loss) on investment transactions	(.16)	.02		.05	.01	(.03)

Net increase in net asset value from operations	.29	.49		.54	.53	.49

Less: Dividends
Dividends from net investment income	(.45)	(.47)		(.49)	(.51)	(.51)

Net asset value, end of period	$ 10.68	$ 10.84		$ 10.82	$ 10.77	$ 10.75

Total Return
Total investment return based on net asset value(d)	2.72%	4.61%		5.11%	5.04%	4.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$119,858	$109,343		$88,605	$64,089	$71,572
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	.72%	.72	%(e)	.72%	.72%	.72%
Expenses, before waivers/ reimbursements	.99%	1.01	%(e)	1.09%	1.18%	1.15%
Expenses, before waivers/ reimbursements excluding interest expense	.99%	1.00	%(e)	1.00%	1.18%	1.15%
Net investment income, net of waivers/reimbursements	4.19%	4.33	%(e)	4.48%	4.82%	4.87%
Portfolio turnover rate	15%	31%		23%	10%	25%

See footnote summary on page 160.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	157

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Virginia Portfolio
	Class B
	Year Ended September 30,
	2007	2006		2005	2004(a)	2003

Net asset value, beginning of period	$ 10.82	$ 10.80		$ 10.75	$ 10.73	$ 10.75

Income From Investment Operations
Net investment income(b)(c)	.38	.39		.41	.44	.45
Net realized and unrealized gain (loss) on investment transactions	(.17)	.02		.05	.01	(.04)

Net increase in net asset value from operations	.21	.41		.46	.45	.41

Less: Dividends
Dividends from net investment income	(.37)	(.39)		(.41)	(.43)	(.43)

Net asset value, end of period	$ 10.66	$ 10.82		$ 10.80	$ 10.75	$ 10.73

Total Return
Total investment return based on net asset value(d)	2.01%	3.89%		4.36%	4.32%	3.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,486	$37,006		$46,489	$65,978	$82,541
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.42%	1.42	%(e)	1.42%	1.42%	1.42%
Expenses, before waivers/ reimbursements	1.69%	1.72	%(e)	1.80%	1.89%	1.85%
Expenses, before waivers/ reimbursements excluding interest expense	1.69%	1.71	%(e)	1.71%	1.89%	1.85%
Net investment income, net of waivers/reimbursements	3.49%	3.64	%(e)	3.81%	4.13%	4.18%
Portfolio turnover rate	15%	31%		23%	10%	25%

See footnote summary on page 160.

158	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Virginia Portfolio
Class C
Year Ended September 30,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 10.81	$ 10.79	$ 10.74	$ 10.73	$ 10.75

Income From Investment Operations
Net investment income(b)(c)	.38	.39	.41	.44	.45
Net realized and unrealized gain (loss) on investment transactions	(.16)	.02	.06	– 0	–	(.04)

Net increase in net asset value from operations	.22	.41	.47	.44	.41

Less: Dividends
Dividends from net investment income	(.37)	(.39)	(.42)	(.43)	(.43)

Net asset value, end of period	$ 10.66	$ 10.81	$ 10.79	$ 10.74	$ 10.73

Total Return
Total investment return based on net asset value(d)	2.11%	3.90%	4.41%	4.23%	3.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,516	$34,544	$29,412	$28,654	$33,486
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements excluding interest expense	1.42%	1.42	%(e)	1.42%	1.42%	1.42%
Expenses, before waivers/ reimbursements	1.69%	1.71	%(e)	1.79%	1.88%	1.85%
Expenses, before waivers/ reimbursements excluding interest expense	1.69%	1.70	%(e)	1.70%	1.88%	1.85%
Net investment income, net of waivers/reimbursements	3.50%	3.64	%(e)	3.80%	4.13%	4.17%
Portfolio turnover rate	15%	31%	23%	10%	25%

See footnote summary on page 160.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	159

Financial Highlights

(a)	As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended September 30, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share. The effect on the ratio of net investment income to average net assets was as follows:

	Class A	Class B	Class C
Arizona	.01%	.00%	.00%
Florida	(.02)%	(.02)%	(.02)%
Massachusetts	(.01)%	.00%	(.01)%
Michigan	.01%	.01%	.02%
Minnesota	.00%	.00%	.00%
New Jersey	.01%	.01%	.01%
Ohio	(.04)%	(.03)%	(.04)%
Pennsylvania	.00%	.01%	.00%
Virginia	(.02)%	(.01)%	(.02)%

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

160	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Alliance Municipal Income Fund II

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alliance Municipal Income Fund II (the “Fund”) (comprising, respectively, the Arizona, Florida, Massachusetts, Michigan, Minnesota, New Jersey, Ohio, Pennsylvania, and Virginia Portfolios) as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Alliance Municipal Income Fund II at September 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 27, 2007

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	161

Report of Independent Registered Public Accounting Firm

TAX INFORMATION (unaudited)

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Michigan Portfolio paid $558,233 of long-term capital gains distributed during the fiscal year ended September 30, 2007, which is subject to a maximum tax rate of 15%.

The Portfolios designated the following for the fiscal year ended September 30, 2007:

Portfolio	Exempt-Interest Dividends
Arizona	$7,948,817
Florida	9,306,646
Massachusetts	5,197,763
Michigan	4,495,268
Minnesota	3,624,953
New Jersey	6,146,017
Ohio	6,150,596
Pennsylvania	5,317,153
Virginia	7,022,505

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2008.

162	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.,(1) Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

(Guy) Robert B. Davidson III(2), Senior Vice President

Douglas J. Peebles, Senior Vice President

Jeffrey S. Phlegar, Senior Vice President

Michael G. Brooks(2), Vice President

Fred S. Cohen(2), Vice President

Terrance T. Hults(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Thomas R. Manley, Controller

Custodian

The Bank of New York

One Wall Street

New York, NY 10286

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, Texas 78278-6003

Toll-free (800) 227-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of and investment decisions for the Portfolios’ portfolios are made by the Municipal Bond Investment Team. Michael G. Brooks, Fred S. Cohen, (Guy) Robert B. Davidson III and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios’ portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	163

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEE
Marc O. Mayer,*** 1345 Avenue of the Americas, New York, NY 10105 50 (2003)	Executive Vice President of the Adviser since 2001 and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) (“SCB & Co.”) and its predecessor since prior to 2002.	107	SCB Partners, Inc. and SCB Inc.

DISINTERESTED TRUSTEES
William H. Foulk, Jr., # + Chairman of the Board 75 (1998)	Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2002. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	109	None

David H. Dievler, # 78 (1993)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”) (formerly, Alliance Capital Management Corporation) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	108	None

164	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, # 65 (1998)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design and during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	107	None

Michael J. Downey, # 63 (2005)	Consultant since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	107	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2002. He is also President of the Arbor Company (private family investments).	107	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	107	None

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	165

Management of the Fund

NAME, ADDRESS* AND AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Marshall C. Turner, Jr., # 66 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi-conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and renamed from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting) 1993-2003.	107	Xilinx, Inc. (semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 68 (2007)	Of Counsel and Partner from 1976-2006, of the law firm Sullivan & Cromwell LLP, specializing in investment management, corporate and securities law; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	107	None

*	The address for each of the Fund’s disinterested Trustees is AllianceBernstein L. P., c/o Philp L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	Mr. Mayer is an “interested trustee”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

166	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Marc O. Mayer 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004 and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2002 until March 2003.

(Guy) Robert B. Davidson III 46	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Douglas J. Peebles 42	Senior Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2002.

Jeffrey S. Phlegar 41	Senior Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2002.

Michael G. Brooks 59	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Fred S. Cohen 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Terrance T. Hults 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Emilie D. Wrapp 52	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2002.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	167

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS**
Joseph J. Mantineo 48	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2002.

Thomas R. Manley 56	Controller	Vice President of the Adviser,** with which he has been associated since prior to 2002.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.
The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

168	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Municipal Income Fund II (the “Trust”) in respect of the following Portfolios:2

–Arizona Portfolio

–Florida Portfolio

–Massachusetts Portfolio

–Michigan Portfolio

–Minnesota Portfolio

–New Jersey Portfolio

–Ohio Portfolio

–Pennsylvania Portfolio

–Virginia Portfolio

This is a summary prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (“the NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios, which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1	It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

2	Future references to the Portfolios do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolios.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	169

PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS, CAPS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee[4]	Trust
Low Risk Income	45 bp on 1st $ 2.5 billion	Municipal Income Fund II
40 bp on next $2.5 billion
35 bp on the balance

The Portfolios’ net assets on September 30, 2006 are set forth below:

Portfolio	Net Assets ($MM)
Arizona Portfolio	$ 216.3
Florida Portfolio	$ 215.8
Massachusetts Portfolio	$ 142.4
Michigan Portfolio	$ 137.1
Minnesota Portfolio	$ 97.3
New Jersey Portfolio	$ 160.3
Ohio Portfolio	$ 173.7
Pennsylvania Portfolio	$ 148.9
Virginia Portfolio	$ 180.9

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative, and other services. Indicated below are the reimbursement amounts, which the Adviser received from the

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The management fees for each Portfolio are based on the percentage of each Portfolio’s average daily net assets, not a combination of any of the Portfolios.

170	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Portfolios during their most recently completed fiscal year; expressed in dollars and as a percentage of average daily net assets:

Portfolio	Amount	As a % of Average Daily Net Assets
Arizona Portfolio	$72,500	0.04%
Florida Portfolio	$72,500	0.03%
Massachusetts Portfolio	$72,500	0.05%
Michigan Portfolio[5]	$72,500	0.05%
Minnesota Portfolio[5]	$72,500	0.07%
New Jersey Portfolio	$72,500	0.04%
Ohio Portfolio	$72,500	0.04%
Pennsylvania Portfolio	$72,500	0.05%
Virginia Portfolio[6]	$72,500	0.04%

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse certain of the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit each Portfolio’s expense ratios to the amounts set forth below for each Portfolio’s current fiscal year. The waiver agreement is terminable by the Adviser at the end of the Portfolios’ fiscal year upon at least 60 days written notice. In addition, set forth below are the gross expense ratios of the Portfolios as of the Portfolios’ most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[7]	Fiscal Year End
Arizona Portfolio	Class A	0.78%	0.95%	September 30
	Class B	1.48%	1.66%
	Class C	1.48%	1.66%

Florida Portfolio	Class A	0.78%	0.92%	September 30
	Class B	1.48%	1.63%
	Class C	1.48%	1.62%

Massachusetts Portfolio	Class A	0.82%	1.03%	September 30
	Class B	1.52%	1.74%
	Class C	1.52%	1.73%

Michigan Portfolio	Class A	1.01%	1.03%	September 30
	Class B	1.71%	1.74%
	Class C	1.71%	1.73%

Minnesota Portfolio	Class A	0.90%	1.09%	September 30
	Class B	1.60%	1.80%
	Class C	1.60%	1.80%

5	The Adviser waived the amount in its entirety.

6	See footnote 5.

7	Annualized.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	171

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[7]	Fiscal Year End
New Jersey Portfolio	Class A	0.87%	1.03%	September 30
	Class B	1.57%	1.74%
	Class C	1.57%	1.73%

Ohio Portfolio	Class A	0.85%	0.99%	September 30
	Class B	1.55%	1.70%
	Class C	1.55%	1.69%

Pennsylvania Portfolio	Class A	0.95%	1.01%	September 30
	Class B	1.65%	1.71%
	Class C	1.65%	1.71%

Virginia Portfolio	Class A	0.72%	0.98%	September 30
	Class B	1.42%	1.69%
	Class C	1.42%	1.68%

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolios to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolios’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

172	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolios. However, with respect to the Portfolios, the Adviser represented that there is no institutional product in the Form ADV that has a substantially similar investment style as the Portfolios. It should be noted that the Adviser has represented that it does not manage any separately managed accounts that have similar investment guidelines as any of the Portfolios. The Adviser does manage separately managed accounts that invest principally in municipal securities but those mandates have a substantially lower risk profile (credit and interest rate risk) than the Portfolios.

The Adviser represented that it does not sub-advise any registered investment companies of other fund families with a substantially similar investment style as any of the Portfolios.8

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included each Portfolio’s ranking with respect to the proposed advisory fee relative to the median of each Portfolio’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the subject Portfolio.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. However, because certain of the Portfolios had original EGs with an insufficient number of peers, at the request of the Adviser and the Senior Officer, Lipper expanded each of the Portfolios’ EGs to

8	The Adviser manages certain portfolios of Sanford C. Bernstein Fund, Inc. which invests principally in municipal securities but they are of different states.

9	It should be noted that Lipper does not consider average account size when constructing EGs. Portfolios with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expense differently.

10	The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	173

include peers that had a similar (but not the same) Lipper investment classification/ objective. However, because Lipper had expanded the EGs of those Portfolios, under Lipper’s standard guidelines, each of the Portfolios’ Lipper Expense Universe (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment classification/objective.11 A “normal” EU will include funds that have the same investment classification/objective and load type as the subject Portfolio.12

Portfolio	Contractual Management Fee[13]	Lipper Expense Group Median	Rank
Arizona Portfolio[14]	0.450	0.520	3/11
Florida Portfolio[15]	0.450	0.547	3/12
Massachusetts Portfolio[16]	0.450	0.500	3/15
Michigan Portfolio[17]	0.450	0.550	2/13
Minnesota Portfolio[18]	0.450	0.525	2/14

11	The expansion of the Portfolios’ EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

13	The contractual management fees for the Portfolios do not reflect any expense reimbursements made by the Portfolios to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fees do not reflect any management waivers for expense caps that effectively reduce the contractual management fee.

14	The Portfolio’s EG includes the Portfolio, four other Arizona Municipal Debt funds, one Virginia Municipal Debt fund, one Georgia Municipal Debt fund, one Louisiana Municipal Debt Fund, one Minnesota Municipal Debt fund, one Hawaii Municipal Debt fund and one Connecticut Municipal Debt fund.

15	The Portfolio’s EG includes the Portfolio, seven other Florida Municipal Debt funds, two Minnesota Municipal Debt funds, one Massachusetts Municipal Debt fund and one Ohio Municipal Debt fund.

16	The Portfolio’s EG includes the Portfolio, nine other Massachusetts Municipal Debt funds, two Florida Municipal Debt funds, one Minnesota Debt fund, one Ohio Municipal Debt fund and one Pennsylvania Municipal Debt fund.

17	The Portfolio’s EG includes the Portfolio, five other Michigan Municipal Debt funds, two Ohio Municipal Debt funds, two Florida Municipal Debt funds, one Minnesota Municipal Debt fund, one Massachusetts Municipal Debt fund and one Pennsylvania Municipal Debt fund.

18	The Portfolio’s EG includes the Portfolio, six other Minnesota Municipal Debt funds, three Massachusetts Municipal Debt funds, two Pennsylvania Municipal Debt funds and two Ohio Municipal Debt funds.

174	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Portfolio	Contractual Management Fee[13]	Lipper Expense Group Median	Rank
New Jersey Portfolio	0.450	0.510	2/10
Ohio Portfolio[19]	0.450	0.550	2/13
Pennsylvania Portfolio[20]	0.450	0.549	2/12
Virginia Portfolio[21]	0.450	0.510	4/12

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of the Portfolios’ EGs and EUs. The Portfolios’ total expense ratio rankings are also shown.

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Arizona Portfolio[23]	0.780	0.800	5/11	0.837	24/64

Florida Portfolio[24]	0.780	0.852	2/12	0.869	14/61

Massachusetts Portfolio[25]	0.820	0.888	3/15	0.876	26/81

19	The Portfolio’s EG includes the Portfolio, eight other Ohio Municipal Debt funds, one Florida Municipal Debt fund, one Pennsylvania Municipal Debt fund, one Minnesota Municipal Debt fund and one Massachusetts Municipal Debt fund.

20	The Portfolio’s EG includes the Portfolio, eight other Pennsylvania Municipal Debt funds, two Florida Municipal Debt funds and one Ohio Municipal Debt fund.

21	The Portfolio’s EG includes the Portfolio, five other Virginia Municipal Debt funds, two Minnesota Municipal Debt funds, one Connecticut Municipal Debt fund, one Wisconsin Municipal Debt fund, one Missouri Municipal Debt fund and one Hawaii Municipal Debt fund.

22	Most recently completed fiscal year Class A share total expense ratio.

23	The Portfolio’s EU includes all other retail front-end load Arizona Municipal Debt funds, Virginia Municipal Debt funds, Georgia Municipal Debt funds, Louisiana Municipal Debt funds, Minnesota Municipal Debt funds, Hawaii Municipal Debt funds and Connecticut Municipal Debt funds, excluding outliers.

24	The Portfolio’s EU includes all other retail front-end load Florida Municipal Debt funds, Minnesota Municipal Debt funds, Massachusetts Municipal Debt funds and Ohio Municipal Debt funds, excluding outliers.

25	The Portfolio’s EU includes all other retail front-end load Massachusetts Municipal Debt funds, Florida Municipal Debt funds, Minnesota Municipal Debt funds, Ohio Municipal Debt funds and Pennsylvania Municipal Debt funds, excluding outliers.

26	The Portfolio’s EU includes all other retail front-end load Michigan Municipal Debt funds, Ohio Municipal Debt funds, Florida Municipal Debt funds, Minnesota Municipal Debt funds, Massachusetts Municipal Debt funds and Pennsylvania Municipal Debt funds, excluding outliers.

27	The Portfolio’s EU includes all other retail front-end load Minnesota Municipal Debt funds, Massachusetts Municipal Debt funds, Pennsylvania Municipal Debt funds and Ohio Municipal Debt funds, excluding outliers.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	175

Portfolio	Expense Ratio (%)[22]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Michigan Portfolio[26]	0.999	0.897	11/13	0.871	115/127

Minnesota Portfolio[27]	0.900	0.897	8/14	0.878	42/66

New Jersey Portfolio	0.870	0.871	5/10	0.870	8/15

Ohio Portfolio[28]	0.850	0.871	5/13	0.876	32/81

Pennsylvania Portfolio[29]	0.950	0.885	9/12	0.869	36/48

Virginia Portfolio[30]	0.720	0.841	3/12	0.850	15/72

Based on this analysis, except for Florida Portfolio and Virginia Portfolio, which have a more favorable ranking on a total expense ratio basis than on a management fee basis and Massachusetts Portfolio, which has equally favorable rankings, the Portfolios have a more favorable ranking on a management fee basis than they do on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, allows the Adviser’s management and the Trustees to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Adviser’s profitability information for the Portfolios prepared by the Adviser for the Trustees of the Trust was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolios increased during the calendar year 2005, relative to 2004.

28	The Portfolio’s EU includes all other retail front-end load Ohio Municipal Debt funds, Florida Municipal Debt funds, Pennsylvania Municipal Debt funds, Minnesota Municipal Debt funds and Massachusetts Municipal Debt funds, excluding outliers.

29	The Portfolio’s EU includes all other retail front-end load Pennsylvania Municipal Debt funds, Florida Municipal Debt funds, and Ohio Municipal Debt funds, excluding outliers.

30	The Portfolio’s EU includes all other retail front-end load Virginia Municipal Debt funds, Minnesota Municipal Debt funds, Connecticut Municipal Debt funds, Wisconsin Municipal Debt funds, Missouri Municipal Debt funds and Hawaii Municipal Debt funds, excluding outliers.

176	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

In addition to the Adviser’s direct profits from managing the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent and distribution services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolios’ principal underwriter. ABI and the Adviser have disclosed in the Portfolios’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.31

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the Portfolios’ most recently completed fiscal year:

Portfolio	Amount Received
Arizona Portfolio	$38,075
Florida Portfolio	$33,138
Massachusetts Portfolio	$9,833
Michigan Portfolio	$15,465
Minnesota Portfolio	$9,447
New Jersey Portfolio	$5,870
Ohio Portfolio	$18,079
Pennsylvania Portfolio	$8,837
Virginia Portfolio	$21,636

31	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	177

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the Portfolios’ most recently completed fiscal year:

Portfolio	12b-1 Fee Received	CDSC Received
Arizona Portfolio	$1,227,750	$47,987
Florida Portfolio	$1,402,560	$58,320
Massachusetts Portfolio	$1,061,013	$31,534
Michigan Portfolio	$1,038,592	$57,631
Minnesota Portfolio	$525,174	$8,148
New Jersey Portfolio	$1,296,061	$54,382
Ohio Portfolio	$1,366,284	$74,003
Pennsylvania Portfolio	$1,071,744	$21,119
Virginia Portfolio	$1,079,158	$27,314

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2005 in comparison to 2004. Set forth below are the net fees which ABIS retained from the Portfolios during the Portfolios’ most recently completed fiscal year:32

Portfolio	ABIS Fee	Expense Offset
Arizona Portfolio	$35,339	$470
Florida Portfolio	$35,969	$451
Massachusetts Portfolio	$37,112	$543
Michigan Portfolio	$47,767	$544
Minnesota Portfolio	$31,415	$325
New Jersey Portfolio	$61,832	$620
Ohio Portfolio	$51,028	$652
Pennsylvania Portfolio	$54,671	$524
Virginia Portfolio	$37,609	$414

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in

32	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account.

178	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund’s assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolios.

The information in the table below shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolios33 relative to their Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)34 for the periods ended June 30, 2006.35

33	The performance returns and rankings are for the Class A shares of the Portfolios. It should be noted that the performance returns of the Portfolios that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolios’ performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolios to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolios, as reported by the Adviser, are provided instead of Lipper.

34	A Portfolio’s PG and PU may not necessarily be identical to its respective EG and EU. Funds with negative management fees are excluded from EGs and EUs but not necessarily from PGs and PUs. In addition, PGs and PUs only include funds of the same Lipper investment classification/objective as the Portfolios, in contrast to certain of the Portfolios’ EGs and EUs, which may include funds of similar but not the same investment classification/objective.

35	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of each Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	179

Arizona Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	0.96	0.53	0.53	1/5	3/11
3 year	4.46	2.80	2.80	1/5	1/11
5 year	5.10	4.54	4.54	1/5	2/11
10 year	6.03	4.92	4.99	1/5	1/10

Florida Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	1.68	1.43	1.10	4/8	4/16
3 year	4.00	3.98	3.05	4/8	4/16
5 year	5.20	4.75	4.43	3/8	3/16
10 year	5.80	5.25	5.12	1/8	1/16

Massachusetts Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	1.00	0.59	0.54	3/10	3/17
3 year	3.66	3.16	2.89	2/10	2/17
5 year	4.36	4.81	4.64	9/10	13/17
10 year	5.60	5.33	5.19	3/10	3/16

Michigan Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	1.14	0.59	0.47	1/6	2/11
3 year	3.77	2.61	2.57	1/6	1/11
5 year	5.20	4.25	4.34	1/6	1/11
10 year	6.25	5.03	5.09	1/6	1/11

Minnesota Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	0.97	0.88	0.75	3/7	6/18
3 year	3.29	2.93	2.88	2/7	5/18
5 year	4.74	4.64	4.58	3/7	6/17
10 year	5.60	5.12	5.11	1/7	2/17

New Jersey Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	1.23	0.75	0.75	4/10	5/16
3 year	3.48	3.08	2.79	4/10	6/16
5 year	3.68	4.17	4.17	10/10	16/16
10 year	5.18	5.04	5.04	3/10	5/16

Ohio Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	0.77	0.34	0.22	2/9	2/14
3 year	3.50	2.55	2.42	2/9	2/14
5 year	4.51	4.27	4.27	3/9	4/13
10 year	5.52	4.91	4.91	1/9	1/13

Pennsylvania Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	0.92	0.48	0.44	4/9	9/21
3 year	3.62	3.25	3.06	2/9	3/21
5 year	4.97	4.66	4.66	3/9	7/21
10 year	5.71	5.19	5.12	1/9	3/21

180	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

Virginia Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	1.80	0.65	0.51	2/6	2/10
3 year	4.09	3.39	3.02	1/6	1/9
5 year	5.15	4.72	4.64	1/6	1/9
10 year	5.95	5.15	5.15	1/6	1/9

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolios (in bold) versus their benchmarks.36 Note that each Portfolio’s benchmark is the Lehman Brothers Municipal Bond Index.37

	Periods Ending June 30, 2006 Annualized Performance
Portfolio	1 Year	3 Year	5 Year	10 Year	Since Inception
Arizona Portfolio	0.96	4.46	5.10	6.03	6.16
Lehman Brothers Municipal Bond Index	0.89	3.23	5.05	5.79	6.11

Florida Portfolio	1.68	4.00	5.20	5.80	5.53
Lehman Brothers Municipal Bond Index	0.89	3.23	5.05	5.79	5.64

Massachusetts Portfolio	1.00	3.66	4.36	5.60	6.32
Lehman Brothers Municipal Bond Index	0.89	3.23	5.05	5.79	6.08

Michigan Portfolio	1.14	3.77	5.20	6.25	6.21
Lehman Brothers Municipal Bond Index	0.89	3.23	5.05	5.79	5.68

Minnesota Portfolio	0.97	3.29	4.74	5.60	5.25
Lehman Brothers Municipal Bond Index	0.89	3.23	5.05	5.79	5.64

New Jersey Portfolio	1.23	3.48	3.68	5.18	4.99
Lehman Brothers Municipal Bond Index	0.89	3.23	5.05	5.79	5.64

Ohio Portfolio	0.77	3.50	4.51	5.52	5.23
Lehman Brothers Municipal Bond Index	0.89	3.23	5.05	5.79	5.64

Pennsylvania Portfolio	0.92	3.62	4.97	5.71	5.56
Lehman Brothers Municipal Bond Index	0.89	3.23	5.05	5.79	5.64

Virginia Portfolio	1.80	4.09	5.15	5.95	6.37
Lehman Brothers Municipal Bond Index	0.89	3.23	5.05	5.79	6.05

36	The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.

37	The Lehman Brothers Municipal Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included, bonds must be investment grade and be at least one year from maturity. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and pre-funded bonds. The index represents a national municipal bond index as opposed to a specific state index.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	181

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 15, 2006

182	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Global Bond Fund*

Corporate Bond Portfolio

Emerging Market Debt Fund

Diversified Yield Fund*

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	183

AllianceBernstein Family of Funds

NOTES

184	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	185

NOTES

186	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

NOTES

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II •	187

NOTES

188	• ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

ALLIANCEBERNSTEIN MUNICIPAL INCOME FUND II

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MIFII-0151-0907

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees		Audit-Related Fees		Tax Fees
Arizona Portfolio	2006 2007	$ $	23,722 26,220	$ $	4,486 3,386	$ $	14,171 17,190

Florida Portfolio	2006 2007	$ $	23,722 26,220	$ $	4,486 3,386	$ $	14,268 16,735

Massachusetts Portfolio	2006 2007	$ $	23,722 26,220	$ $	4,486 3,386	$ $	14,171 13,553

Michigan Portfolio	2006 2007	$ $	23,722 26,220	$ $	4,486 3,386	$ $	13,915 12,813

Minnesota Portfolio	2006 2007	$ $	23,722 26,220	$ $	4,486 3,386	$ $	13,703 11,288

New Jersey Portfolio	2006 2007	$ $	23,722 26,220	$ $	4,486 3,386	$ $	14,012 14,733

Ohio Portfolio	2006 2007	$ $	23,722 26,220	$ $	4,486 3,386	$ $	14,086 15,122

Pennsylvania Portfolio	2006 2007	$ $	23,722 26,220	$ $	4,486 3,386	$ $	13,944 14,098

Virginia Portfolio	2006 2007	$ $	23,722 26,220	$ $	4,486 3,386	$ $	14,035 15,743

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates		Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Arizona Portfolio	2006	$680,145	$150,172
			$(136,001)
			$(14,171)
	2007	$1,213,831	$140,096
			$(122,906)
			$(17,190)

Florida Portfolio	2006	$680,242	$150,269
			$(136,001)
			$(14,268)
	2007	$1,213,366	$139,631
			$(122,906)
			$(16,735)

Massachusetts Portfolio	2006	$680,145	$150,172
			$(136,001)
			$(14,171)
	2007	$1,210,194	$136,459
			$(122,906)
			$(13,553)

Michigan Portfolio	2006	$679,889	$149,916
			$(136,001)
			$(13,915)
	2007	$1,209,454	$135,719
			$(122,906)
			$(12,813)

Minnesota Portfolio	2006	$679,677	$149,704
			$(136,001)
			$(13,703)
	2007	$1,207,929	$134,194
			$(122,906)
			$(11,288)

New Jersey Portfolio	2006	$679,986	$150,013
			$(136,001)
			$(14,012)
	2007	$1,212,474	$138,739
			$(124,006)
			$(14,733)

Ohio Portfolio	2006	$680,060	$150,087
			$(136,001)
			$(14,086)
	2007	$1,211,763	$138,028
			$(122,906)
			$(15,122)

Pennsylvania Portfolio	2006	$679,918	$149,945
			$(136,001)
			$(13,944)
	2007	$1,210,739	$137,004
			$(122,906)
			$(14,098)

Virginia Portfolio	2006	$680,009	$150,036
			$(136,001)
			$(14,035)
	2007	$1,212,384	$138,649
			$(122,906)
			$(15,743)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Municipal Income Fund II

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	November 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	November 26, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 26, 2007